As filed with the Securities and Exchange Commission on April 8, 2014

Securities Act File No. 333-[              ]
Investment Company Act File No. 811-08795

UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.
(Check appropriate box or boxes)

BROOKFIELD HIGH INCOME FUND INC.
(Exact name of registrant as specified in charter)

Brookfield Place
250 Vesey Street
New York, New York 10281-1023
(Address of Principal Executive Offices)

Telephone Number: (800) 497-3746 (Area Code and Telephone Number)

Kim G. Redding
President
Brookfield High Income Fund Inc.
Brookfield Place
250 Vesey Street
New York, New York 10281-1023
(Name and Address of Agent for Service)

Copies to:

Jonathan C. Tyras, Esq. Brookfield High Income Fund Inc. Brookfield Place, 250 Vesey Street New York, New York 10281-1023	Michael R. Rosella, Esq. Paul Hastings LLP 75 E. 55th Street New York, New York 10022

Approximate Date of Proposed Offering:  As soon as practicable after this Registration Statement is declared effective.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)		Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common stock, $0.001 par value per share	[ ]	$	[ ]	$1,000,000	$128.80

(1)                                 Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457 under the Securities Act of 1933.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.
BROOKFIELD HIGH INCOME FUND INC.
Brookfield Place
250 Vesey Street
New York, New York 10281-1023

(800) 497-3746

[           ], 2014

Dear Shareholder:

A joint special meeting of shareholders (the “Special Meeting”) of Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”), Helios Strategic Income Fund, Inc. (“HSA”) and Brookfield High Income Fund Inc. (formerly known as, Helios High Yield Fund) (“HHY” and together with HAV, HIH, HMH and HSA, the “Funds”), each a Maryland corporation, will be held on [     ], [     ], 2014, at [     ] a.m. for the purpose of taking various actions in connection with the proposed reorganizations of each of HAV, HIH, HMH and HSA into HHY.

More specifically, at the Special Meeting, the shareholders of HAV, HIH, HMH and HSA will be asked to consider reorganizing each of HAV, HIH, HMH and HSA into HHY (each, a “Reorganization” and together, the “Reorganizations”), a fund with near identical investment objectives and similar (but not identical) investment policies and managed by the same portfolio management team at Brookfield Investment Management Inc. (the “Adviser”).  Shareholders of HHY will be asked to consider issuing additional shares of common stock of HHY in connection with the Reorganizations.  Each of these proposals is described in more detail in the enclosed Joint Proxy Statement/Prospectus.

The Board of Directors of each Fund believes each proposal, as applicable, is in the best interests of its respective Fund and shareholders and unanimously recommends that you vote “FOR” each proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully.  While you are welcome to attend the Special Meeting in person, most shareholders find it more convenient to authorize a proxy to vote their shares.  As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting.  You may vote in person at the Special Meeting or choose one of the methods below to authorize proxies to vote your shares:

•                                          By touch-tone telephone;

•                                          By Internet; or

•                                          By returning the enclosed proxy card in the postage-paid envelope.

If you do not vote using one of these methods, you may be contacted by [               ], our proxy solicitor, to authorize a proxy to vote your shares over the phone.  If you would like additional information concerning either proposal, please call one of our service representatives at [     ] Monday through Friday between [     ] a.m. — [     ] p.m. (Eastern Time) and Saturday between [     ] a.m. — [     ] p.m. (Eastern Time).  Your participation in this vote is extremely important.

As always, we appreciate your support.

Sincerely,

/s/ Kim G. Redding

KIM G. REDDING
President

Helios Advantage Income Fund, Inc.
Helios High Income Fund, Inc.
Helios Multi-Sector High Income Fund, Inc.
Helios Strategic Income Fund, Inc.
Brookfield High Income Fund Inc.

Please submit your proxy now.  Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be.  If you authorize a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “For” each proposal, as applicable.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares of common stock at the Special Meeting.

[        ], 2014

IMPORTANT NOTICE
TO SHAREHOLDERS OF

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.

BROOKFIELD HIGH INCOME FUND INC.

QUESTIONS & ANSWERS

Although we recommend that you read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the proposals to be voted on.

Q:                                  Why is a shareholder meeting being held?

A:                                   For shareholders of Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”) and Helios Strategic Income Fund, Inc. (“HSA”):  You are being asked to vote on the reorganization (each, a “Reorganization” and together, the “Reorganizations”) of each of HAV, HIH, HMH and HSA, respectively (each such fund being referred to herein as a “Target Fund” and together, the “Target Funds”) into Brookfield High Income Fund Inc. (formerly known as, Helios High Yield Fund) (“HHY” or the “Acquiring Fund” and, together with the Target Funds, each, a “Fund”), a fund with near identical investment objectives and similar (but not identical) investment policies to those of each of the Target Funds that has the same investment adviser, Brookfield Investment Management Inc. (the “Adviser”), and the same portfolio management team as the Target Funds.  The term “Combined Fund” will refer to HHY as the surviving fund after the Reorganizations.

Shareholders of HAV, HIH, HMH and HSA are being asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at a joint special meeting of shareholders (“Special Meeting”): the reorganization of their fund with HHY, a fund with near identical investment objectives and similar (but not identical) investment policies.

For shareholders of Brookfield High Income Fund Inc. (“HHY”):  You are being asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting:  the issuance of additional shares of common stock of HHY in connection with the Reorganizations (the “Issuance”).

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite

i

shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

If the Reorganizations are consummated, shareholders of the Combined Fund, including former shareholders of the Target Funds, would be subject to the investment policies of the Acquiring Fund following the Reorganizations.  See “Comparison of the Funds” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment objectives and investment policies.

Proposals Regarding the Reorganizations

Q:                                  Why are the Reorganizations being recommended?

A:                                   The Board of each Fund, as applicable, anticipates that the Reorganizations will benefit the shareholders of each Target Fund and the Acquiring Fund by providing the potential for:

i.                  a lower operating expense ratio for the Combined Fund than for each of the Funds prior to the Reorganization;

ii.               comparable (i.e., the same or slightly lower or higher) earnings, which is expected to allow each Fund’s shareholders to maintain a distribution yield on net asset value (“NAV”) comparable to the distribution yield on NAV for each of the Funds prior to the Reorganizations;

iii.            greater secondary market liquidity for the Combined Fund’s shares of common stock, which may result in tighter bid-ask spreads;

iv.           better trade execution for the Combined Fund’s shareholders when purchasing or selling the Combined Fund’s shares of common stock;

v.              improved discount levels of the Combined Fund’s shares of common stock; and

vi.           operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms.

Q.                                   How will the Reorganizations affect the fees and expenses of the Funds?

A:                                  For the fiscal year ended March 31, 2013, HAV’s, HIH’s, HMH’s and HSA’s total expense ratios were 2.39%, 2.52%, 2.49% and 2.54%, respectively.  For the fiscal year ended June 30, 2013, HHY’s total expense ratio was 2.16%.  For the 12-month period ended December 31, 2013, HAV’s, HIH’s, HMH’s and HSA’s total expense ratios were 2.26%, 2.38%, 2.33% and 2.41%, respectively.  For the 12-month period ended

December 31, 2013, HHY’s total expense ratio was 2.11%.  The Funds estimate that the completion of the Reorganizations would result in a total expense ratio for the Combined Fund of 1.98% on a pro forma basis for the 12-month period ended December 31, 2013, representing a reduction in the total expense ratio for the shareholders of HAV, HIH, HMH, HSA and HHY of 0.29%, 0.41%, 0.36%, 0.44% and 0.13%, respectively.  There can be no assurance that future expenses will not increase or that any expense savings for the Combined Fund will be realized.

The contractual advisory fee of the Combined Fund will be 0.65%, which is the same as the current contractual advisory fee of each Target Fund and the Acquiring Fund.  The Combined Fund will also have a separate administration fee of 0.15% payable to the Adviser, which is the same as the current administration fee of each Target Fund and the Acquiring Fund.

Q:                                  What happens if shareholders of one Target Fund do not approve its Reorganization but shareholders of the other Target Funds approve their Reorganizations?

A:                                   The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Q:                                  How similar are the Funds?

A:                                   Each Fund is a Maryland corporation and a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Board of each Fund consists of the same directors.  Each Fund’s shares of common stock are listed on the New York Stock Exchange.  The Funds have the same investment adviser and administrator, the same portfolio management team, near identical investment objectives and similar (but not identical) investment policies, strategies, risks and restrictions.

Investment Objectives:

HHY’s investment objectives are fundamental and may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.  HAV’s, HIH’s, HMH’s and HSA’s investment objectives are not fundamental and may be changed by the Fund’s Board without shareholder approval.

HHY’s primary investment objective is to seek high current income. HHY will also seek capital growth as a secondary objective, to the extent consistent with its primary objective of seeking high current income.

Each Target Fund’s primary investment objective is to seek a high level of current income.  Each Target Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.

Principal Investment Strategies:

HHY, under normal market conditions, will invest at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures, and other debt instruments rated below investment grade (lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s (“S&P”), or comparably rated by another nationally recognized statistical rating organization (“Rating Agency”), or unrated but determined by the Adviser to be of comparable quality (collectively, “High Yield Obligations”).  Except with respect to up to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

HAV seeks to achieve its investment objectives by investing a majority of its total assets in below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential.  These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.  Below investment grade debt securities are rated Ba3 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another Rating Agency or not rated by any Rating Agency but determined to be of comparable quality by the Adviser.  Except with respect to up to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

HIH seeks to achieve its investment objectives by investing a majority of its total assets in a diversified portfolio of below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential.  These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.  Below investment grade debt securities are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another Rating Agency or not rated by any Rating Agency but determined to be of comparable quality by the Adviser.  Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

HMH seeks to achieve its investment objectives by investing in a diversified portfolio consisting primarily of debt securities that the Adviser believes offers attractive yield and capital appreciation potential.  These securities may include, but are not limited to, corporate bonds, mortgage-and asset-backed securities, convertible debt securities and distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring.  The Fund intends to focus its investments in below investment grade securities.  Under normal market conditions, the Fund anticipates that it will invest at least 50% of its total assets in below investment grade securities.  Below investment grade debt securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.  Except with respect to 20% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

HSA will invest in debt securities that the Adviser believes offer attractive yield and capital appreciation potential.  These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.  These debt securities may be rated investment grade or below investment grade.  As a result, at the Adviser’s discretion, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below investment grade securities at other times. Under normal market conditions, the Fund anticipates that it will invest between 25% and 65% of its total assets in investment grade debt securities and between 25% and 65% of its total assets in below investment grade securities.  Investment grade debt securities are rated higher than Ba3 by Moody’s, higher than BB+ by S&P, comparably rated by another Rating Agency or not rated by any Rating Agency but determined to be of comparable quality by the Adviser.  Below investment grade debt securities are rated Ba3 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another Rating Agency or not rated by any Rating Agency but determined to be of comparable quality by the Adviser.  Except with respect to 15% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above Ca (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

See “Comparison of the Funds” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment strategies.

Q:                                  How will the Reorganizations be effected?

A:                                   Assuming each Target Fund’s shareholders approve their Fund’s Reorganization and HHY shareholders approve the Issuance, each of HAV, HIH, HMH and HSA will transfer substantially all of their assets (excluding the Reserve, as defined in the Joint Proxy Statement/Prospectus under Terms of the Reorganization Agreements) to HHY in exchange for shares of common stock

v

of HHY, and the assumption by HHY of substantially all of the liabilities of each of HAV, HIH, HMH and HSA (excluding the Retained Liabilities, as defined in the Joint Proxy Statement/Prospectus under Terms of the Reorganization Agreements).  Thereafter, each of HAV, HIH, HMH and HSA will be dissolved in accordance with Maryland law, their Charters and Bylaws and the 1940 Act.

Shareholders of HAV, HIH, HMH and HSA:  You will become shareholders of HHY.  Holders of shares of common stock of HAV, HIH, HMH and HSA will receive newly issued shares of common stock of HHY, $0.001 par value per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the shares of common stock of HAV, HIH, HMH and HSA you held immediately prior to the Reorganizations (which may reflect a reduction of the net asset value resulting from the creation of a Reserve by each Target Fund to satisfy the Retained Liabilities of each Target Fund not being assumed by HHY (as described in the Joint Proxy Statement/Prospectus under “Terms of the Reorganization Agreements”)), less the costs of the Reorganizations (although shareholders may receive cash for fractional shares).

Shareholders of HHY:  You will remain a shareholder of HHY.

Q:                                  At what prices have shares of common stock of HAV, HIH, HMH, HSA and HHY historically traded?

A:                                   Shares of common stock of each Fund have from time to time traded at, above and below their net asset values.  As of March 4, 2014, HAV shares were trading at a 5.70% discount to its net asset value, HIH shares were trading at a 7.41% discount to its net asset value, HMH shares were trading at a 4.13% discount to its net asset value, HSA shares were trading at a 6.31% discount to its net asset value, and HHY shares were trading at a 6.54% discount to its net asset value.  There can be no assurance that, after the Reorganizations, shares of common stock of HHY (as the Combined Fund) will trade at, above or below net asset value.  The market value of the shares of common stock of HHY as the Combined Fund may be less than the market value of the shares of common stock of your Fund prior to the Reorganizations.

Q:                                  Will I have to pay any fees or expenses in connection with the Reorganizations?

A:                                   Yes. Shareholders will indirectly bear the costs of the Reorganizations. The total costs of the Reorganizations are estimated to be $400,000 and will be reflected in each Fund’s net asset value prior to the closing of the Reorganizations. Whether or not the Reorganizations are consummated, the estimated allocation of the costs among the Funds is as follows: $106,834 for the Acquiring Fund, $92,044 for HAV, $64,949 for HIH, $73,813 for HMH and $62,360 for HSA. The allocation of the estimated costs of the Reorganizations is based on the relative net assets of each Fund. The Reorganizations are expected to result in cost savings (excluding the costs of leverage) over time for the shareholders of each Fund in their capacity as shareholders of the Combined Fund following the Reorganizations.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of the Reorganizations. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Adviser. The imposition of such fees are based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees for corporate actions should be directed to a shareholder’s Financial Intermediary.

Q:                                  Who will pay for the costs associated with the Special Meeting and the Reorganizations?

A:                                   Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations and the Issuance, including the costs associated with the Special Meeting, will be borne by each Fund in proportion to its net assets.  Such costs are estimated to be $400,000 in the aggregate, of which $92,044, $64,949, $73,813, $62,360 and $106,834 is estimated to be paid by HAV, HIH, HMH, HSA and HHY, respectively.  The Board of each Fund determined that the Reorganization costs were reasonable.

Q:                                  Will I have to pay any federal taxes as a result of the Reorganizations?

A:                                   Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  If a Reorganization so qualifies, in general, shareholders of each Target Fund will recognize no gain or loss for federal income tax purposes in connection with a Reorganization.  Additionally, neither HHY nor its shareholders will recognize any gain or loss for federal income tax purposes pursuant to the Reorganizations.

On or prior to the closing date of the transactions with respect to the Reorganizations (the “Closing Date”), each Target Fund’s Board will authorize and each Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that each Target Fund maintains its regulated investment company (“RIC”) status at all times up to and including the Closing Date.  Such a distribution may be taxable to each Target Fund’s shareholders for federal income tax purposes.  [In addition, to the extent that portfolio securities of a Target Fund are sold in connection with a Reorganization, such Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by such Target Fund.  However, since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than [  ]% of the assets of each Target Fund).]

The Funds’ shareholders should consult their own tax advisers regarding the federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:                                  Why is the vote of shareholders of HHY being solicited in connection with the Reorganizations?

A:                                   Although HHY will continue its legal existence and operations after the Reorganizations, the rules of the New York Stock Exchange (on which HHY’s shares of common stock are listed) require HHY’s shareholders to approve the issuance of additional shares of common stock in connection with the Reorganizations.

Q:                                  What is the timetable for the Reorganizations?

A:                                   If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect in the [third] quarter of 2014.

Q:                                  How does the Board of my Fund suggest that I vote?

A:                                   After careful consideration, the Board of each Fund unanimously recommends that you vote “FOR” each of the items proposed for your Fund.

General

Q:                                  How do I authorize my proxy or vote at the Special Meeting?

A:                                   You may authorize your proxy by mail, phone or Internet or vote in person at the Special Meeting.  To authorize your proxy by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.  If you choose to authorize your proxy by phone or Internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus.  To authorize your proxy by phone or Internet, you will need the “control number” that appears on the proxy card.  You may vote in person at the Special Meeting by attending in person and filling out a ballot.

Q:                                  Can I revoke my proxy?

A:                                   Yes, if your shares of common stock are held in your name, you can revoke your proxy by:  filing written notice of revocation before the Special Meeting with [                                                               ], at the address shown on the front of this Joint Proxy Statement/Prospectus; signing a proxy bearing a later date; or voting in person at the Special Meeting.  Attendance at the Special Meeting will not, by itself, revoke a proxy.  If your shares of common stock are held in the name of your broker, bank or other nominee, please follow the instructions provided by the holder of your common stock regarding how to revoke your proxy.

Q:                                  Whom do I contact for further information?

A:                                   You may contact your financial advisor for further information.  You may also call [              ], the Funds’ proxy solicitor, at [                ].

Please submit your proxy now.  Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be.  If you submit a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “For” each Proposal, as applicable.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares of common stock at the Special Meeting.

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.

BROOKFIELD HIGH INCOME FUND INC.

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [           ], [     ], 2014

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”), and Helios Strategic Income Fund, Inc. (“HSA,” and collectively with HAV, HIH and HMH, the “Target Funds”) and Brookfield High Income Fund Inc. (“HHY” or the “Acquiring Fund,” and, together with the Target Funds, each, a “Fund”), each a Maryland corporation, will be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, on [        ], [        ], 2014, at [        ] a.m. for the following purposes:

1.              The Reorganizations of the Target Funds

Shareholders of HAV:

Proposal 1(A):  The shareholders of HAV are being asked to consider and vote upon an Agreement and Plan of Reorganization between HAV and HHY (the “HAV Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HAV of substantially all of its assets (excluding the Reserve, as defined in the Joint Proxy Statement/Prospectus under Terms of the Reorganization Agreements) to HHY in exchange solely for newly issued shares of common stock of HHY, and HHY’s assumption of substantially all of the liabilities of HAV (excluding the Retained Liabilities, as defined in the Joint Proxy Statement/Prospectus); (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HAV [(with cash being distributed in lieu of fractional common shares)]; and (iii) the liquidation, dissolution and termination of HAV in accordance with applicable law.

Shareholders of HIH:

Proposal 1(B):  The shareholders of HIH are being asked to consider and vote upon an Agreement and Plan of Reorganization between HIH and HHY (the “HIH Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HIH of substantially all of its assets (excluding the Reserve) to HHY in exchange solely for newly issued shares of common stock of HHY, and HHY’s assumption of substantially all of the liabilities of HIH (excluding the Retained Liabilities); (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HIH [(with cash being distributed in lieu of fractional common shares)]; and (iii) the liquidation, dissolution and termination of HIH in accordance with applicable law.

Shareholders of HMH:

Proposal 1(C):  The shareholders of HMH are being asked to consider and vote upon an Agreement and Plan of Reorganization between HMH and HHY (the “HMH Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HMH of substantially all of its assets (excluding the Reserve) to HHY in exchange solely for newly issued shares of common stock of HHY, and HHY’s assumption of substantially all of the liabilities of HMH (excluding the Retained Liabilities); (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HMH [(with cash being distributed in lieu of fractional common shares)]; and (iii) the liquidation, dissolution and termination of HMH in accordance with applicable law.

Shareholders of HSA:

Proposal 1(D):  The shareholders of HSA are being asked to consider and vote upon an Agreement and Plan of Reorganization between HSA and HHY (the “HSA Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HSA of substantially all of its assets (excluding the Reserve) to HHY in exchange solely for newly issued shares of common stock of HHY, and HHY’s assumption of substantially all of the liabilities of HSA (excluding the Retained Liabilities); (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HSA [(with cash being distributed in lieu of fractional common shares)]; and (iii) the liquidation, dissolution and termination of HSA in accordance with applicable law.

2.              Issuance of shares of common stock by Brookfield High Income Fund Inc.

Shareholders of HHY:

Proposal 2(A):  The shareholders of HHY are being asked to consider and vote upon the issuance of additional shares of common stock of HHY in connection with the HAV Reorganization Agreement.

Proposal 2(B):  The shareholders of HHY are being asked to consider and vote upon the issuance of additional shares of common stock of HHY in connection with the HIH Reorganization Agreement.

Proposal 2(C):  The shareholders of HHY are being asked to consider and vote upon the issuance of additional shares of common stock of HHY in connection with the HMH Reorganization Agreement.

Proposal 2(D):  The shareholders of HHY are being asked to consider and vote upon the issuance of additional shares of common stock of HHY in connection with the HSA Reorganization Agreement.

Shareholders of record of each of HAV, HIH, HMH, HSA and HHY as of the close of business on [     ], 2014, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

ii

THE BOARD OF DIRECTORS (EACH, A “BOARD” OR “BOARD OF DIRECTORS”) OF EACH OF HAV, HIH, HMH, HSA AND HHY REQUESTS THAT YOU AUTHORIZE PROXIES TO VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH TARGET FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

•                                          FOR THE REORGANIZATION OF YOUR TARGET FUND PURSUANT TO YOUR TARGET FUND’S REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, AND THE LIQUIDATION, DISSOLUTION AND TERMINATION OF YOUR TARGET FUND IN ACCORDANCE WITH APPLICABLE LAW.

THE BOARD OF HHY UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

•                                          FOR THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK OF YOUR FUND IN CONNECTION WITH EACH OF THE REORGANIZATION AGREEMENTS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Directors of
Helios Advantage Income Fund, Inc.,
Helios High Income Fund, Inc.,
Helios Multi-Sector High Income Fund, Inc.,
Helios Strategic Income Fund, Inc. and
Brookfield High Income Fund Inc.

JONATHAN C. TYRAS
Secretary
Helios Advantage Income Fund, Inc.,
Helios High Income Fund, Inc.,
Helios Multi-Sector High Income Fund, Inc.,
Helios Strategic Income Fund, Inc. and
Brookfield High Income Fund Inc.

[                ], 2014

iii

YOUR VOTE IS IMPORTANT.

PLEASE AUTHORIZE YOUR PROXY TO VOTE BY PROMPTLY SIGNING AND
RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING
INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW
MANY SHARES YOU OWN.

iv

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated April 8, 2014

JOINT PROXY STATEMENT/PROSPECTUS
HELIOS ADVANTAGE INCOME FUND, INC.
HELIOS HIGH INCOME FUND, INC.
HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.
HELIOS STRATEGIC INCOME FUND, INC.
BROOKFIELD HIGH INCOME FUND INC.

Brookfield Place
250 Vesey Street
New York, New York 10281-1023
(800) 497-3746

JOINT SPECIAL MEETING OF SHAREHOLDERS

[           ], 2014

This Joint Proxy Statement/Prospectus is furnished to you as a common shareholder of Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”), Helios Strategic Income Fund, Inc. (“HSA”) and/or Brookfield High Income Fund Inc. (formerly known as, Helios High Yield Fund) (“HHY”), each a Maryland corporation and a diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  This Joint Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors (each, a “Board” or “Board of Directors”) of each Fund for a joint special meeting (the “Special Meeting”) of shareholders of HAV, HIH, HMH, HSA and HHY (each, a “Fund” and collectively, the “Funds”), which will be held at the offices of Brookfield Investment Management Inc. (the “Adviser”), Brookfield Place, 250 Vesey Street, [     ] Floor, New York, New York 10281-1023, on [           ], [                 ], 2014, at [    ] a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus.  If you are unable to attend the Special Meeting or any postponements or adjournments thereof, the Board of each Fund requests that you authorize your proxy to vote your shares of common stock by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet.  The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is [               ], 2014.

The purposes of the Special Meeting are:

1.              The Reorganizations of the Target Funds

Shareholders of HAV:

Proposal 1(A):  The shareholders of HAV are being asked to consider and vote upon an Agreement and Plan of Reorganization between HAV and HHY (the “HAV Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HAV of substantially all of its assets (excluding the Reserve, as defined in this Joint Proxy Statement/Prospectus under Terms of the Reorganization Agreements) to HHY in exchange solely for newly issued shares of common stock of HHY, and HHY’s assumption of substantially all of the liabilities of HAV (excluding the Retained Liabilities, as defined in the Joint Proxy Statement/Prospectus); (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HAV [(with cash being distributed in lieu of fractional common shares)]; and (iii) the liquidation, dissolution and termination of HAV in accordance with applicable law.

Shareholders of HIH:

Proposal 1(B):  The shareholders of HIH are being asked to consider and vote upon an Agreement and Plan of Reorganization between HIH and HHY (the “HIH Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HIH of substantially all of its assets (excluding the Reserve) to HHY in exchange solely for newly issued shares of common stock of HHY, and HHY’s assumption of substantially all of the liabilities of HIH (excluding the Retained Liabilities); (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HIH [(with cash being distributed in lieu of fractional common shares)]; and (iii) the liquidation, dissolution and termination of HIH in accordance with applicable law.

Shareholders of HMH:

Proposal 1(C):  The shareholders of HMH are being asked to consider and vote upon an Agreement and Plan of Reorganization between HMH and HHY (the “HMH Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HMH of substantially all of its assets (excluding the Reserve) to HHY in exchange solely for newly issued shares of common stock of HHY, and HHY’s assumption of substantially all of the liabilities of HMH (excluding the Retained Liabilities); (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HMH [(with cash being distributed in lieu of fractional common shares)]; and (iii) the liquidation, dissolution and termination of HMH in accordance with applicable law.

Shareholders of HSA:

Proposal 1(D):  The shareholders of HSA are being asked to consider and vote upon an Agreement and Plan of Reorganization between HSA and HHY (the “HSA Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HSA of substantially all of its assets (excluding the Reserve) to HHY in exchange solely for newly issued shares of common stock of HHY, and HHY’s assumption of substantially all of the liabilities of HSA (excluding the Retained Liabilities); (ii) the distribution of such newly

ii

issued shares of common stock of HHY to the common shareholders of HSA [(with cash being distributed in lieu of fractional common shares)]; and (iii) the liquidation, dissolution and termination of HSA in accordance with applicable law.

2.              Issuance of shares of common stock by Brookfield High Income Fund Inc.

Shareholders of HHY:

Proposal 2(A):  The shareholders of HHY are being asked to consider and vote upon the issuance of additional shares of common stock of HHY in connection with the HAV Reorganization Agreement.

Proposal 2(B):  The shareholders of HHY are being asked to consider and vote upon the issuance of additional shares of common stock of HHY in connection with the HIH Reorganization Agreement.

Proposal 2(C):  The shareholders of HHY are being asked to consider and vote upon the issuance of additional shares of common stock of HHY in connection with the HMH Reorganization Agreement.

Proposal 2(D):  The shareholders of HHY are being asked to consider and vote upon the issuance of additional shares of common stock of HHY in connection with the HSA Reorganization Agreement.

Shareholders of record of each of HAV, HIH, HMH, HSA and HHY as of the close of business on [     ], 2014 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

HAV, HIH, HMH and HSA are sometimes referred to herein as the “Target Funds,” and HHY is sometimes referred to herein as the “Acquiring Fund.”  Each Reorganization Agreement that Target Fund shareholders are being asked to consider involves transactions that will be referred to in this Joint Proxy Statement/Prospectus as a “Reorganization.”  The Fund surviving the Reorganizations is referred to herein as the “Combined Fund.”

The Reorganization seeks to combine five funds that are similar (but not identical) in order to achieve certain economies of scale and other operational efficiencies.  In the Reorganizations, each Target Fund will transfer substantially all of its assets (excluding the Reserve) to HHY in exchange for shares of common stock of HHY, and the assumption by HHY of substantially all of the liabilities of that Target Fund (excluding the Retained Liabilities).  Each Target Fund will then be liquidated, dissolved and terminated in accordance with its charter, Bylaws, the 1940 Act and Maryland law.  In connection with the Reorganizations, the holders of outstanding shares of common stock of each Target Fund will receive newly issued shares of common stock of HHY, $0.001 par value per share, in a liquidating distribution.  The aggregate net asset value of HHY shares of common stock received by the shareholders of each Target Fund in the Reorganizations will equal the aggregate net asset value of such Target Fund’s shares of common stock held by such shareholders immediately prior to the Reorganization (which may reflect a reduction of the net asset value resulting from the creation of a Reserve to satisfy the Retained Liabilities not being

iii

assumed by HHY (as described under “Terms of the Reorganization Agreements”)), less the costs of the Reorganization (though shareholders may receive cash for their fractional shares).

Each Target Fund will terminate its registration under the 1940 Act in connection with the Reorganizations and will be liquidated and dissolved pursuant to Maryland law.  HHY will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Joint Proxy Statement/Prospectus by reference:

•                                          A Statement of Additional Information, dated [            ], 2014, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”);

•                                          The audited financial statements and related independent registered public accounting firm’s report for HAV, HIH, HMH and HSA and the financial highlights for HAV, HIH, HMH and HSA contained in the Funds’ annual report for the fiscal year ended March 31, 2013, and the financial highlights for HAV, HIH, HMH and HSA contained in the Funds’ unaudited semi-annual report for the fiscal period ended September 30, 2013; and

•                                          The audited financial statements and related independent registered public accounting firm’s report for HHY and the financial highlights for HHY contained in the Fund’s annual report for the fiscal year ended June 30, 2013, and the financial highlights for HHY contained in the Fund’s unaudited semi-annual report for the fiscal period ended December 31, 2013.

Copies of the foregoing may be obtained without charge by calling (800) 497-3746, or writing to the Funds at Brookfield Place, 250 Vesey Street, [  ] Floor, New York, New York 10281-1023.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “1934 Act”) and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC.  Materials filed with the SEC can be reviewed and

iv

copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC  20549 or downloaded from the SEC’s web site at www.sec.gov.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Fund who share an address, unless the Funds have received instructions to the contrary.  This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents.  Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise.  To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The shares of common stock of Brookfield High Income Fund Inc. is listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “HHY” and will continue to be so listed subsequent to the Reorganizations.  The shares of common stock of Helios Advantage Income Fund, Inc. is listed on the NYSE under the ticker symbol “HAV” and will be delisted from the NYSE following the Reorganization.  The shares of common stock of Helios High Income Fund, Inc. is listed on the NYSE under the ticker symbol “HIH” and will be delisted from the NYSE following the Reorganization.  The shares of common stock of Helios Multi-Sector High Income Fund, Inc. is listed on the NYSE under the ticker symbol “HMH” and will be delisted from the NYSE following the Reorganization.  The shares of common stock of Helios Strategic Income Fund, Inc. is listed on the NYSE under the ticker symbol “HSA” and will be delisted from the NYSE following the Reorganization.  Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of HHY in connection with the issuance of HHY shares of common stock in the Reorganizations.  This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund.  Please read it carefully and retain it for future reference.  No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized.  This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the meeting.  For directions to the meeting, please contact the Funds at (800) 497-3746.

v

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING.

This Proxy Statement is available on the Internet at [            ].  You may request a copy by mail (Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc. or Brookfield High Income Fund Inc.), Brookfield Place, 250 Vesey Street, [  ] Floor, New York, New York 10281-1023, or by telephone at 1-800-497-3746.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is [         ], 2014.

vi

-i-

TABLE OF CONTENTS

(continued)

-ii-

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information.  Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1:  THE REORGANIZATIONS OF THE TARGET FUNDS INTO HHY

The Proposed Reorganizations

The Board of each Target Fund, including the directors who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Directors”), has unanimously approved its Reorganization, declared its Reorganization advisable, and directed that its Reorganization be submitted to its shareholders at the Special Meeting.  If the shareholders of each Target Fund approve their Reorganization and the shareholders of HHY approve the issuance of additional shares of HHY common stock in connection with the Reorganizations (see “Proposal 2:  Issuance of HHY Common Shares”), each Target Fund will transfer substantially all of its assets (excluding the Reserve) to HHY in exchange for shares of common stock of HHY, and the assumption by HHY of substantially all the liabilities of that Target Fund (excluding the Retained Liabilities).  Thereafter, the holders of that Target Fund’s common stock will receive shares of common stock of HHY in a liquidating distribution and each Target Fund will be dissolved and terminated in accordance with its charter, Bylaws, the 1940 Act and Maryland law.

The aggregate net asset value (not the market value) of HHY shares of common stock received by each Target Fund’s shareholders in the Reorganizations will equal the aggregate net asset value (not the market value) of the Target Fund’s shares of common stock held immediately prior to that Reorganization (which may reflect a reduction of the net asset value resulting from the creation of a Reserve by each Target Fund to satisfy the Retained Liabilities of each Target Fund not being assumed by HHY (as described under “Terms of the Reorganization Agreements”)), less the costs of that Reorganization.  The market value of the shares of common stock of the Combined Fund may be less than the market value of the shares of common stock of HAV, HIH, HMH, HSA or HHY prior to the Reorganizations.

Background and Reasons for the Proposed Reorganizations

The Reorganizations seek to combine five funds that have near identical investment objectives and similar (but not identical) investment policies to achieve certain economies of scale and other operational efficiencies.  HHY will continue to exist after the Reorganizations as the Combined Fund.  The Board of each Target Fund, based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of its Target Fund.  The Board of the Acquiring Fund, based upon its evaluation of all relevant information, anticipates that the Reorganizations would benefit shareholders of the Acquiring Fund.   The closing of each Reorganization is contingent upon shareholders of all the Target Funds approving their Reorganization and shareholders of the Acquiring Fund approving the Issuance.  If one or more of the Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions, then none of the Reorganizations will be completed and the Board of each Fund will consider other options for each of the Target Funds and the Acquiring Fund, including conducting additional solicitations with respect to the proposals or continuing to operate each Fund as a stand-alone fund.

Based on the considerations below, the Board of each Fund, including all of the Independent Directors, has determined that each Reorganization would be in the best interests of the applicable Fund and that the interests of the existing shareholders of the applicable Fund would not be diluted as a result of the Reorganizations.  The Board of each Target Fund declared its respective Reorganization advisable, approved its respective Reorganization, and the Board of each Target Fund recommends that shareholders of such Fund approve its respective Reorganization.

At a meeting held on February 25, 2014 (the “Meeting”), the Board of each Fund considered and approved its respective Reorganization, declared its respective Reorganization advisable, and directed that its Reorganization be submitted to its shareholders for consideration at the Special Meeting.  The Adviser provided each Board with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations.  The Board of each Fund considered a number of factors, presented at the Meeting, in reaching their determination, including, but not limited to, the following:

•                                          potential for improved economies of scale and a lower total expense ratio with respect to each Fund;

•                                          The Funds estimate that the completion of all of the Reorganizations would result in a total expense ratio for the Combined Fund of 1.98% on a pro forma basis for the twelve-month period ended December 31, 2013, representing a reduction in the total expense ratio for the shareholders of HAV, HIH, HMH, HSA and HHY of 0.29%, 0.41%, 0.36%, 0.44%, and
0.13%, respectively.

•                                          There can be no assurance that future expenses will not increase or that any expense savings will be realized.

•                                          alternatives to the Reorganizations for each Fund;

•                                          the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•                                          the potential effects of the Reorganizations on each Fund’s discount to net asset value (“NAV”);

•                                          the compatibility of the Funds’ investment objectives, policies and related risks;

•                                          consistency of portfolio management and portfolio composition;

•                                          the potential for improved secondary market trading;

•                                          the potential for operating and administrative efficiencies;

•                                          the anticipated tax-free nature of the Reorganizations;

•                                          the potential effects on the Funds’ capital loss carryforwards;

•                                          the effects on each Fund’s undistributed net investment income;

•                                          the expected costs of the Reorganizations;

•                                          the repositioning of the Target Funds’ portfolio holdings;

•                                          the terms of the Reorganizations and whether the Reorganizations would dilute the interest of shareholders of the Funds;

•                                          the effect of the Reorganizations on shareholder rights;

•                                          all pending litigation against the Target Funds [,including, the assumption by HHY of any liability resulting from the Opt-out Actions, the retention of the Claim by each Target Fund and the creation of a Reserve by each Target Fund to satisfy the Retained Liabilities of each Target Fund not being assumed by HHY associated with the Claim]; and

•                                          any potential benefits of the Reorganizations to the Adviser and its affiliates.

The Board of each Fund, including all of the Independent Directors, approved its respective Reorganization, concluding that such Reorganization is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of its respective Reorganization.  This determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and shareholders, although individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Expenses

For the fiscal year ended March 31, 2013, HAV’s, HIH’s, HMH’s and HSA’s total expense ratios were 2.39%, 2.52%, 2.49% and 2.54%, respectively.  For the fiscal year ended June 30, 2013, HHY’s total expense ratio was 2.16%.  For the twelve-month period ended December 31, 2013, the total expense ratios on an annualized basis of HAV, HIH, HMH, HSA and HHY were 2.26%, 2.38%, 2.33%, 2.41% and 2.11%, respectively.  The Funds estimate that if the Reorganizations had been in effect for the twelve-month period ended December 31, 2013, the total expense ratio for the Combined Fund would have been 1.98% on a pro forma basis, representing a reduction in the total expense ratio of 0.29%, 0.41%, 0.36%, 0.44% and 0.13% for each of HAV, HIH, HMH, HSA and HHY respectively, each as a percentage of average net assets attributable to common shares.

Appraisal Rights

Shareholders of HAV, HIH, HMH, HSA and HHY do not have appraisal rights for their shares of common stock.

Comparison of the Funds

The Funds have near identical investment objectives.  HHY’s investment objectives are fundamental and may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.  Each Target Fund’s investment objectives are not fundamental and may be changed by the respective Fund’s Board without shareholder approval.  The primary investment objective for HHY is to seek high current income.  HHY will also seek capital growth as a secondary objective to the extent consistent with its objective of seeking high current income.  Each Target Fund’s primary investment objective is to seek a high level of current income.  Each Target Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.

The Funds have substantially similar (but not identical) investment strategies. The investment strategies and significant operating policies of the Combined Fund will be those of the Acquiring Fund.  Below is a summary of significant differences in the Acquiring Fund’s and Target Funds’ investment policies and strategies.  Please see the table beginning on page [                         ] for more detail.

Principal Investment Strategies.  HHY, under normal market conditions, will invest at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures, and other debt instruments rated below investment grade (lower than Baa by Moody’s Investors Service, Inc.  (“Moody’s”) or lower than BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or comparably rated by another nationally recognized statistical rating organization (each, a “rating agency”)), or unrated but determined by the Adviser to be of comparable quality (collectively, “High Yield Obligations”).  Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

HAV seeks to achieve its investment objectives by investing a majority of its total assets in below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential.  These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.  Below investment grade debt securities are rated Ba3 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.  Except with respect to up to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one rating agency or, if unrated, determined by the Adviser to be of comparable quality.

HIH seeks to achieve its investment objectives by investing a majority of its total assets in a diversified portfolio of below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential.  These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.  Below investment grade debt securities are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.  Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one rating agency or, if unrated, determined by the Adviser to be of comparable quality.

HMH seeks to achieve its investment objectives by investing in a diversified portfolio consisting primarily of debt securities that the Adviser believes offers attractive yield and capital appreciation potential.  These securities may include, but are not limited to, corporate bonds, mortgage-and asset-backed securities, convertible debt securities and distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring.  The Fund intends to focus its investments in below investment grade securities.  Under normal market conditions, the Fund anticipates that it will invest at least 50% of its total assets in below investment grade securities.  Below investment grade debt securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another rating agency or, if unrated, determined by the Adviser to be of comparable quality.  Except with respect to 20% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

HSA will invest in debt securities that the Adviser believes offer attractive yield and capital appreciation potential.  These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.  These debt securities may be rated investment grade or below investment grade.  As a result, at the Adviser’s discretion, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below investment grade securities at other times. Under normal market conditions, the Fund anticipates that it will invest between 25% and 65% of its total assets in investment grade debt securities and between 25% and 65% of its total assets in below investment grade securities.  Investment grade debt securities are rated higher than Ba3 by Moody’s, higher than BB+ by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.  Below investment grade debt securities are rated Ba3 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.  Except with respect to 15% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above Ca (or a comparable rating) by at least one rating agency or, if unrated, determined by the Adviser to be of comparable quality.

Investment Grade Securities.  HHY, HAV and HIH may each invest in investment grade securities to the extent it does not violate their primary investment strategies.  In addition, with respect to HHY, in certain market conditions, the Adviser may determine that securities rated investment grade offer significant opportunities for high income and capital growth and in such conditions, HHY may invest less than 65% of its total assets in High Yield Obligations.  HMH may invest up to 50% of its total assets in investment grade securities.  Under normal market conditions, HSA may invest up to 65%, but not less than 25%, of its total assets in investment grade debt securities.

Distressed Securities.  HHY, HAV and HIH may each invest up to 10% of their total assets in distressed securities which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries.  HMH may invest up to 20% of its total assets in such distressed securities.  HSA may invest up to 15% of its total assets in such distressed securities.  For HHY, HAV, HIH and HSA, distressed securities are generally rated Ca or lower by Moody’s or CC or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.  For HMH, distressed securities are generally rated Ca1 or lower by Moody’s or CC+ or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality

Non-U.S. Securities.  HHY may invest up to 30% of its total assets in the securities of issuers that are denominated in foreign currencies or multinational currency units, including in emerging markets.  HAV, HIH, HMH and HSA may each invest up to 15% of their total assets in foreign debt and equity securities, including in emerging markets.

Equity Securities.  HHY may invest up to 35% of its total assets in equity securities, including common and preferred stocks, securities convertible into equity securities, and rights and warrants to purchase any of the foregoing.  HAV and HIH may each invest up to 25% of their total assets in domestic equity securities, including common stocks, preferred stocks and convertible securities, and up to 15% of their total assets in foreign debt and equity securities.  HMH and HSA may each invest up to 30% (and with respect to HSA only, not less than 5%) of their total assets in domestic and/or foreign equity securities, including common and preferred stocks, securities convertible into equity securities, and rights and warrants to purchase any of the foregoing.

Average Effective Portfolio Maturity.  HHY has no restrictions with respect to average effective portfolio maturity.  HAV, HIH, HMH and HSA each seeks to maintain an average effective portfolio maturity of between 3 and 15 years for the debt securities in its portfolio.

Leverage.  Pursuant to the 1940 Act, each Fund is permitted to borrow up to 33 1/3% of its total assets (including the amount borrowed).  HHY currently intends to continue to utilize financial leverage in an amount equal to approximately 30% of its total assets (including the amount borrowed).  HAV, HIH, HMH and HSA each currently intend to use leverage in an amount equal to approximately 30% of their total assets (including the amount borrowed).  Each of the Funds utilizes a line of credit for investment purposes.

Derivatives.  HHY does not have any stated limitation with respect to derivatives.  HAV, HIH, HMH and HSA may each commit up to 5% of their net assets to initial margin and premiums for non-hedging purposes to enhance potential gain.

Short-Selling.  Except with respect to short sales against the box, HHY will not sell short if after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of its net assets, and will not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.  HHY may make short sales against the box without respect to such limitations.  Each of HAV, HIH, HMH and HSA currently intends to hedge no more than 15% of their total assets with short sales on equity securities underlying their convertible security holdings under normal circumstances.

Other Short-Term Corporate Obligations.  HHY may invest in other short-term corporate obligations, which include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  HAV, HIH, HMH and HSA do not have a stated policy with respect to such investments.

A more detailed description of the Funds’ investment objectives and comparison of significant investment policies, other investment strategies and investment approaches is set forth in the tables below.

Investment Objectives:

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
Investment Objectives	Investment Objectives	Investment Objectives	Investment Objectives	Investment Objectives

HHY’s primary investment objective is to seek high current income. The Fund also seeks capital growth as a secondary objective to the extent consistent with its objective of seeking high current income.

	HAV’s primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.	HIH’s primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.	HMH’s primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.	HSA’s primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.

Investment Policies:

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
Primary Investment Strategies	Primary Investment Strategies	Primary Investment Strategies	Primary Investment Strategies	Primary Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures, and other debt instruments rated below investment grade (lower than Baa by Moody’s or lower than BBB by S&P, or comparably rated by another rating agency), or unrated but determined by the Adviser to be of comparable quality (collectively, “High Yield Obligations”). Lower grade income securities are commonly known as “junk bonds.” Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

The Fund will seek to achieve its investment objectives by investing a majority of its total assets in below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential. These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations. Below investment grade debt securities are rated Ba3 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser. Except with respect to up to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one rating agency or, if unrated, determined

The Fund will seek to achieve its investment objectives by investing a majority of its total assets in a diversified portfolio of below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential. These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations. Below investment grade debt securities are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser. Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one rating agency or, if

The Fund will seek to achieve its investment objectives by investing in a diversified portfolio consisting primarily of debt securities that the Adviser believes offers attractive yield and capital appreciation potential. These securities may include, but are not limited to, corporate bonds, mortgage-and asset-backed securities, convertible debt securities and distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring.

The Fund intends to focus its investments in below investment grade securities. Under normal market conditions, the Fund anticipates that it will invest at least 50% of its total assets in below investment grade securities. Below investment grade debt securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P,

The Fund will invest in debt securities that the Adviser believes offer attractive yield and capital appreciation potential. These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations. At the Adviser’s discretion, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below investment grade securities at other times.

The Fund anticipates that, under normal market conditions, it will invest between 25% and 65% of its total assets in investment grade securities and between 25% and 65% of its total assets in below investment grade debt securities. Below investment grade debt securities are rated Ba3 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA

by the Adviser to be of comparable quality.

The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund’s objectives with such investments.

unrated, determined by the Adviser to be of comparable quality.

The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund’s objectives with such investments.

comparably rated by another rating agency or, if unrated, determined by the Adviser to be of comparable quality. Except with respect to 20% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality. The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund’s objectives with such investments.

rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser. Except with respect to 15% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above Ca (or a comparable rating) by at least one rating agency or, if unrated, determined by the Adviser to be of comparable quality.

The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund’s objectives with such investments.

Investment Grade Securities	Investment Grade Securities	Investment Grade Securities	Investment Grade Securities	Investment Grade Securities

In certain market conditions, the Adviser may determine that securities rated investment grade (i.e., at least Baa by Moody’s or BBB by S&P or comparably rated by another rating agency) offer significant opportunities for high income and capital growth. In such conditions, the Fund may invest less than 65% of its total assets in High Yield Obligations.

The Fund may invest in investment grade debt securities. In unusual market conditions, the Fund may temporarily invest more assets in investment grade securities, short-term debt and cash or cash equivalents as a defensive tactic. To the extent the Fund uses this strategy, its investment returns and distributions to its common stockholders may decrease.

The Fund may invest in investment grade debt securities. In unusual market conditions, the Fund may temporarily invest more assets in investment grade securities, short-term debt and cash or cash equivalents as a defensive tactic. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

While the Fund intends to focus its investments in below investment grade securities, i.e., it will normally have the majority of its assets in those investments, it maintains the flexibility to invest up to 50% of its total assets in investment grade securities, to take advantage of market and value opportunities.  Investment grade debt securities are securities of medium to high quality that are rated Baa3 or higher by Moody’s, BBB- or higher by S&P or within one of the four highest ratings classes of another rating agency or, if unrated, are determined by the Adviser to be of comparable quality.

At the Adviser’s discretion, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below investment grade securities at other times.

Under normal market conditions, the Fund anticipates that it will invest between 25% and 65% of its total assets in investment grade debt securities. Investment grade debt securities are rated higher than Ba3 by Moody’s, higher than BB+ by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
Distressed Securities	Distressed Securities	Distressed Securities	Distressed Securities	Distressed Securities

The Fund may invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default as to payment of principal and/or interest or in significant risk of being in such default, or that are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Adviser of equivalent quality (collectively, “Distressed Securities”).

The Fund may invest up to 10% of its total assets in distressed securities, which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries. Distressed securities are generally rated Ca or lower by Moody’s or CC or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.

The Fund may invest up to 10% of its total assets in distressed securities, which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries. Distressed securities are generally rated Ca or lower by Moody’s or CC or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.

The Fund may invest up to 20% of its total assets in distressed securities, which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other comparably rated debt securities of companies in similar industries. Distressed securities are generally rated Ca1 or lower by Moody’s or CC+ or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.

The Fund may invest up to 15% of its total assets in distressed securities, which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other comparably rated securities of companies in similar industries. Distressed securities are generally rated Ca or lower by Moody’s or CC or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.

Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities

The Fund may invest up to 30% of its total assets in the securities, including High Yield Obligations, of issuers that are denominated in foreign currencies or multinational currency units, including in

	The Fund may invest up to 15% of its total assets in foreign debt and equity securities, including in emerging markets.	The Fund may invest up to 15% of its total assets in foreign debt and equity securities, including in emerging markets.

The Fund may invest up to 15% of its total assets in a combination of foreign debt and foreign equity securities, including in emerging markets (so long as the total assets invested in foreign equity securities do not

The Fund will invest primarily in the securities of United States issuers. However, the Fund may invest up to 15% of total assets in the debt and/or equity securities of companies organized outside of the United States, including in

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
emerging markets.			cause the Fund to exceed its 30% limitation on equity securities generally). The Fund anticipates that all foreign securities it holds will be denominated in U.S. dollars.	emerging markets. All foreign securities held by the Fund will be denominated in U.S. dollars.

Equity Securities	Equity Securities	Equity Securities	Equity Securities	Equity Securities

The Fund may invest up to 35% of its total assets in equity securities, including preferred stocks, common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase any of the foregoing. If the Fund holds such investments as a result of purchase of unit offerings of debt securities which include such securities or in connection with an actual or proposed conversion or exchange of debt securities, the Fund will treat such investments, together with any holdings of convertible securities, as debt securities for purposes of its policy to invest at least 65% of its total assets, under normal circumstances, in High Yield Obligations.

The Fund may invest up to 25% of its total assets in domestic equity securities, including common and preferred stocks. Such securities may include common stocks of real estate investment trusts (“REITs”) and utilities that either are required to and/or customarily pay out a large percentage of their current earnings as dividends.

The Fund may invest up to 25% of its total assets in domestic equity securities, including common and preferred stocks. Such securities may include common stocks of REITs and utilities which either are required to and/or customarily pay out a large percentage of their current earnings as dividends.

The Fund may invest up to 30% of its total assets in equity securities in both domestic and foreign issuers.

Under normal market conditions, the Fund anticipates that it will invest up to 30%, but not less than 5%, of its total assets in domestic and/or foreign equity securities, including common and preferred stocks, securities convertible into equity securities, and rights and warrants to purchase any of the foregoing.

Defensive and Temporary Investments	Defensive and Temporary Investments	Defensive and Temporary Investments	Defensive and Temporary Investments	Defensive and Temporary Investments

The Fund may	When changing	When changing	When changing	When changing

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA

implement various temporary “defensive” strategies at times when the Adviser determines that conditions in the markets make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Fund’s assets in higher-quality debt securities. During all periods when less than 65% of the Fund’s total assets are invested in High Yield Obligations, the Fund’s yield may be expected to be lower than if at least 65% of the Fund’s total assets were invested in High Yield Obligations.

economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, in unusual market conditions, the Fund may temporarily invest up to 100% of its assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower-rated fixed-income

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
	on lower-rated fixed-income securities.	on lower-rated fixed-income securities.		securities.

Diversification	Diversification	Diversification	Diversification	Diversification

The Fund is “diversified” under the 1940 Act.	The Fund is “diversified” under the 1940 Act.	The Fund is “diversified” under the 1940 Act.	The Fund is “diversified” under the 1940 Act.	The Fund is “diversified” under the 1940 Act.

Average Effective Portfolio Maturity	Average Effective Portfolio Maturity	Average Effective Portfolio Maturity	Average Effective Portfolio Maturity	Average Effective Portfolio Maturity

No restrictions.	The Fund will seek to maintain an average effective portfolio maturity of between 3 and 15 years.	The Fund will seek to maintain an average effective portfolio maturity of 3 to 15 years.	The Fund will seek to maintain an average effective portfolio maturity of between 3 and 15 years for the debt securities in its portfolio.	The Fund will seek to maintain an average effective portfolio maturity of 3 to 15 years.

Leverage	Leverage	Leverage	Leverage	Leverage

The Fund expects to utilize financial leverage through borrowings, including a credit facility, the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Fund currently intends to continue to utilize financial leverage in an amount equal to approximately 30% of its total assets (including the amount obtained through leverage). The Fund is permitted to use leverage in a maximum amount equal to 33 1/3% of its total assets. The Fund, with the approval of its Board of Directors, including its

The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of shares of preferred stock. The Fund currently intends to use leverage through borrowings in an amount equal to approximately 30% of its total assets but may leverage up to 33 1/3% of its total assets (in each case including the amount borrowed). The Fund, with the approval of its Board of Directors, including its independent Directors, has entered into the BNP Agreement that allows the Fund to borrow up to 33 1/3% of its total assets. As of [

The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund currently intends to use leverage through borrowings in an amount equal to approximately 30% of its total assets (including the amount borrowed). Under the 1940 Act, the Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund, with the approval of its Board of Directors, including its independent Directors, has entered into the BNP Agreement that allows the Fund to borrow up to 33

The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of shares of preferred stock. The Fund currently intends to leverage its portfolio through the use of a credit facility in an amount equal to approximately 30% of its total assets but may leverage up to 33 1/3% of its total assets (in each case including the amounts obtained through leverage). The Fund, with the approval of its Board of Directors, including its independent Directors, has entered into the BNP Agreement that allows the Fund to borrow up to 33

The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund currently intends to use leverage through borrowings in an amount equal to approximately 33 1/3% of its total assets (including the amount borrowed). The Fund, with the approval of its Board of Directors, including its independent Directors, has entered into the BNP Agreement that allows the Fund to borrow up to 33 1/3% of its total assets. As of [ ], 2014, the Fund had borrowings under the BNP Agreement

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA

independent Directors, has entered into a financing package that includes a Commitment Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage, Inc. that allows the Fund to borrow up to 33 1/3% of its total assets. As of [ ], 2014, the Fund had borrowings under the BNP Agreement representing approximately [ ]% of the Fund’s total assets. Borrowings under the BNP Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

], 2014, the Fund had borrowings under the BNP Agreement representing approximately [ ]% of the Fund’s total assets. Borrowings under the BNP Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

1/3% of its total assets. As of [ ], 2014, the Fund had borrowings under the BNP Agreement representing approximately [ ]% of the Fund’s total assets. Borrowings under the BNP Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

1/3% of its total assets. As of [ ], 2014, the Fund had borrowings under the BNP Agreement representing approximately [ ]% of the Fund’s total assets. Borrowings under the BNP Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

representing approximately [ ]% of the Fund’s total assets. Borrowings under the BNP Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

Zero Coupon, Pay- in-Kind and Deferred Payment Securities	Zero Coupon, Pay- in-Kind and Deferred Payment Securities	Zero Coupon, Pay- in-Kind and Deferred Payment Securities	Zero Coupon, Pay- in-Kind and Deferred Payment Securities	Zero Coupon, Pay- in-Kind and Deferred Payment Securities

The Fund may invest in zero coupon, pay-in-kind and deferred payment securities, including those that are lower grade securities.	The Fund may invest in zero coupon and pay-in-kind securities.	The Fund may invest in zero coupon and pay-in-kind securities.	The Fund may invest in zero coupon and pay-in-kind securities.	The Fund may invest in zero coupon and pay-in-kind securities.

Corporate Loans	Corporate Loans	Corporate Loans	Corporate Loans	Corporate Loans

The Fund may invest in primary or secondary market	No stated policy.	No stated policy.	No stated policy.	No stated policy.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
purchases of loans or participation interests in loans extended to corporate borrowers or sovereign governmental entities by commercial banks and other financial institutions.

Corporate Bonds	Corporate Bonds	Corporate Bonds	Corporate Bonds	Corporate Bonds

No stated policy.	The Fund may invest in corporate bonds.	The Fund may invest in corporate bonds.	The Fund may invest in corporate bonds.	The Fund may invest in corporate bonds.

Mortgage-Related Securities	Mortgage-Related Securities	Mortgage-Related Securities	Mortgage-Related Securities	Mortgage-Related Securities

The Fund may invest in mortgage-related securities.	The Fund may invest in mortgage-related securities.	The Fund may invest in mortgage-related securities.	The Fund may invest in mortgage-related securities.	The Fund may invest in mortgage-related securities.

Asset-Backed Securities	Asset-Backed Securities	Asset-Backed Securities	Asset-Backed Securities	Asset-Backed Securities

The Fund may invest in asset-backed securities.	The Fund may invest in asset-backed securities.	The Fund may invest in asset-backed securities.	The Fund may invest in asset-backed securities.	The Fund may invest in asset-backed securities.

Preferred Stock	Preferred Stock	Preferred Stock	Preferred Stock	Preferred Stock

The Fund may invest in preferred stock.	The Fund may invest in preferred stock.	The Fund may invest in preferred stock.	The Fund may invest in preferred stock.	The Fund may invest in preferred stock.

Convertible Securities	Convertible Securities	Convertible Securities	Convertible Securities	Convertible Securities

The Fund may invest in convertible securities.	The Fund may invest in convertible securities.	The Fund may invest in convertible securities.	The Fund may invest in convertible securities.	The Fund may invest in convertible securities.

U.S. Government Securities	U.S. Government Securities	U.S. Government Securities	U.S. Government Securities	U.S. Government Securities

The Fund may invest in U.S. Government securities.	The Fund may invest in U.S. Government securities.	The Fund may invest in U.S. Government securities.	The Fund may invest in U.S. Government securities.	The Fund may invest in U.S. Government securities.

Municipal Obligations	Municipal Obligations	Municipal Obligations	Municipal Obligations	Municipal Obligations

The Fund may invest in municipal obligations.	The Fund may invest in municipal obligations.	The Fund may invest in municipal obligations.	The Fund may invest in municipal obligations.	The Fund may invest in municipal obligations.

Illiquid and Restricted Securities	Illiquid and Restricted Securities	Illiquid and Restricted Securities	Illiquid and Restricted Securities	Illiquid and Restricted Securities

The Fund may invest without limit in obligations for which no readily available market exists or which are otherwise illiquid, subject to the Fund’s	The Fund may invest in illiquid and restricted securities.	The Fund may invest in illiquid and restricted securities.	The Fund may invest in illiquid and restricted securities.	The Fund may invest in illiquid and restricted securities.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
policy of not investing in excess of 30% of the Fund’s assets in foreign securities or in excess of 10% of its assets in Distressed Securities.

Derivatives	Derivatives	Derivatives	Derivatives	Derivatives

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund may invest in, or enter into, derivatives for a

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund may use derivatives for non-

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund may use derivatives for non-

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund may use derivatives for non-

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund may use derivatives for non-

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.	hedging purposes to enhance potential gain, although no more than 5% of the Fund’s net assets will be committed to initial margin and premiums for those positions.	hedging purposes to enhance potential gain, although no more than 5% of the Fund’s net assets will be committed to initial margin and premiums for those positions.	hedging purposes to enhance potential gain, although no more than 5% of the Fund’s net assets will be committed to initial margin and premiums for those positions.	hedging purposes to enhance potential gain, although no more than 5% of the Fund’s net assets will be committed to initial margin and premiums for those positions.

Reverse Repurchase Agreements	Reverse Repurchase Agreements	Reverse Repurchase Agreements	Reverse Repurchase Agreements	Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements.	The Fund may invest in reverse repurchase agreements.	The Fund may invest in reverse repurchase agreements.	The Fund may invest in reverse repurchase agreements.	The Fund may invest in reverse repurchase agreements.

Repurchase Agreements	Repurchase Agreements	Repurchase Agreements	Repurchase Agreements	Repurchase Agreements

The Fund may invest in repurchase agreements.	The Fund may invest in repurchase agreements.	The Fund may invest in repurchase agreements.	The Fund may invest in repurchase agreements.	The Fund may invest in repurchase agreements.

Securities Lending	Securities Lending	Securities Lending	Securities Lending	Securities Lending

The Fund may lend portfolio securities.	The Fund may lend portfolio securities.	The Fund may lend portfolio securities.	The Fund may lend portfolio securities.	The Fund may lend portfolio securities.

Collateralized Loan Obligations	Collateralized Loan Obligations	Collateralized Loan Obligations	Collateralized Loan Obligations	Collateralized Loan Obligations

The Fund may invest in collateralized loan obligations.	The Fund may invest in collateralized loan obligations.	The Fund may invest in collateralized loan obligations.	The Fund may invest in collateralized loan obligations.	The Fund may invest in collateralized loan obligations.

Variable and Floating Rate Securities	Variable and Floating Rate Securities	Variable and Floating Rate Securities	Variable and Floating Rate Securities	Variable and Floating Rate Securities

The Fund may invest in variable and floating rate securities.	The Fund may invest in variable and floating rate securities.	The Fund may invest in variable and floating rate securities.	The Fund may invest in variable and floating rate securities.	The Fund may invest in variable and floating rate securities.

Stripped Securities	Stripped Securities	Stripped Securities	Stripped Securities	Stripped Securities

The Fund may invest in stripped securities.	The Fund may invest in stripped securities.	The Fund may invest in stripped securities.	The Fund may invest in stripped securities.	The Fund may invest in stripped securities.

Bank Obligations	Bank Obligations	Bank Obligations	Bank Obligations	Bank Obligations

The Fund may invest in bank obligations.	The Fund may invest in bank obligations.	The Fund may invest in bank obligations.	The Fund may invest in bank obligations.	The Fund may invest in bank obligations.

Commercial Paper	Commercial Paper	Commercial Paper	Commercial Paper	Commercial Paper

The Fund may invest in commercial paper.	The Fund may invest in commercial paper.	The Fund may invest in commercial paper.	The Fund may invest in commercial paper.	The Fund may invest in commercial paper.

Other Short-Term Corporate Obligations	Other Short-Term Corporate Obligations	Other Short-Term Corporate Obligations	Other Short-Term Corporate Obligations	Other Short-Term Corporate Obligations

The Fund may invest in other short-term corporate	No stated policy.	No stated policy.	No stated policy.	No stated policy.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA

obligations, which include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.

Private Placements	Private Placements	Private Placements	Private Placements	Private Placements

No stated policy.	The Fund may invest in private placements.	The Fund may invest in private placements.	The Fund may invest in private placements.	The Fund may invest in private placements.

Short-Selling	Short-Selling	Short-Selling	Short-Selling	Short-Selling

The Fund may engage in short-selling.

Except for short sales against the box, the Fund will not sell short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer. The Fund may make short sales against the box without respect to such limitations.

The Fund may engage in short-selling.

The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

The Fund may engage in short-selling.

The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

The Fund may engage in short-selling.

The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

The Fund may engage in short-selling.

The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
Forward Commitments; When-Issued Securities	Forward Commitments; When-Issued Securities	Forward Commitments; When-Issued Securities	Forward Commitments; When-Issued Securities	Forward Commitments; When-Issued Securities

The Fund may invest in forward commitments and when-issued securities.	The Fund may invest in when-issued securities	The Fund may invest in when-issued securities	The Fund may invest in when-issued securities	The Fund may invest in when-issued securities

Investment Approaches:

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the internal expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis, interest rate forecasts and reviews of sector and industry trends. The Adviser uses proprietary research

The Adviser’s investment approach is driven by a strong value-oriented philosophy. The Adviser concentrates on identifying specific sectors and securities that present the most attractive combination of current income and principal performance relative to alternative investments. This “value-investing” approach generally emphasizes the analysis and selection of individual securities over attempting to forecast macro-economic trends or interest rate movements.

The Adviser’s investment approach is driven by a strong value-oriented philosophy. In managing the Fund’s portfolio, the Adviser will focus on those securities believed to offer the most attractive value relative to alternative investments. The Adviser will search a wide range of asset categories and sectors to identify the most attractive relative value prospects. The Adviser believes that the opportunity to invest in a diverse set of assets will contribute to improved yield or total return and a more stable net asset value for the Fund than would result from investment in a single sector of the debt market. The Adviser will sell securities that it believes no longer offer potentially better yield or total

The Adviser’s investment approach is driven by a strong value-oriented philosophy. The Adviser concentrates on identifying specific sectors, or asset categories, and securities that present the most attractive combination of current income and principal performance relative to alternative investments. Typically, these sectors include below investment grade corporate bonds, investment grade corporate bonds, medium- and lower-rated mortgage-backed securities, commercial mortgages, preferred stocks, and other asset-backed securities. This “value-investing” approach generally emphasizes the analysis and selection of individual securities

The Adviser’s philosophy is characterized by a strong commitment to identifying undervalued securities, and the Adviser seeks to apply this value-oriented investment philosophy across all asset categories. The Adviser will manage the Fund opportunistically in relation to individual issuers and strategically in relation to overall market trends, and will focus on those securities believed to offer the most attractive value relative to alternative investments. The Adviser will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of an issuer’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors.

return than other available securities.

over attempting to forecast macro-economic trends or interest rate movements. The Adviser will employ an active management approach that will emphasize the flexibility to allocate Fund assets across a wide range of asset categories. The Adviser believes that the opportunity to invest in a diverse set of assets will contribute to improved yield or total return and a less volatile net asset value for the Fund than would result from investment in a single sector of the debt market.

grade and below investment grade securities to pursue its investment objectives. The Adviser believes that the opportunity to invest in a diverse set of assets will contribute to improved yield or total return and a more stable net asset value for the Fund than would result from investment in a single sector of the debt market.

Further Information Regarding the Reorganizations

Each Target Fund’s Board has determined that its Reorganization is advisable and in the best interests of such Target Fund and its shareholders and that the interests of such shareholders will not be diluted as a result of the Reorganization.  Similarly, the Board of the Acquiring Fund has determined that each Reorganization, including the Issuance, is advisable and in the best interests of HHY and its shareholders and that the interests of such shareholders will not be diluted as a result of the Reorganizations.  As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Paul Hastings LLP (“Paul Hastings”), subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code.  Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations.  It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization generally will recognize no gain or loss for federal income tax purposes[, except that gain or loss may be recognized by shareholders of a Target Fund with respect to any cash received in lieu of fractional Acquiring Fund shares being distributed].  Prior to the closing of the Reorganization(s), each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any.  All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes.  In addition, to the extent that a Target Fund’s portfolio securities are sold in connection with a Reorganization, such Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund.  [However, since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than [  ]% of the assets of each Target Fund)].

Each Target Fund’s Board requests that shareholders approve their proposed Reorganization at the Special Meeting to be held on [          ], [       ], 2014, at [       ] a.m.  Shareholder approval of a Reorganization requires the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganizations involves risks.  For additional information, see “Risk Factors and Special Considerations.”

The Board of each Target Fund recommends that shareholders of a Target Fund vote “FOR” their Reorganization.

PROPOSAL 2:  ISSUANCE OF HHY COMMON SHARES

In connection with the proposed Reorganizations described under “Proposal 1,” HHY will issue additional HHY shares of common stock and list them for trading on the NYSE.  All other things being equal, the Reorganizations will result in no reduction of the net asset value of HHY shares of common stock, other than to reflect the costs of the Reorganizations.

No gain or loss for federal income tax purposes will be recognized by HHY or its shareholders pursuant to the Reorganizations.  The Board of HHY, based upon its evaluation of all relevant information, anticipates that the Reorganizations will benefit shareholders of HHY.  In particular, the Board of HHY reviewed data presented by the Adviser showing that HHY will experience a reduced total expense ratio as a result of the proposed Reorganizations.  If the Reorganizations are approved, the Combined Fund will maintain HHY’s management fee rate of 0.65% of HHY’s average weekly net assets.

Although the Board of HHY has the power under Maryland law to authorize the Issuance without shareholder action, the rules of the NYSE require shareholder approval of the Issuance.  The Board of HHY requests that shareholders of HHY approve the Issuance in connection with the Reorganizations at the Special Meeting to be held on [     ], [      ], 2014, at [     ] a.m.  The affirmative vote of a majority of votes cast on the proposal, provided that there is a quorum, is required to approve the Issuance in connection with the Reorganizations.  Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the Closing Date will be sometime during the [third] quarter of 2014.  For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganizations involves risks.  For additional information, see “Risk Factors and Special Considerations.”

The Board of HHY recommends that shareholders of HHY vote “FOR” the issuance of additional HHY shares of common stock in connection with the Reorganizations.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because the Funds have near identical investment objectives and substantially similar (but not identical) principal investment strategies, the Funds generally are subject to substantially similar investment risks.  The Combined Fund will be managed in accordance with the same investment objectives and investment policies, and subject to the same risks, as the Acquiring Fund.  Many of the investment risks associated with an investment in the Acquiring Fund are substantially similar to those associated with an investment in the Target Funds.

See “Comparison of the Funds” in this Joint Proxy Statement/Prospectus for a more detailed description of the principal differences among the Funds.

General Risks of Investing in the Funds

Market Discount Risk.  Whether investors will realize gains or losses upon the sale of a Fund’s shares of common stock will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s NAV per share. Since the market price of a Fund’s shares of common stock will be affected by various factors such as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the shares of common stock in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, it is impossible to predict whether the Fund’s shares of common stock will trade at, below or above NAV or at, below or above the public offering price. Shares of common stock of closed-end funds often trade at a discount from their NAVs and a Fund’s shares of common stock may trade at such a discount. This risk may be greater for investors expecting to sell their shares of common stock soon after completion of the public offering. The shares of common stock of a Fund is designed primarily for long-term investors, and investors in the Fund’s shares of common stock should not view the Fund as a vehicle for trading purposes.

High Yield (“Junk”) Securities Risk.  Investors should recognize that below investment grade and unrated securities in which a Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a Fund, with a commensurate effect on the value of the Fund’s shares of common stock.

While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities which are rated Ba by Moody’s, BB by S&P, or BB by Fitch IBCA (“Fitch”) have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa1 or CCC+ or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody’s, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to a Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings may be considered by a Fund in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments.

Distressed Securities Risk. An investment in the securities of financially distressed issuers can involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Collateralized Loan Obligation Risk.  CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which a Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Fund’s Board of Directors.  In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage and Asset-Backed Securities. Each Fund may invest in a variety of mortgage related and other asset-backed securities, including both commercial and residential mortgage securities and other mortgage backed instruments issued on a public or private basis. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

Like more traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.

Prepayment or Call Risk.  For certain types of MBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. During periods of declining mortgage interest rates, prepayments on MBS generally increase. If interest rates in general also decline, the amounts available for reinvestment by a Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid, resulting in a possible decline in the Fund’s income and distributions to shareholders. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity date. Under certain interest rate or prepayment scenarios, a Fund may fail to recoup fully its investment in such securities.

Inflation, Interest Rate and Bond Market Risk.  The value of certain fixed income securities in a Fund’s portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in a Fund’s portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. A Fund’s use of leverage, as described herein, will tend to increase common stock interest rate risk. A Fund utilizes certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. A Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. To the extent a Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the Fund’s NAV.  It is likely that there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity.  Substantial redemptions from bond and other income funds may worsen that impact.  Other types of securities also may be adversely affected from an increase in interest rates.

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money over time.  As inflation increases, the real value of the common stock and distributions can decline.  In addition, debt securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates.  A decline in the prices of the portfolio securities owned by a Fund would cause a decline in the Fund’s NAV, which in turn is likely to cause a corresponding decline in the market price of the common stock.  This risk is more pronounced given the current market environment because certain interest rates are near historically low levels.

Similarly, the yield spreads of the MBS and ABS in which a Fund invests, or yield differentials between the Fund’s securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund’s assets to underperform Treasury or Agency securities.  The amount of public information available about MBS and ABS in a Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Adviser than if the Fund were a stock or corporate bond fund.  Additionally, the secondary market for certain types of MBS and ABS may be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.

Credit Risk.  Credit risk is the risk that one or more bonds in a Fund’s portfolio will (1) decline in price due to deterioration of the issuer’s or underlying pool’s financial condition or other events or (2) fail to pay interest or principal when due. The prices of non-investment grade quality securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P or Fitch) are generally more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities. Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer’s or pool’s capacity to pay interest and repay principal when due and as a result involve a greater risk of default. The market for lower-graded securities may also have less information available than the market for other securities.

Systemic Risk.  Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, securities firms and exchanges, with which a Fund interacts on a daily basis.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Event Risk.  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Bank Loan Risk.  Bank loans are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, a Fund could experience delays in receiving payments or suffer a loss. In an assignment, a Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.

Leverage Risk.  Each Fund currently intends to use leverage to seek to achieve its investment objectives. Although a Fund may issue preferred stock or debt securities, they have no current intention to do so within the next one year of operations. The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of a Fund’s common stock.  In addition, a Fund may also leverage its common stock through investment techniques, such as reverse repurchase agreements, writing credit default swaps, futures or engaging in short sales. Leverage creates risks which may adversely affect the return for the holders of common stock, including:

•                  the likelihood of greater volatility of NAV and market price of and distributions in the Fund’s common stock;

•                  fluctuations in the dividend rates on any preferred stock or in interest rates on borrowings and short-term debt;

•                  increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•                  the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred stock remain fixed.

In addition, the rights of lenders and the holders of preferred stock and debt securities issued by a Fund will be senior to the rights of the holders of common stock with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred stock have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred stock, on the one hand, and the holders of the common stock, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause a Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

A Fund will pay (and the common shareholders will bear) all costs and expenses relating to the Fund’s use of leverage, which will result in the reduction of the NAV of the common stock.

A Fund’s leverage strategy may not work as planned or achieve its goals. In addition, the amount of fees paid to the Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund’s total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage), which may create an incentive for the Adviser to leverage the Fund.

Certain types of borrowings may result in a Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common stock in certain instances. A Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. A Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Each Fund may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements.  As of [     ], 2014, the Funds had aggregate financial leverage from [reverse repurchase agreements and/or borrowings through a credit facility] as a percentage of their total assets as follows:

Ticker	Leverage Ratio
HAV	[ ]	%
HIH	[ ]	%
HMH	[ ]	%
HSA	[ ]	%
HHY	[ ]	%

The Combined Fund’s leverage ratio is expected to be substantially similar to the Acquiring Fund’s current leverage ratio.

Market Risk.  Investing in a Fund involves market risk, which is the risk that securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in a Fund represents an indirect economic stake in the securities owned by the Fund. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of a Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Equity Risk.  Investing in a Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by a Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of a Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk.  Common stock of an issuer in a Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments. Common stock in which a Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns over time than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Preferred Securities Risk.  There are special risks associated with investing in preferred securities, including:

Deferral and Omission.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

Limited Voting Rights.  Generally, preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of a Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Foreign Securities Risk.  Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.

In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause a Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Investments in foreign securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Emerging Markets Risk.  A Fund may invest in securities of companies in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that a Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting a Fund to a greater amount of credit risk and/or high yield risk.

Foreign Currency Risk.  A Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, a Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated and the distributions are paid by the Fund) and such foreign currencies. Therefore, to the extent a Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency rate movements.

Certain non-U.S. currencies have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair a Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

REIT Risk.  An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, changes in the cost or availability of credit, or the failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a

REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Special Risks of Derivative Transactions.  A Fund may participate in derivative transactions. Such transactions entail certain execution, market, counterparty liquidity, hedging and tax risks. Participation in the options or futures markets, in currency transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to a Fund may leave the Fund in a worse position than if it had not used such strategies.  Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•                  dependence on the Adviser’s ability to predict correctly movements in the direction of the relevant measure;

•                  imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

•                  the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•                  the possible absence of a liquid secondary market for any particular instrument at any time;

•                  the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•                  the possible inability of a Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•                  the creditworthiness of counterparties.

Counterparty Risk.  A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to a Fund.

Liquidity risk.  Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than cleared or exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Risks associated with position limits applicable to derivatives. A Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, are or may in the future be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules, all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. In order to comply with the position limits, the Adviser may in the future reduce the size of positions that would otherwise be taken for a Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of a Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to a Fund.

Risks related to the Fund’s clearing broker and central clearing counterparty.  The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and options contracts, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of a Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot use assets of a non-defaulting customer with limited exceptions. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, a Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Swaps.  Swap agreements are types of derivatives. In order to seek to hedge the value of a Fund’s portfolio, to hedge against increases in the Fund’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Fund’s return, a Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). A Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return, and may choose not to do so.

Short Sales Risk.  A Fund may take short positions in securities that the Adviser believes may decline in price or in the aggregate may underperform broad market benchmarks. A Fund may also engage in derivatives transactions that provide similar short exposure. In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy.

Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in a Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a Fund held only long positions. It is possible that a Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies will limit its ability to fully benefit from increases in the securities markets.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

The SEC recently proposed certain restrictions on short sales. If the SEC’s proposals are adopted, they could restrict a Fund’s ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for a Fund to execute certain investment strategies.

Securities Lending Risk. A Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Repurchase Agreements Risk.  Subject to its investment objectives and policies, a Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by a Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell the securities back to the institution at a fixed time in the future. A

Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, a Fund follows procedures approved by the Board of Directors that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund generally will seek to liquidate such collateral. However, the exercise of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk.  Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of a Fund, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Illiquid Investments Risk.  A Fund may invest in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”). An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, a Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in a Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, a Fund may be unable to sell other illiquid investments when it desires to do so, resulting in a Fund’s obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price at which a security is valued for determining a Fund’s NAV and the price the Fund actually receives upon sale.

U.S. Government Securities Risk.  U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, S&P lowered its long-term sovereign credit rating on U.S. government debt to “AA+” from “AAA” with a negative outlook. As of July 1, 2013, the S&P rating is “AA+” with a stable outlook. Moody’s affirmed the “Aaa” long-term sovereign credit rating of U.S. government debt on November 21, 2011 while maintaining its negative outlook, and this rating and outlook also remain unchanged as of July 1, 2013. Fitch continues to rate U.S. government debt “AAA” as of July 1, 2013, however it also maintains a negative outlook as of July 1, 2013. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and a Fund. The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Fund’s portfolios.

Municipal Securities Risk.  The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of a Fund’s municipal securities investments may therefore be more dependent on the analytical abilities of the Adviser. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell such securities at prices approximating those at which the Fund may currently value them. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.

When-Issued and Delayed Delivery Transactions Risk.  When-issued and delayed delivery transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose a Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. A Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Risks Associated With Long-Term Objective; Not a Complete Investment Program.  A Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account a Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk.  A Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption and Geopolitical Risk.  The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan, instability in the Middle East, and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the wars and occupations cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the Fund’s shares of common stock.

Risks Associated With Recent Economic Events.  Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by a Fund. These developments may also make it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of a Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the common shareholders. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by a Fund and adversely affect the NAV and market price of the Fund’s shares of common stock.

The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect a Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of a Fund. Legislators and regulators in the United States are currently considering a wide range of proposals beyond the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. Some of these major changes could materially affect the profitability of the Fund or the value of investments made by a Fund or force the Fund to revise its investment strategy or divest itself from certain investments. Any of these developments could reduce the profitability of the Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention in Financial Markets Risk.  The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

The U.S. Government conservatorship of Freddie Mac and Fannie Mae in September 2008 may adversely affect the real estate market and the value of real estate assets generally. It is unclear as of the date of this prospectus what the ultimate resolution of the conservatorship arrangement will be and what impact that resolution will have on the financial markets. The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such MBS holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Potential Conflicts of Interest Risk.  The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, the Adviser and its affiliates may compete with a Fund for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of other accounts managed by the Adviser and its affiliates, and it is possible a the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Adviser or its affiliates achieve profits. The Adviser has informed each Fund’s Board of Directors that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Adviser and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Adviser and its affiliates in a fair and equitable manner.

Anti-Takeover Provisions Risk.  Each Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of a Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

Each Fund’s charter classifies the Fund’s Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock into one or more series of shares, including preferred shares, may set the terms of each class or series and may authorize a Fund to issue the newly-classified or reclassified shares. The Acquiring Fund’s Board of Directors may, without any action by the Fund’s shareholders, amend the Acquiring Fund’s charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has the authority to issue.

These provisions could have the effect of depriving common shareholders of opportunities to sell their shares of common stock at a premium over the then current market price of the shares of common stock.

Unrated Securities Risk.  Because a Fund may purchase securities that are not rated by any rating organization, the Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

Valuation Risk.  The Advisor may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, each Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Risks Associated With Status as a Regulated Investment Company.  Each Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the shares of common stock if a Fund is leveraged and fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. Each Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements.

Risks Associated with Recent Commodity Futures Trading Commission Rulemaking.  The Adviser has claimed an exclusion from definition of the term “commodity pool operator” in accordance with Rule 4.5 promulgated by the CFTC with respect to each Fund, so that the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. In order to maintain the exclusion for the Adviser, a Fund must invest no more than a prescribed level of its liquidation value in futures, swaps and certain other derivative instruments subject to CEA jurisdiction and the Fund must not market itself as providing investment exposure to such instruments. If a Fund’s investments no longer qualify for the exclusion, the Adviser may be subject to the CFTC registration requirement, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools and commodity pool operators. Compliance with these additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory requirements may develop.

Risk Applicable to the Acquiring Fund Only

Corporate Loans Risk.  In furtherance of its primary investment objective and subject to its investment policies and limitations, the Fund may also invest in primary or secondary market purchases of loans or participation interests in loans extended to corporate borrowers or sovereign governmental entities by commercial banks and other financial institutions (“Corporate Loans”).  As in the case of lower grade securities, the Corporate Loans in which the Fund may invest may be rated below investment grade (lower than Baa by Moody’s and lower than BBB by S&P) or may be unrated but of comparable quality in the judgment of the Adviser.  As in the case of lower grade securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities but may be subject to greater risk of loss of principal and income.  The risks of investment in such Corporate Loans are similar in many respects to those of investment in lower grade securities.  There are, however, some significant differences between Corporate Loans and lower grade securities.  Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders.  These arrangements are designed to give Corporate Loan investors preferential treatment over investors in lower grade securities in the event of a deterioration in the credit quality of the issuer.  Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full.  Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day to day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically every 30 days but generally not more than one year, in the case of the London Interbank Offered Rate (“LIBOR”).  Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate lower grade securities as a result of changes in the interest rate environment.  On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for lower grade securities, and therefore presents increased market risk relating to liquidity and pricing concerns.

Risk Applicable to the Target Funds Only

Corporate Bonds Risk.  The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere herein in further detail.  There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Risks Related to the Reorganization

Expenses

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Funds by approximately $1,201,170 per year if the Reorganizations are completed, these reduced expenses may take longer than expected to be realized or may not be realized at all.  After the Reorganizations, the Combined Fund is expected to incur lower total expenses on a per common share basis than is currently incurred by HHY and the Target Funds.  However, the Combined Fund may incur higher total expenses for a period of time due to expenses associated with the Reorganizations prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease.

The Board of each Target Fund believes that its Fund’s shareholders should realize lower total expense ratios on an annualized basis after the Reorganizations than they would realize if the Reorganizations did not occur after the expenses associated with the Reorganizations have been paid.  For the twelve-month period ended December 31, 2013, the total expense ratios on an annualized basis of HAV, HIH, HMH, HSA and HHY were 2.26%, 2.38%, 2.33%, 2.41% and 2.11%, respectively.  The Funds estimate that if the Reorganizations had been in effect for the twelve-month period ended December 31, 2013, the total expense ratio for the Combined Fund would have been 1.98% on a pro forma basis, representing a reduction in the total expense ratio of 0.29%, 0.41%, 0.36% and 0.44% for HAV, HIH, HMH and HSA, respectively, and 0.13% for HHY, each as a percentage of average net assets attributable to common shares.  There can be no assurance that future expenses will not increase or that any expense savings will be realized.

Each Fund has incurred expenses related to the Reorganizations.  HAV, HIH, HMH, HSA and HHY will bear expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be allocated to each Fund in proportion to their net assets.  Because the Funds have already incurred expenses solely and directly attributable to the Reorganizations and because each Fund (and not the Adviser) is responsible for paying those expenses, if a Fund’s respective shareholders do not approve their Fund’s respective Proposal, such Fund will continue to be responsible for the expenses arising from the proposed Reorganization even though the proposed Reorganization will not occur and those expenses may be material.

EXPENSE TABLE FOR SHAREHOLDERS

Total Expenses Table for Shareholders of the Funds as of December 31, 2013

The table below illustrates the anticipated reduction in total expenses expected as a result of the Reorganization.  The table sets forth (i) the total expenses paid by each Fund for the twelve-month period ended December 31, 2013, and (ii) the pro forma total expenses for the Combined Fund, assuming the Reorganization had been in effect for the period ended December 31, 2013.

	HAV	HIH	HMH	HSA	HHY*	HHY Pro Forma Combined Fund(a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(b)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None	None

Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(c)	0.90%	0.91%	0.91%	0.91%	1.00%	0.91%
Administration Fees	0.21%	0.21%	0.21%	0.21%	—	0.21%
Interest Payments on Borrowed Funds(d)	0.45%	0.46%	0.46%	0.46%	0.50%	0.47%
Other Expenses	0.70%	0.80%	0.75%	0.83%	0.61%	0.39%
Total Annual Fund Operating Expenses	2.26%	2.38%	2.33%	2.41%	2.11%	1.98%

(*) Prior to March 1, 2014, the Adviser received a combined advisory and administration fee from HHY at an annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage) and a shareholder servicing fee from HHY at an annual rate of 0.10% of the Fund’s average weekly total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage) (of which 0.08% was being waived until June 30, 2014).  As of March 1, 2014, the Adviser receives an advisory fee from HHY at an annual rate of 0.65% of the Fund’s average weekly total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage) and a separate administration fee of 0.15% of the Fund’s average weekly total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage) (of which 0.08% is being waived until June 30, 2014).  The shareholder servicing agreement has been terminated.  The above expense table shows the fee structure at December 31, 2013.

(a)         Assumes the Reorganizations had taken place on December 31, 2013.

(b)         No sales load will be charged in connection with the issuance of HHY shares as part of the Reorganizations.

(c)          For each Target Fund, the Adviser receives a monthly fee for its services at an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage).  For HHY, the Adviser received a combined advisory fee and administration fee of 0.70% of HHY’s average weekly total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage).  The advisory fee percentage calculation assumes the use of leverage by each Fund as discussed in note (d) below. To derive the annual advisory fee as a percentage of each Fund’s net assets (which are the Fund’s total assets less all of the Fund’s liabilities), the Fund’s average daily (weekly with respect to HHY) total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) for the twelve-month period ended December 31, 2013, were multiplied by the annual advisory fee rate and then divided by the Fund’s average net assets for the same period.

(d)         For the twelve-month period ended December 31, 2013, HAV had approximately $23,464,932 in average daily borrowings outstanding under the Agreement (representing approximately 27.23% of the average daily value of the Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 1.03%. For purposes of preparing this table, the Fund has assumed that it will use leverage through bank borrowings representing in the aggregate 25.02% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings) at terms similar to the Agreement. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The expenses shown under “Interest Payments on Borrowed Funds” in the table above includes the expected interest expense on the maximum amount to which the Fund intends to borrow during the next twelve months, and the Fund currently intends during the next twelve months (i) to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets and (ii) not to issue preferred shares or debt securities.

For the twelve-month period ended December 31, 2013, HIH had approximately $17,354,932 in average daily borrowings outstanding under the Agreement (representing approximately 28.16% of the average daily value of the Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 1.05%. For purposes of preparing this table, the Fund has assumed that it will use leverage through bank borrowings representing in the aggregate 25.02% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings) at terms similar to the Agreement. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The expenses shown under “Interest Payments on Borrowed Funds” in the table above includes the expected interest expense on the maximum amount to which the Fund intends to borrow during the next twelve months, and the Fund currently intends during the next twelve months (i) to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets and (ii) not to issue preferred shares or debt securities.

For the twelve-month period ended December 31, 2013, HMH had approximately $19,628,219 in average daily borrowings outstanding under the Agreement (representing approximately 28.06% of the average daily value of the Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 1.04%. For purposes of preparing this table, the Fund has assumed that it will use leverage through bank borrowings representing in the aggregate 26.00% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings) at terms similar to the Agreement. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The expenses shown under “Interest Payments on Borrowed Funds” in the table above includes the expected interest expense on the maximum amount to which the Fund intends to borrow during the next twelve months, and the Fund currently intends during the next twelve months (i) to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets and (ii) not to issue preferred shares or debt securities.

For the twelve-month period ended December 31, 2013, HSA had approximately $16,429,178 in average daily borrowings outstanding under the Agreement (representing approximately 27.85% of the average daily value of the Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 1.04%. For purposes of preparing this table, the Fund has assumed that it will use leverage through bank borrowings representing in the aggregate 26.30% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings) at terms similar to the Agreement. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The expenses shown under “Interest Payments on Borrowed Funds” in the table above includes the expected interest expense on the maximum amount to which the Fund intends to borrow during the next twelve months, and the Fund currently intends during the next twelve months (i) to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets and (ii) not to issue preferred shares or debt securities.

For the twelve-month period ended December 31, 2013, HHY had approximately $30,285,479 in average daily borrowings outstanding under the Agreement (representing approximately 29.37% of the average daily value of the Fund’s weekly total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 1.03%. For purposes of preparing this table, the Fund has assumed that it will use leverage through bank borrowings representing in the aggregate 28.04% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings) at terms similar to the Agreement. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The expenses shown under “Interest Payments on Borrowed Funds” in the table above includes the expected interest expense on the maximum amount to which the Fund intends to borrow during the next twelve months, and the Fund currently intends during the next twelve months (i) to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets and (ii) not to issue preferred shares or debt securities.

The following example is intended to help you compare the costs of investing in the shares of common stock of the Combined Fund pro forma if the Reorganizations are completed with the costs of investing in HAV, HIH, HMH, HSA and HHY without the Reorganizations. An investor in shares of common stock would pay the following expenses on a $1,000 investment, assuming (1) the total expense ratio for each Fund set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
HAV	$22.95	$70.75	$121.21	$259.93
HIH	$24.15	$74.37	$127.25	$272.04
HMH	$23.64	$72.87	$124.74	$267.02
HSA	$24.45	$75.27	$128.76	$275.04
HHY	$21.36	$65.95	$113.16	$243.68
HHY Pro Forma Combined Fund	$20.09	$62.10	$106.70	$230.51

The example set forth above assume shares of common stock of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations.  The examples should not be considered a representation of past or future expenses or annual rates of return.  Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

HAV, HIH, HMH, HSA and HHY will bear expenses incurred in connection with the Reorganizations that are not reflected in “Other Expenses,” including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be allocated to each Fund in proportion to their net assets.  Such expenses are estimated to be $400,000 in the aggregate, of which $92,044, $64,949, $73,813, $62,360 and $106,834 is estimated to be paid by HAV, HIH, HMH, HSA and HHY, respectively

REASONS FOR THE REORGANIZATIONS

The Board of each Fund considered the Reorganization at a meeting held on February 25, 2014.  Prior to the February 25, 2014 meeting, the Board of each Fund received a memorandum from Adviser providing the Board of each Fund with information regarding the Reorganizations, including the reasons for proposing the Reorganizations.  The Board of each Fund also received a memorandum from Fund counsel regarding the findings to be made under the 1940 Act and their duties under Maryland law with respect to the Reorganizations.  The Independent Directors also discussed these matters with their own counsel.  At the February 25, 2014 meeting, the Board considered all of the information presented and discussed the proposed Reorganizations with the Adviser. The Board also received a presentation from the portfolio manager regarding the benefits associated with managing one Combined Fund with a larger asset base.  Based on all of the information considered, the Board determined to approve the Reorganizations, declare the Reorganizations advisable, and to recommend that the shareholders of each Target Fund approve their proposed Reorganizations.  The Board, including the Independent Directors, also determined that the Reorganizations would be in the best interests of the Funds and that the interests of the existing shareholders of the Funds would not be diluted as a result of the

Reorganizations.  In making these determinations, the Board considered, among other things, the following:

(1)           that the Acquiring Fund currently has a management fee of 0.65% of the Fund’s average weekly net assets and each Target Fund has a management fee of 0.65% of the Fund’s average daily net assets and that the management fee would remain unchanged after the Reorganization, that the Combined Fund is expected to have a modestly lower total expense ratio than that of each Target Fund as a direct result of the Reorganizations and that HHY is not expected to experience an increase in its total expense ratio as a result of the Reorganizations.  The Board of each Fund considered that the Combined Fund could be expected to achieve other certain operating and administrative efficiencies from its larger net asset size.  The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain fixed and variable costs can be spread over a larger asset base,

(2)           each Target Fund’s Board considered the enhanced investment flexibility offered by the Combined Fund’s investment guidelines, as well as the associated risks of certain of these strategies.  Each Target Fund’s Board and the Board of HHY considered the potential portfolio benefits associated with having a larger portfolio, including benefits relating to obtaining improved terms for leverage financing and reduction in penalties associated with small share lot trades,

(3)           each Target Fund’s Board considered the Adviser’s views as to the sustainability of each Target Fund’s distribution yield under its current investment guidelines.  The Board of HHY also considered that while the per share distribution yield of HHY was not expected to change as a result of the Reorganizations, the Combined Fund was expected to generate additional income to help sustain its current distribution yield,

(4)           while each Board considered the possible benefits of increased trading volume for the Combined Fund, each Board also noted that each Fund since its inception had at times traded at a premium or at a discount to its net asset value and concluded that it had no reason to believe that the Reorganizations would result in any particular impact on the trading price of the Combined Fund’s shares,

(5)           that shareholders generally will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations ([except with respect to cash received in lieu of fractional shares]), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code,

(6)           that shareholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund, which is the same team responsible for managing each Target Fund and HHY, and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund,

(7)           that shareholders will receive substantially the same services after the Reorganizations,

(8)           that the aggregate net asset value of the shares of the Combined Fund that each Target Fund’s shareholders will receive in a Reorganization is expected to equal the aggregate net asset value of the shares owned by that shareholder immediately prior to the Reorganization (which may reflect a reduction of the net asset value resulting from the creation of a Reserve by each Target Fund to satisfy the Retained Liabilities of each Target Fund not being assumed by HHY (as described in “Terms of the Reorganization Agreements”)), and the net asset value of each Target Fund’s shares or HHY share will not be diluted as a result of the Reorganizations,

(9)           that the cost of the Reorganizations is expected to be borne by each Fund based on its relative net assets,

(10)         the repositioning of the Target Funds’ portfolio holdings, and

(11)         all pending litigation against the Target Funds [,including, the assumption by HHY of any liability resulting from the Opt-out Actions, the retention of the Claim by each Target Fund and the creation of a Reserve by each Target Fund to satisfy the Retained Liabilities of each Target Fund not being assumed by HHY associated with the Claim];

Considering these and other reasons, the Board of each Target Fund unanimously concluded that completion of the Reorganization is in the best interests of each Target Fund and its shareholders and that the interests of the shareholders of each Target Fund will not be diluted as a result of the Reorganizations.  The Board of HHY similarly approved the Issuance in connection with the Reorganizations as in the best interests of HHY and its shareholders and that the interests of the shareholders of HHY will not be diluted as a result of the Issuance.  This determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, although individual Directors may have placed different weight and assigned different degrees of materiality to various factors.  See “Reasons for the Reorganizations.” If the Reorganizations are not approved by the shareholders of the Target Funds or if the Issuance is not approved by the shareholders of HHY, then the Boards will consider other options.

PROPOSAL 1:  THE REORGANIZATIONS OF THE TARGET FUNDS INTO HHY

The Reorganization seeks to combine five funds that are similar (but not identical) in order to achieve certain economies of scale and other operational efficiencies.  Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.  Each Fund’s shares of common stock are listed on the NYSE.  The Funds have the same investment adviser and portfolio managers.

The Board of each Fund, including the Independent Directors, has unanimously approved its respective Reorganization Agreement and the transactions contemplated thereby, including the transfer of substantially all assets (excluding the Reserve) and substantially all liabilities of the respective Target Fund (excluding the Retained Liabilities) to HHY and the termination of such Target Fund’s registration under the 1940 Act and liquidation and dissolution pursuant to Maryland law.  If the shareholders of each Target Fund approve their Reorganization Agreement, including their Reorganization, and the shareholders of HHY approve the issuance of additional shares of HHY common stock in connection with the Reorganizations (see “Proposal 2:  Issuance of HHY Common Shares”), each Target Fund will terminate its registration under the 1940 Act and liquidate and dissolve pursuant to Maryland law.  HHY will continue to operate after the Reorganizations as a registered, diversified, NYSE-listed, closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.  The aggregate net asset value of HHY shares of common stock received by each Target Fund’s shareholders in the Reorganizations will equal the aggregate net asset value of each Target Fund’s shares of common stock held immediately prior to the Reorganizations (which may reflect a reduction of the net asset value resulting from the creation of a Reserve by each Target Fund to satisfy the Retained Liabilities of each Target Fund not being assumed by HHY (as described in the Joint Proxy Statement/Prospectus under “Terms of the Reorganization Agreements”)), less the costs of the Reorganizations (although shareholders may receive cash for their fractional shares of common stock).  In the Reorganizations, shareholders of each Target Fund will receive shares of common stock of HHY based on the relative net asset values, not the market values, of Target Fund shares of common stock.  The market value of the shares of common stock of the Combined Fund may be less than the market value of the shares of common stock of the Target Funds prior to the Reorganizations.

The Boards have reviewed data presented by the Adviser, and believe that the Reorganizations generally would result in a reduced total expense ratio for each Target Fund, and potentially more modest expense reductions for HHY, as certain fixed costs would be spread across the Combined Fund’s larger asset base.  If the Reorganizations are approved, the Combined Fund will maintain HHY’s management fee rate of 0.65% of HHY’s average weekly net assets.

In approving the proposed Reorganizations, declaring the proposed Reorganizations advisable, and directing the Reorganizations be submitted for consideration by each Fund’s shareholders at the Special Meeting, the Board of each Fund, including the Independent Directors, determined that participation in the Reorganizations is advisable and in the best interests of each Fund and its shareholders and that the interests of each Fund’s shareholders will not be diluted with respect to the net asset value of such Fund as a result of the Reorganizations.  As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.  Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganizations.  The Boards of the Funds also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations.  At a meeting held on February 25, 2014, the Boards of the Funds, including all of the Independent Directors, approved the Reorganizations, declared the Reorganizations advisable, and directed the Reorganizations be submitted for consideration by the Funds’ shareholders at the Special Meeting.

Considering these and other reasons, the Board of each Target Fund unanimously concluded that completion of the Reorganizations is advisable and in the best interests of each Target Fund and its shareholders and that the interests of the shareholders of each Target Fund will not be diluted as a result of the Reorganizations.  This determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole with respect to each Target Fund and its shareholders, although individual Directors may have placed different weight and assigned different degrees of materiality to various factors.  See “Reasons for the Reorganizations.”

If any of the Reorganizations or the Issuance is not approved by shareholders, then the Boards will consider other options.

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Paul Hastings, subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code.  Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct results of the Reorganizations.  It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization generally will recognize no gain or loss for federal income tax purposes[, except that gain or loss may be recognized by shareholders of a Target Fund with respect to any cash received in lieu of fractional Acquiring Fund shares being distributed.  Prior to the closing of the Reorganization(s), each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any.  All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes.  In addition, to the extent that a Target Fund’s portfolio securities are sold in connection with a Reorganization, such Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund.  [However, since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than [  ]% of the assets of each Target Fund)].

Each Target Fund’s Board requests that shareholders approve their proposed Reorganization at the Special Meeting to be held on [               ], [           ], 2014, at [           ] a.m.  Shareholder approval of a Reorganization requires the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

Investing in the Combined Fund following the Reorganizations involves risks.  For additional information, see “Risk Factors and Special Considerations.”

The Board of each Target Fund recommends that shareholders of a Target Fund vote “FOR” their Reorganization.

INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND

Investment Objectives

The Acquiring Fund’s primary investment objective is to seek high current income.  The Acquiring Fund will also seek capital growth as a secondary objective, to the extent consistent with its primary objective of seeking high current income.

The Acquiring Fund’s investment objectives are fundamental and may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.

Investment Policies

Under normal market conditions, the Acquiring Fund will invest at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures, and other debt instruments rated below investment grade (lower than Baa by Moody’s or lower than BBB by S&P, or comparably rated by another Rating Agency), or unrated but determined by the Adviser to be of comparable quality (collectively, “High Yield Obligations”).  Lower grade income securities are commonly known as “junk bonds.”  The Acquiring Fund may invest up to 30% of its total assets in the securities, including High Yield Obligations, of issuers that are denominated in foreign currencies or multinational currency units, including in emerging markets.  The Acquiring Fund may invest up to 35% of its total assets in equity securities, including preferred stocks, common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase any of the foregoing.  If the Acquiring Fund holds such investments as a result of a purchase of unit offerings of debt securities which include such securities or in connection with any actual or proposed conversion or exchange of debt securities, the Acquiring Fund will treat such investments, together with any holdings of convertible securities, as debt securities for purposes of its policy to invest at least 65% of its total assets, under normal circumstances, in High Yield Obligations.  The Acquiring Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default as to payment of principal and/or interest or in significant risk of being in such default, or that are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Adviser of equivalent quality (collectively, “Distressed Securities”).

At times, the Acquiring Fund expects to utilize financial leverage through borrowings, including a credit facility, the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage.  The Acquiring Fund currently intends to continue to utilize financial leverage in an amount equal to approximately 30% of its total assets (including the amount obtained through leverage).  The Acquiring Fund is permitted to use leverage in a maximum amount equal to 33 1/3% of its total assets.  The Acquiring Fund generally will not utilize leverage if it anticipates that the Acquiring Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure.  Use of financial leverage creates an opportunity for increased income and capital growth for the shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  The Acquiring Fund, with the approval of its Board of Directors, including its independent Directors, has entered into a financing package that includes a Commitment Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage, Inc. that allows the Acquiring Fund to borrow up to 33 1/3% of its total assets. As of [             ], 2014, the Acquiring Fund had borrowings under the BNP Agreement representing approximately [      ]% of the Acquiring Fund’s total assets. Borrowings under the BNP Agreement are secured by assets of the Acquiring Fund that are held with the Acquiring Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

In certain market conditions, the Adviser may determine that securities rated investment grade (i.e., at least Baa by Moody’s or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital growth.  In such conditions, the Acquiring Fund may invest less than 65% of its total assets in High Yield Obligations.  In addition, the Acquiring Fund may implement various temporary “defensive” strategies at times when the Adviser determines that conditions in the markets make pursuing the Acquiring Fund’s basic investment strategy inconsistent with the best interests of its shareholders.  During all periods when less than 65% of the Acquiring Fund’s assets are invested in High Yield Obligations, the Acquiring Fund’s yield may be expected to be lower than if at least 65% of the Acquiring Fund’s assets were invested in High Yield Obligations.  These strategies may include an increase in the portion of the Acquiring Fund’s assets invested in higher-quality debt securities.  The Acquiring Fund may invest in money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements.  Under normal market conditions, the Acquiring Fund does not expect to have a substantial portion of its assets invested in money market instruments.  However, when the Adviser determines that adverse market conditions exist, the Acquiring Fund may adopt a temporary defensive posture and invest all or a portion of its assets in money market instruments.

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows.  The Adviser also draws upon the internal expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends.  The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis, interest rate forecasts and reviews of sector and industry trends.  The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation.  The proprietary research may include an assessment of an issuer’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors.  The Adviser may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs.  A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Acquiring Fund’s investments in High Yield Obligations may include securities with fixed or variable rates of interest, zero coupon securities, payment in kind securities or other deferred payment securities, convertible debt obligations and convertible preferred stock, corporate loans, participation interests in commercial loans, mortgage-related securities, asset-backed securities, municipal obligations, government securities, stripped securities, commercial paper and other short-term debt obligations.  The issuers of the Acquiring Fund’s portfolio securities may include domestic and foreign corporations, partnerships, trusts and similar entities, and governmental entities and their political subdivisions, agencies and instrumentalities.  The Acquiring Fund’s portfolio will be invested without regard to maturity.  In connection with its investments in corporate debt securities, or restructuring of investments owned by the Acquiring Fund, the Acquiring Fund may receive warrants or other non-income producing equity securities.  The Acquiring Fund may retain such securities, including equity shares received upon conversion of convertible securities.

The Acquiring Fund may invest in, among other things, the types of instruments described below:

High Yield Obligations.  Under normal market conditions, the Acquiring Fund will invest at least 65% of its total assets in High Yield Obligations.  Lower grade income securities are commonly known as “junk bonds.”

Selection and supervision of High Yield Obligations, by the Adviser, involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Adviser’s analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

The ratings of Moody’s, S&P and the other Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. While the Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Adviser performs its own independent credit analysis of issuers and, consequently, the Acquiring Fund may invest, without limit, in unrated securities. As a result, the Acquiring Fund’s ability to achieve its investment objectives may depend to a greater extent on the Adviser’s own credit analysis than investment companies which invest in investment grade securities. The Acquiring Fund may continue to hold securities that are downgraded after the Acquiring Fund purchases them and will sell such securities only if, in the Adviser’s judgment, it is advantageous to sell such securities.

Investments in High Yield Obligations generally provide greater income and increased opportunity for capital appreciation than investments in investment grade fixed income securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High Yield Obligations are regarded as being predominantly speculative as to the issuer’s ability to make repayments of principal and payments of interest. Investment in such securities involves substantial risk. Issuers of High Yield Obligations may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of High Yield Obligations may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the high yield market. If an issuer of High Yield Obligations defaults, in addition to risking non-payment of all or a portion of interest and principal, the Acquiring Fund may incur additional expenses to seek recovery. The market prices of High Yield Obligations structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Acquiring Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Acquiring Fund purchases a particular security, in which case the Acquiring Fund may experience losses and incur costs.

High Yield Obligations tend to be more volatile than investment grade fixed income securities, so that adverse events may have a greater impact on the prices of high yield securities than on investment grade fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Acquiring Fund’s net asset value.

Like investment grade fixed income securities, High Yield Obligations are generally purchased and sold through dealers who make a market in such securities for their own accounts. There are fewer dealers, however, in the high yield market, and thus the market may be less liquid than the market for investment grade fixed income securities, even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for high yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Acquiring Fund may experience difficulty acquiring appropriate high yield securities for investment.

Adverse conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the high yield market and may cause the prices the Acquiring Fund receives for its high yield securities to be reduced. In addition, the Acquiring Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Acquiring Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Acquiring Fund’s portfolio securities than in the case of securities trading in a more liquid market. In addition, the Acquiring Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

The risk of loss due to default by an issuer is significantly greater for the holders of junk bonds because such securities are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Acquiring Fund. If a call were to be exercised by an issuer during a period of declining interest rates, the Acquiring Fund would likely have to replace such called securities with lower yielding securities, thereby decreasing the net investment income to the Acquiring Fund and dividends to stockholders.

The High Yield Obligations in which the Acquiring Fund invests may include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.

Structured notes and other related instruments are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Structured instruments may be less liquid than other fixed income securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Acquiring Fund’s use of structured instruments may not work as intended.

The Acquiring Fund may receive warrants or other non-income producing equity securities in connection with its investments in High Yield Obligations, including in unit offerings, in an exchange offer, upon the conversion of a convertible security, or upon the restructuring or bankruptcy of investments owned by the Acquiring Fund. The Acquiring Fund will treat investments acquired in this manner, together with any holdings of convertible securities, as debt securities for purposes of its policy to invest at least 65% of its total assets, under normal circumstances, in High Yield Obligations.

Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Acquiring Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Corporate Loans.  The Acquiring Fund may invest in in corporate loans extended to borrowers by commercial banks or other financial institutions (“Corporate Loans”). The Acquiring Fund considers Corporate Loans that are rated below investment grade by the established rating services to be High Yield Obligations, and includes such Corporate Loans (along with high yield bonds and below investment grade convertible debt securities and preferred securities, as described below) in determining whether at least 65% of its total assets are invested in High Yield Obligations.

The Corporate Loans in which the Acquiring Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Acquiring Fund may invest in a Corporate Loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a Corporate Loan. By purchasing a participation, the Acquiring Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Acquiring Fund having a contractual relationship only with the lender, not the borrower. The Acquiring Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Loan participations, therefore, involve a risk of insolvency of the lending bank or other financial intermediary. Many Corporate Loans are secured, although some may be unsecured. Corporate Loans that are fully secured offer the Acquiring Fund more protection than an unsecured loan or high yield bond in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. The markets in loans are not regulated by federal securities laws or the SEC.

As in the case of junk bonds, such Corporate Loans may be rated below investment grade or, if unrated, are considered by the Adviser to be of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than lower yielding, investment grade fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. Such security and subordination arrangements are designed to give Corporate Loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loan will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted periodically, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of Corporate Loans held by the Acquiring Fund may be expected to fluctuate less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain Corporate Loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore, positively correlate with increased market risk relating to liquidity and pricing concerns.

Equity Securities.  The Acquiring Fund may invest up to 35% of its total assets in equity securities, including preferred stocks, common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase any of the foregoing.  The Fund retains the ability to invest in companies of any size market capitalization.

Common Stock.  The Acquiring Fund may invest in common stock.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, the Fund participates in the success or failure of any company in which it holds stock.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.  Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Debt Securities and Preferred Securities.  The Acquiring Fund may invest in convertible debt securities. A convertible debt security is a bond, debenture or note that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible debt security entitles the holder to receive interest generally paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to similar non-convertible securities of the same issuer. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Acquiring Fund is called for redemption, the Acquiring Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

The Acquiring Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities. Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities’ rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are generally in a subordinated position in an issuer’s capital structure and their value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Acquiring Fund determine not to pay dividends on such stock, the amount of dividends the Acquiring Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Acquiring Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Acquiring Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Acquiring Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

The Acquiring Fund considers below investment grade convertible debt securities and preferred securities to be High Yield Obligations, and includes such convertible debt securities and preferred securities (along with high yield bonds and Corporate Loans that are rated below investment grade, as described above) in determining whether at least 65% of its total assets are invested in High Yield Obligations.

Distressed Securities.  The Acquiring Fund may invest up to 10% of its total assets in Distressed Securities, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Acquiring Fund or are rated in the lowest rating categories (Ca or lower by Moody’s and CC or lower by S&P) or, if unrated, are considered by the Adviser to be of comparable quality.  Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Acquiring Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Acquiring Fund seeks its secondary objective of capital appreciation through investment in Distressed Securities, the Acquiring Fund’s ability to achieve current income for its stockholders may be diminished. The Acquiring Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Acquiring Fund, there can be no assurance that the securities or other assets received by the Acquiring Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Acquiring Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Acquiring Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Acquiring Fund may be restricted from disposing of such securities.

Illiquid Securities.  The Acquiring Fund may invest in junk bonds, Corporate Loans, convertible debt securities, preferred securities and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Acquiring Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Illiquid securities may be subject to wide fluctuations in market value. The Acquiring Fund may be subject to significant delays in disposing of certain high yield securities. As a result, the Acquiring Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Acquiring Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

Residential Mortgage Backed Securities (“RMBS”).  RMBS are securities that directly or indirectly represent participations in, or are secured by and payable from, mortgage loans secured by real property. RMBS include the following:

•                  those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Ginnie Mae, Fannie Mae and Freddie Mac;

•                  those issued by private issuers that represent interests in, or are collateralized by, MBS issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and

•                  those issued by private issuers that represent an interest in, or are collateralized by whole mortgage loans or RMBS without a U.S. Government guarantee but usually with subordination or some other form of private credit enhancement.

The investment characteristics of RMBS differ from traditional debt securities. The major differences include the fact that interest payments and principal repayments on RMBS are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques.

Prepayments on a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates.

Accordingly, amounts available for reinvestment by the Acquiring Fund are likely to be greater during a period of declining mortgage interest rates and, if general interest rates also decline, are likely to be reinvested at lower interest rates than the Fund was earning on the RMBS that were prepaid. During a period of rising interest rates, amounts available for reinvestment by the Acquiring Fund are likely to be lower and the effective maturities of RMBS may extend.

Commercial Mortgage Backed Securities (“CMBS”).  CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, single and multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers, mobile home parks, manufactured home communities, theaters, self-storage facilities, restaurants and convenience stores.

Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.

Commercial mortgage loans are sometimes not amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital. Unlike most single family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower’s ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of credit losses in CMBS.

CMBS have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored CMBS offerings include owners of commercial properties, originators of, and investors in, mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Acquiring Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, over-collateralization and the equity investor in the underlying properties.

Asset Backed Securities (“ABS”).  ABS are collateralized by pools of such assets as home equity loans and lines of credit, credit card receivables, automobile loans, loans to finance the purchase of manufactured housing, equipment receivables, franchise loans, automobile dealer floor plan receivables, and other forms of indebtedness, leases or claims to identifiable cash flows.

ABS present certain risks that are not presented by MBS. ABS generally do not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real property.

Subordinated classes of ABS may be entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also may have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

U.S. Government Securities.  U.S. Government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government often are not backed by the full faith and credit of the U.S. Government.

Collateralized Loan Obligations (“CLOs”).  CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses.

Real Estate Investment Trusts (“REITs”).  REITs are pooled investment vehicles that own, and typically operate, income-producing real estate or real estate-related assets. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and, to the extent the Acquiring Fund invests in REITs, it will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Other Mortgage Related Securities.  Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Repurchase Agreements.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement,

the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Bank Loans, Assignments, and Participations.  Loans (including “Senior Loans” (as described below), delayed funding loans and revolving credit facilities) may be fixed- or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Acquiring Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Acquiring Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Acquiring Fund’s investments by reference to market conditions and contractual provisions.

Assignments and participations in commercial loans, as well as debtor-in-possession loans, may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. An investor that participates in such syndications, or buys part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Acquiring Fund intends to invest may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Acquiring Fund has direct recourse against the borrower, the Acquiring Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Acquiring Fund bears a substantial risk of losing the entire amount invested.

In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Acquiring Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Commission interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may in certain circumstances restrict the Acquiring Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Additional Investment Policies

The Acquiring Fund has adopted certain investment policies as set forth below:

Leverage

The Acquiring Fund may utilize leverage through borrowings, including a credit facility, the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements. The Acquiring Fund has the ability to utilize leverage in an amount up to 33 1/3% of the value of its total assets (including the amount obtained from such borrowings or debt issuance). There can be no assurance, however, that the Acquiring Fund will borrow in order to leverage its assets or if it does what percentage of the Acquiring Fund’s assets such borrowings will represent. Although the Acquiring Fund has the ability to issue debt securities or preferred stock, it does not currently anticipate issuing any debt securities or preferred stock.

The Acquiring Fund may utilize leverage by borrowing through the BNP Agreement or through entering into reverse repurchase agreements. As of [             ], 2014, the Acquiring Fund had a leverage ratio of [    ]% from reverse repurchase agreements and/or borrowings through the BNP Agreement. The Combined Fund’s leverage ratio is expected to be substantially similar to the Acquiring Fund’s current leverage ratio.

When the Acquiring Fund is utilizing leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Acquiring Fund did not utilize leverage because the fees paid will be calculated based on the Acquiring Fund’s total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

The Acquiring Fund’s use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Acquiring Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred stock. Such differences in return may result from the short term nature of the Acquiring Fund’s borrowing compared to the long term nature of its investments. Because the total assets of the Acquiring Fund (including the assets obtained from leverage) will be invested in higher yielding portfolio investments, the holders of common stock will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long term rates rise, the common stock net asset value will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage creates risks for holders of common stock, including the likelihood of greater volatility of net asset value and market price of shares of common stock or fluctuations in dividends paid on common stock, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock may affect the return to the holders of common stock and increased operating costs which may reduce the Acquiring Fund’s total return. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Acquiring Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Acquiring Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Acquiring Fund’s leveraged position if it expects that the benefits to the Acquiring Fund’s stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The Acquiring Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred stock involves offering expenses and other costs and may limit the Acquiring Fund’s freedom to pay dividends on shares of common stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock each create an opportunity for greater return per share of common stock, but at the same time such leveraging is a speculative technique in that it will increase the Acquiring Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Acquiring Fund compared with what it would have been without leverage.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such leverage, the Acquiring Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

The Acquiring Fund’s willingness to borrow money and issue preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to correctly predict interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

The following table is designed to illustrate the effect, on the return to a holder of common stock, of the leverage obtained by borrowings in the amount of approximately [     ]% of the Acquiring Fund’s total assets, assuming hypothetical annual returns on the Acquiring Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10)%		(5)%		0%		5%		10%
Corresponding Common Stock Return	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Indexed and Inverse Floating Obligations

The Acquiring Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Acquiring Fund also may invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, inverse floaters change in value in a manner that is opposite to most bonds—that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short term rates decrease. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. Inverse floaters are typically create by depositing an income-producing instrument in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change.

Investments in indexed securities and inverse floaters may subject the Acquiring Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Acquiring Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Acquiring Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions

In order to seek to hedge the value of the Acquiring Fund’s portfolio against interest rate fluctuations or to seek to enhance the Acquiring Fund’s return, the Acquiring Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date or to seek to enhance its return. However, the Acquiring Fund also may invest in interest rate swaps to seek to enhance income or increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Acquiring Fund is not required to pursue these portfolio strategies and may choose not to do so. The Acquiring Fund cannot guarantee that any strategies it uses will work.

In an interest rate swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Acquiring Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Acquiring Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Acquiring Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Acquiring Fund from a reduction in yield due to falling interest rates and may permit the Acquiring Fund to seek to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Acquiring Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Acquiring Fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Acquiring Fund’s obligations will be accrued on a daily basis, and the full amount of the Acquiring Fund’s obligations will be segregated by the Acquiring Fund’s custodian.

The Acquiring Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Acquiring Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Acquiring Fund.

Typically, the parties with which the Acquiring Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Acquiring Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for each party and will guaranty the parties’ performance under the swap agreement. However, there can be no assurance that the clearing organization will satisfy its obligation to the Acquiring Fund. Certain federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Payments from transactions in interest rate swaps generally will be taxable as ordinary income to stockholders.

Credit Default Swap Agreements

The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to enhance its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements generally involve greater risks than if the Acquiring Fund were to have invested in the reference obligation directly since in addition to general market risks, credit default swaps are also subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Acquiring Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Acquiring Fund). The Acquiring Fund will, at all times, segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure (any accrued but unpaid net amounts owed by the Acquiring Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss.

Options

Call Options.  The Acquiring Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Acquiring Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Acquiring Fund may also purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Acquiring Fund also is authorized to write (i.e., sell) covered call options on the securities in which it invests and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Acquiring Fund, in return for a premium, gives another party a right to buy specified securities owned by the Acquiring Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Acquiring Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Acquiring Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Acquiring Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Acquiring Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

The Acquiring Fund also is authorized to write (i.e., sell) uncovered call options on securities in which it may invest but that are not currently held by the Acquiring Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities. When writing uncovered call options, the Acquiring Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, the Acquiring Fund will segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure (the difference between the unpaid amounts owed by the Acquiring Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Acquiring Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Acquiring Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Acquiring Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Acquiring Fund will lose the difference.

Put Options.  The Acquiring Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to seek to enhance its return. By buying a put option, the Acquiring Fund acquires a right to sell the underlying security at the exercise price, thus limiting the Acquiring Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Acquiring Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Acquiring Fund also may purchase uncovered put options.

The Acquiring Fund also has authority to write (i.e., sell) put options on the types of securities that may be held by the Acquiring Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Acquiring Fund will receive a premium for writing a put option, which increases the Acquiring Fund’s return. The Acquiring Fund will not sell puts if, as a result, more than 50% of the Acquiring Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Acquiring Fund is also authorized to write (i.e., sell) uncovered put options on securities in which it may invest but that the Acquiring Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire a security at a net cost below the current market value. The Acquiring Fund has the obligation to buy the securities at an agreed upon price if the securities decrease below the exercise price. If the securities’ price increases during the option period, the option will expire worthless and the Acquiring Fund will retain the premium and will not have to purchase the securities at the exercise price. The Acquiring Fund will segregate with its custodian in connection with such transaction unencumbered liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss.

Financial Futures and Options Thereon

The Acquiring Fund is authorized to engage in transactions in financial futures contracts (“futures contracts”) and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to enhance the Acquiring Fund’s income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract, to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated “contract markets” by the CFTC. Transactions by the Acquiring Fund in futures contracts and financial futures are subject to limitations as described under “—Restrictions on the Use of Futures Transactions.”

The Acquiring Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Acquiring Fund will fall, thus reducing the net asset value of the Acquiring Fund. However, as interest rates rise, the value of the Acquiring Fund’s short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments which are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Acquiring Fund would have incurred had the Acquiring Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Acquiring Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Acquiring Fund will purchase securities upon termination of the futures contract.

The Acquiring Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Acquiring Fund enters into futures transactions. The Acquiring Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Acquiring Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Acquiring Fund intends to purchase.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “—Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

Restrictions on the Use of Futures Transactions.  Under regulations of the CFTC, the futures trading activity described herein will not result in the Acquiring Fund being deemed a “commodity pool,” as defined under such regulations, provided that the Acquiring Fund adheres to certain restrictions. In particular, the Acquiring Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Acquiring Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When the Acquiring Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated with the Acquiring Fund’s custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

Restrictions on OTC Options.  The Acquiring Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions, Options and Futures Transactions

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Acquiring Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Acquiring Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Acquiring Fund continues to be obligated to make payments to the other party to the swap, the Acquiring Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Acquiring Fund’s risk of loss consists of the net amount of interest payments that the Acquiring Fund contractually is entitled to receive. In the case of a purchase by the Acquiring Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Adviser expects to achieve an acceptable degree of correlation between the Acquiring Fund’s rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Use of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Acquiring Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Acquiring Fund’s use of futures and options thereon when it uses such instruments as a so-called “cross-hedge,” which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. Use of options and futures and options thereon through uncovered call options and uncovered put options are highly speculative strategies. If the price of the uncovered option moves in the direction not anticipated by the Acquiring Fund, the Acquiring Fund’s losses will not be limited.

Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market on an exchange for call or put options of the same series. The Acquiring Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options and futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio. There is also the risk of loss, by the Acquiring Fund, of margin deposits or collateral in the event of the bankruptcy of a broker with whom the Acquiring Fund has an open position in an option, a futures contract or an option related to a futures contract.

Short Sales

The Acquiring Fund may make short sales of securities, provided that the market value of all securities sold short does not exceed 25% of its net assets.   The Acquiring Fund may not make a short sales which results in the Acquiring Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.  A short sale is a transaction in which the Acquiring Fund sells a security it does not own in anticipation that the market price of that security will decline. The Acquiring Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

When the Acquiring Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. The Acquiring Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Acquiring Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Acquiring Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Acquiring Fund on such security, the Acquiring Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss. Conversely, if the price declines, the Acquiring Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Acquiring Fund also may make short sales “against the box.” Short sales “against the box” are not subject to the foregoing 25% limitation. These transactions will involve either short sales of securities retained in the Acquiring Fund’s portfolio or securities which it has the right to acquire without the payment of further consideration.

Investments in Non-U.S. Securities

The Acquiring Fund may invest up to 30% of its total assets in securities of issuers that are denominated in various foreign currencies and multinational foreign currency units, including in emerging markets. Investment in such securities involves certain risks not involved in domestic investments.

Public Information.  Many of the non-U.S. securities held by the Acquiring Fund will not be registered with the SEC nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

Trading Volume, Clearance and Settlement.  Foreign financial markets, while often growing in trading volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Acquiring Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Acquiring Fund are uninvested and no return is earned thereon. The inability of the Acquiring Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Acquiring Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Acquiring Fund due to subsequent declines in the value of such portfolio security, or if the Acquiring Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Government Supervision and Regulation.  There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States.

Restrictions on Foreign Investment.  Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Acquiring Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Acquiring Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Acquiring Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Acquiring Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Acquiring Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Acquiring Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Acquiring Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Acquiring Fund’s investments in certain foreign banks and other financial institutions.

Foreign Sub-Custodians and Securities Depositories.  Rules adopted under the 1940 Act permit the Acquiring Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Acquiring Fund, in which event the Acquiring Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Acquiring Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Acquiring Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Acquiring Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Other Investment Strategies

Repurchase Agreements and Purchase and Sale Contracts

The Acquiring Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Acquiring Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Acquiring Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Acquiring Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Acquiring Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Acquiring Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Acquiring Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Acquiring Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements

The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments, subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Risk Factors and Special Considerations—Leverage” and “Additional Investment Policies—Leverage” above since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Acquiring Fund enters into a reverse repurchase agreement, it may segregate with the custodian liquid instruments having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund, however, under circumstances in which the Acquiring Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities, and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. In addition, to the extent that the proceeds of the reverse purchase agreement are less than the value of the securities subject to such an agreement, the Acquiring Fund would hear the risk of loss.

Lending of Portfolio Securities

The Acquiring Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Acquiring Fund receives collateral in cash, securities issued or guaranteed by the U.S. Government or its agencies or irremovable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

The Acquiring Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Acquiring Fund receives the income on the loaned securities. Where the Acquiring Fund receives securities as collateral, the Acquiring Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Acquiring Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the

Acquiring Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Acquiring Fund is obligated to return the collateral to the borrower at the termination of the loan. The Acquiring Fund could suffer a loss in the event the Acquiring Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Acquiring Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Acquiring Fund could also experience delays and costs in gaining access to the collateral. The Acquiring Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. The Acquiring Fund will lend securities through an affiliate of the Advisors pursuant to the terms of an exemptive order under the 1940 Act, according to which the affiliate will receive compensation at market rates.

When-Issued and Forward Commitment Securities

The Acquiring Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Acquiring Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Acquiring Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value at all times will exceed the corresponding obligations of the Acquiring Fund. There is always a risk that the securities may not be delivered, and the Acquiring Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Acquiring Fund as when-issued or forward commitment transactions, and accordingly are not subject to the foregoing restrictions.

Standby Commitment Agreements

The Acquiring Fund from time to time may enter into standby commitment agreements. Such agreements commit the Acquiring Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Acquiring Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Acquiring Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Acquiring Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Acquiring Fund. The Acquiring Fund at all times will segregate with the custodian cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

There can be no assurance that securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Acquiring Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Acquiring Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

The Acquiring Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Acquiring Fund’s investment objectives and are permissible under applicable regulations governing the Acquiring Fund.

COMPARISON OF THE FUNDS

The Funds have near identical investment objectives.  HHY’s investment objectives are fundamental and may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.  Each Target Fund’s investment objectives are not fundamental and may be changed by the respective Fund’s Board without shareholder approval.  The primary investment objective for HHY is to seek high current income.  HHY will also seek capital growth as a secondary objective to the extent consistent with its objective of seeking high current income.  Each Target Fund’s primary investment objective is to seek a high level of current income.  Each Target Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.

The Funds have substantially similar (but not identical) investment strategies. The investment strategies and significant operating policies of the Combined Fund will be those of the Acquiring Fund.  Below is a summary of significant differences in the Acquiring Fund’s and Target Funds’ investment policies and strategies.  Please see the table on page [       ] for more detail.

Principal Investment Strategies.  HHY, under normal market conditions, will invest at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures, and other debt instruments rated below investment grade (lower than Baa by Moody’s or lower than BBB by S&P, or comparably rated by another rating agency)), or unrated but determined by the Adviser to be of comparable quality (collectively, “High Yield Obligations”).  Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

HAV seeks to achieve its investment objectives by investing a majority of its total assets in below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential.  These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.  Below investment grade debt securities are rated Ba3 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.  Except with respect to up to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one rating agency or, if unrated, determined by the Adviser to be of comparable quality.

HIH seeks to achieve its investment objectives by investing a majority of its total assets in a diversified portfolio of below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential.  These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.  Below investment grade debt securities are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.  Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one rating agency or, if unrated, determined by the Adviser to be of comparable quality.

HMH seeks to achieve its investment objectives by investing in a diversified portfolio consisting primarily of debt securities that the Adviser believes offers attractive yield and capital appreciation potential.  These securities may include, but are not limited to, corporate bonds, mortgage-and asset-backed securities, convertible debt securities and distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring.  The Fund intends to focus its investments in below investment grade securities.  Under normal market conditions, the Fund anticipates that it will invest at least 50% of its total assets in below investment grade securities.  Below investment grade debt securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another rating agency or, if unrated, determined by the Adviser to be of comparable quality.  Except with respect to 20% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

HSA will invest in debt securities that the Adviser believes offer attractive yield and capital appreciation potential.  These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.  These debt securities may be rated investment grade or below investment grade.  As a result, at the Adviser’s discretion, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below investment grade securities at other times. Under normal market conditions, the Fund anticipates that it will invest between 25% and 65% of its total assets in investment grade debt securities and between 25% and 65% of its total assets in below investment grade securities.  Investment grade debt securities are rated higher than Ba3 by Moody’s, higher than BB+ by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.  Below investment grade debt securities are rated Ba3 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.  Except with respect to 15% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above Ca (or a comparable rating) by at least one rating agency or, if unrated, determined by the Adviser to be of comparable quality.

Investment Grade Securities.  HHY, HAV and HIH may each invest in investment grade securities to the extent it does not violate their primary investment strategies.  In addition, with respect to HHY, in certain market conditions, the Adviser may determine that securities rated investment grade offer significant opportunities for high income and capital growth and in such conditions, HHY may invest less than 65% of its total assets in High Yield Obligations.  HMH may invest up to 50% of its total assets in investment grade securities.  Under normal market conditions, HSA may invest up to 65%, but not less than 25%, of its total assets in investment grade debt securities.

Distressed Securities.  HHY, HAV and HIH may each invest up to 10% of their total assets in distressed securities which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries.  HMH may invest up to 20% of its total assets in such distressed securities.  HSA may invest up to 15% of its total assets in such distressed securities.  For HHY, HAV, HIH and HSA, distressed securities are generally rated Ca or lower by Moody’s or CC or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.  For HMH, distressed securities are generally rated Ca1 or lower by Moody’s or CC+ or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality

Non-U.S. Securities.  HHY may invest up to 30% of its total assets in the securities of issuers that are denominated in foreign currencies or multinational currency units, including in emerging markets.  HAV, HIH, HMH and HSA may each invest up to 15% of their total assets in foreign debt and equity securities, including in emerging markets.

Equity Securities.  HHY may invest up to 35% of its total assets in equity securities, including common and preferred stocks, securities convertible into equity securities, and rights and warrants to purchase any of the foregoing.  HAV and HIH may each invest up to 25% of their total assets in domestic equity securities, including common stocks, preferred stocks and convertible securities, and up to 15% of their total assets in foreign debt and equity securities.  HMH and HSA may each invest up to 30% (and with respect to HSA only, not less than 5%) of their total assets in domestic and/or foreign equity securities, including common and preferred stocks, securities convertible into equity securities, and rights and warrants to purchase any of the foregoing.

Average Effective Portfolio Maturity.  HHY has no restrictions with respect to average effective portfolio maturity.  HAV, HIH, HMH and HSA each seeks to maintain an average effective portfolio maturity of between 3 and 15 years for the debt securities in its portfolio.

Leverage.  Pursuant to the 1940 Act, each Fund is permitted to borrow up to 33 1/3% of its total assets (including the amount borrowed).  HHY currently intends to continue to utilize financial leverage in an amount equal to approximately 30% of its total assets (including the amount borrowed).  HAV, HIH, HMH and HSA each currently intend to use leverage in an amount equal to approximately 30% of their total assets (including the amount borrowed).  Each of the Funds utilizes a line of credit for investment purposes.

Derivatives.  HHY does not have any stated limitation with respect to derivatives.  HAV, HIH, HMH and HSA may each commit up to 5% of their net assets to initial margin and premiums for non-hedging purposes to enhance potential gain.

Short-Selling.  Except with respect to short sales against the box, HHY will not sell short if after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of its net assets, and will not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.  HHY may make short sales against the box without respect to such limitations.  Each of HAV, HIH, HMH and HSA currently intends to hedge no more than 15% of their total assets with short sales on equity securities underlying their convertible security holdings under normal circumstances.

Other Short-Term Corporate Obligations.  HHY may invest in other short-term corporate obligations, which include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  HAV, HIH, HMH and HSA do not have a stated policy with respect to such investments.

A more detailed description of the Funds’ investment objectives and comparison of significant investment policies, other investment strategies and investment approaches is set forth in the tables below.

Investment Objectives:

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
Investment Objectives	Investment Objectives	Investment Objectives	Investment Objectives	Investment Objectives

HHY’s primary investment objective is to seek high current income. The Fund also seeks capital growth as a secondary objective to the extent consistent with its objective of seeking high current income.

	HAV’s primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.	HIH’s primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.	HMH’s primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.	HSA’s primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.

Investment Policies:

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
Primary Investment Strategies	Primary Investment Strategies	Primary Investment Strategies	Primary Investment Strategies	Primary Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures, and other debt instruments rated below investment grade (lower than Baa by Moody’s or lower than BBB by S&P, or comparably rated by another rating agency), or unrated but determined by the Adviser to be of comparable quality (collectively, “High Yield Obligations”).  Lower grade income securities are commonly known as “junk bonds.”  Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

The Fund will seek to achieve its investment objectives by investing a majority of its total assets in below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential.  These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.  Below investment grade debt securities are rated Ba3 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.  Except with respect to up to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one rating agency or, if unrated, determined

The Fund will seek to achieve its investment objectives by investing a majority of its total assets in a diversified portfolio of below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential.  These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.  Below investment grade debt securities are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.  Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one rating agency or, if

The Fund will seek to achieve its investment objectives by investing in a diversified portfolio consisting primarily of debt securities that the Adviser believes offers attractive yield and capital appreciation potential.  These securities may include, but are not limited to, corporate bonds, mortgage-and asset-backed securities, convertible debt securities and distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring.

The Fund intends to focus its investments in below investment grade securities.  Under normal market conditions, the Fund anticipates that it will invest at least 50% of its total assets in below investment grade securities.  Below investment grade debt securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P,

The Fund will invest in debt securities that the Adviser believes offer attractive yield and capital appreciation potential.  These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.  At the Adviser’s discretion, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below investment grade securities at other times.

The Fund anticipates that, under normal market conditions, it will invest between 25% and 65% of its total assets in investment grade securities and between 25% and 65% of its total assets in below investment grade debt securities.  Below investment grade debt securities are rated Ba3 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA

by the Adviser to be of comparable quality.

The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund’s objectives with such investments.

unrated, determined by the Adviser to be of comparable quality.

The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund’s objectives with such investments.

comparably rated by another rating agency or, if unrated, determined by the Adviser to be of comparable quality.  Except with respect to 20% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund’s objectives with such investments.

rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.  Except with respect to 15% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above Ca (or a comparable rating) by at least one rating agency or, if unrated, determined by the Adviser to be of comparable quality.

The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund’s objectives with such investments.

Investment Grade Securities	Investment Grade Securities	Investment Grade Securities	Investment Grade Securities	Investment Grade Securities

In certain market conditions, the Adviser may determine that securities rated investment grade (i.e., at least Baa by Moody’s or BBB by S&P or comparably rated by another rating agency) offer significant opportunities for high income and capital growth.  In such conditions, the Fund may invest less than 65% of its total assets in High Yield Obligations.

The Fund may invest in investment grade debt securities.  In unusual market conditions, the Fund may temporarily invest more assets in investment grade securities, short-term debt and cash or cash equivalents as a defensive tactic.  To the extent the Fund uses this strategy, its investment returns and distributions to its common stockholders may decrease.

The Fund may invest in investment grade debt securities.  In unusual market conditions, the Fund may temporarily invest more assets in investment grade securities, short-term debt and cash or cash equivalents as a defensive tactic.  To the extent the Fund uses this strategy, it may not achieve its investment objectives.

While the Fund intends to focus its investments in below investment grade securities, i.e., it will normally have the majority of its assets in those investments, it maintains the flexibility to invest up to 50% of its total assets in investment grade securities, to take advantage of market and value opportunities.  Investment grade debt securities are securities of medium to high quality that are rated Baa3 or higher by Moody’s, BBB- or higher by S&P or within one of the four highest ratings classes of another rating agency or, if unrated, are determined by the Adviser to be of comparable quality.

At the Adviser’s discretion, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below investment grade securities at other times.

Under normal market conditions, the Fund anticipates that it will invest between 25% and 65% of its total assets in investment grade debt securities.  Investment grade debt securities are rated higher than Ba3 by Moody’s, higher than BB+ by S&P, comparably rated by another rating agency or not rated by any rating agency but determined to be of comparable quality by the Adviser.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
Distressed Securities	Distressed Securities	Distressed Securities	Distressed Securities	Distressed Securities

The Fund may invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default as to payment of principal and/or interest or in significant risk of being in such default, or that are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Adviser of equivalent quality (collectively, “Distressed Securities”).

The Fund may invest up to 10% of its total assets in distressed securities, which include securities:  issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries.  Distressed securities are generally rated Ca or lower by Moody’s or CC or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.

The Fund may invest up to 10% of its total assets in distressed securities, which include securities:  issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries.  Distressed securities are generally rated Ca or lower by Moody’s or CC or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.

The Fund may invest up to 20% of its total assets in distressed securities, which include securities:  issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other comparably rated debt securities of companies in similar industries.  Distressed securities are generally rated Ca1 or lower by Moody’s or CC+ or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.

The Fund may invest up to 15% of its total assets in distressed securities, which include securities:  issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other comparably rated securities of companies in similar industries.  Distressed securities are generally rated Ca or lower by Moody’s or CC or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.

Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities

The Fund may invest up to 30% of its total assets in the securities, including High Yield Obligations, of issuers that are denominated in foreign currencies or multinational currency units, including in

	The Fund may invest up to 15% of its total assets in foreign debt and equity securities, including in emerging markets.	The Fund may invest up to 15% of its total assets in foreign debt and equity securities, including in emerging markets.

The Fund may invest up to 15% of its total assets in a combination of foreign debt and foreign equity securities, including in emerging markets (so long as the total assets invested in foreign equity securities do not

The Fund will invest primarily in the securities of United States issuers.  However, the Fund may invest up to 15% of total assets in the debt and/or equity securities of companies organized outside of the United States, including in

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
emerging markets.			cause the Fund to exceed its 30% limitation on equity securities generally). The Fund anticipates that all foreign securities it holds will be denominated in U.S. dollars.	emerging markets. All foreign securities held by the Fund will be denominated in U.S. dollars.

Equity Securities	Equity Securities	Equity Securities	Equity Securities	Equity Securities

The Fund may invest up to 35% of its total assets in equity securities, including preferred stocks, common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase any of the foregoing.  If the Fund holds such investments as a result of purchase of unit offerings of debt securities which include such securities or in connection with an actual or proposed conversion or exchange of debt securities, the Fund will treat such investments, together with any holdings of convertible securities, as debt securities for purposes of its policy to invest at least 65% of its total assets, under normal circumstances, in High Yield Obligations.

The Fund may invest up to 25% of its total assets in domestic equity securities, including common and preferred stocks.  Such securities may include common stocks of real estate investment trusts REITs and utilities that either are required to and/or customarily pay out a large percentage of their current earnings as dividends.

The Fund may invest up to 25% of its total assets in domestic equity securities, including common and preferred stocks.  Such securities may include common stocks of REITs and utilities which either are required to and/or customarily pay out a large percentage of their current earnings as dividends.

The Fund may invest up to 30% of its total assets in equity securities in both domestic and foreign issuers.

Under normal market conditions, the Fund anticipates that it will invest up to 30%, but not less than 5%, of its total assets in domestic and/or foreign equity securities, including common and preferred stocks, securities convertible into equity securities, and rights and warrants to purchase any of the foregoing.

Defensive and Temporary Investments	Defensive and Temporary Investments	Defensive and Temporary Investments	Defensive and Temporary Investments	Defensive and Temporary Investments

The Fund may	When changing	When changing	When changing	When changing

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA

implement various temporary “defensive” strategies at times when the Adviser determines that conditions in the markets make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders.  These strategies may include investing all or a portion of the Fund’s assets in higher-quality debt securities.  During all periods when less than 65% of the Fund’s total assets are invested in High Yield Obligations, the Fund’s yield may be expected to be lower than if at least 65% of the Fund’s total assets were invested in High Yield Obligations.

economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.  In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash.  The yield on such securities may be lower than the yield economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.  In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash.  The yield on such securities may be lower than the yield economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.  In addition, in unusual market conditions, the Fund may temporarily invest up to 100% of its assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash.  The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.  In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash.  The yield on such securities may be lower than the yield on lower-rated fixed-income

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
	on lower-rated fixed-income securities.	on lower-rated fixed-income securities.		securities.

Diversification	Diversification	Diversification	Diversification	Diversification

The Fund is “diversified” under the 1940 Act.	The Fund is “diversified” under the 1940 Act.	The Fund is “diversified” under the 1940 Act.	The Fund is “diversified” under the 1940 Act.	The Fund is “diversified” under the 1940 Act.

Average Effective Portfolio Maturity	Average Effective Portfolio Maturity	Average Effective Portfolio Maturity	Average Effective Portfolio Maturity	Average Effective Portfolio Maturity

No restrictions.	The Fund will seek to maintain an average effective portfolio maturity of between 3 and 15 years.	The Fund will seek to maintain an average effective portfolio maturity of 3 to 15 years.	The Fund will seek to maintain an average effective portfolio maturity of between 3 and 15 years for the debt securities in its portfolio.	The Fund will seek to maintain an average effective portfolio maturity of 3 to 15 years.

Leverage	Leverage	Leverage	Leverage	Leverage

The Fund expects to utilize financial leverage through borrowings, including a credit facility, the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage.  The Fund currently intends to continue to utilize financial leverage in an amount equal to approximately 30% of its total assets (including the amount obtained through leverage).  The Fund is permitted to use leverage in a maximum amount equal to 33 1/3% of its total assets.  The Fund, with the approval of its Board of Directors, including its

The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of shares of preferred stock.  The Fund currently intends to use leverage through borrowings in an amount equal to approximately 30% of its total assets but may leverage up to 33 1/3% of its total assets (in each case including the amount borrowed).  The Fund, with the approval of its Board of Directors, including its independent Directors, has entered into the BNP Agreement that allows the Fund to borrow up to 33 1/3% of its total assets. As of [

The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares.  The Fund currently intends to use leverage through borrowings in an amount equal to approximately 30% of its total assets (including the amount borrowed).  Under the 1940 Act, the Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed).  The Fund, with the approval of its Board of Directors, including its independent Directors, has entered into the BNP Agreement that allows the Fund to borrow up to 33

The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of shares of preferred stock.  The Fund currently intends to leverage its portfolio through the use of a credit facility in an amount equal to approximately 30% of its total assets but may leverage up to 33 1/3% of its total assets (in each case including the amounts obtained through leverage).  The Fund, with the approval of its Board of Directors, including its independent Directors, has entered into the BNP Agreement that allows the Fund to borrow up to 33

The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares.  The Fund currently intends to use leverage through borrowings in an amount equal to approximately 33 1/3% of its total assets (including the amount borrowed).  The Fund, with the approval of its Board of Directors, including its independent Directors, has entered into the BNP Agreement that allows the Fund to borrow up to 33 1/3% of its total assets. As of [             ], 2014, the Fund had borrowings under the BNP Agreement

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA

independent Directors, has entered into a financing package that includes a Commitment Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage, Inc. that allows the Fund to borrow up to 33 1/3% of its total assets. As of [             ], 2014, the Fund had borrowings under the BNP Agreement representing approximately [      ]% of the Fund’s total assets. Borrowings under the BNP Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

], 2014, the Fund had borrowings under the BNP Agreement representing approximately [      ]% of the Fund’s total assets. Borrowings under the BNP Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

1/3% of its total assets. As of [             ], 2014, the Fund had borrowings under the BNP Agreement representing approximately [      ]% of the Fund’s total assets. Borrowings under the BNP Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

1/3% of its total assets. As of [             ], 2014, the Fund had borrowings under the BNP Agreement representing approximately [      ]% of the Fund’s total assets. Borrowings under the BNP Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

representing approximately [      ]% of the Fund’s total assets. Borrowings under the BNP Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the undrawn amount.

Zero Coupon, Pay-in-Kind and Deferred Payment Securities	Zero Coupon, Pay-in-Kind and Deferred Payment Securities	Zero Coupon, Pay-in-Kind and Deferred Payment Securities	Zero Coupon, Pay-in-Kind and Deferred Payment Securities	Zero Coupon, Pay-in-Kind and Deferred Payment Securities

The Fund may invest in zero coupon, pay-in-kind and deferred payment securities, including those that are lower grade securities.	The Fund may invest in zero coupon and pay-in-kind securities.	The Fund may invest in zero coupon and pay-in-kind securities.	The Fund may invest in zero coupon and pay-in-kind securities.	The Fund may invest in zero coupon and pay-in-kind securities.

Corporate Loans	Corporate Loans	Corporate Loans	Corporate Loans	Corporate Loans

The Fund may invest in primary or secondary market	No stated policy.	No stated policy.	No stated policy.	No stated policy.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
purchases of loans or participation interests in loans extended to corporate borrowers or sovereign governmental entities by commercial banks and other financial institutions.

Corporate Bonds	Corporate Bonds	Corporate Bonds	Corporate Bonds	Corporate Bonds

No stated policy.	The Fund may invest in corporate bonds.	The Fund may invest in corporate bonds.	The Fund may invest in corporate bonds.	The Fund may invest in corporate bonds.

Mortgage-Related Securities	Mortgage-Related Securities	Mortgage-Related Securities	Mortgage-Related Securities	Mortgage-Related Securities

The Fund may invest in mortgage-related securities.	The Fund may invest in mortgage-related securities.	The Fund may invest in mortgage-related securities.	The Fund may invest in mortgage-related securities.	The Fund may invest in mortgage-related securities.

Asset-Backed Securities	Asset-Backed Securities	Asset-Backed Securities	Asset-Backed Securities	Asset-Backed Securities

The Fund may invest in asset-backed securities.	The Fund may invest in asset-backed securities.	The Fund may invest in asset-backed securities.	The Fund may invest in asset-backed securities.	The Fund may invest in asset-backed securities.

Preferred Stock	Preferred Stock	Preferred Stock	Preferred Stock	Preferred Stock

The Fund may invest in preferred stock.	The Fund may invest in preferred stock.	The Fund may invest in preferred stock.	The Fund may invest in preferred stock.	The Fund may invest in preferred stock.

Convertible Securities	Convertible Securities	Convertible Securities	Convertible Securities	Convertible Securities

The Fund may invest in convertible securities.	The Fund may invest in convertible securities.	The Fund may invest in convertible securities.	The Fund may invest in convertible securities.	The Fund may invest in convertible securities.

U.S. Government Securities	U.S. Government Securities	U.S. Government Securities	U.S. Government Securities	U.S. Government Securities

The Fund may invest in U.S. Government securities.	The Fund may invest in U.S. Government securities.	The Fund may invest in U.S. Government securities.	The Fund may invest in U.S. Government securities.	The Fund may invest in U.S. Government securities.

Municipal Obligations	Municipal Obligations	Municipal Obligations	Municipal Obligations	Municipal Obligations

The Fund may invest in municipal obligations.	The Fund may invest in municipal obligations.	The Fund may invest in municipal obligations.	The Fund may invest in municipal obligations.	The Fund may invest in municipal obligations.

Illiquid and Restricted Securities	Illiquid and Restricted Securities	Illiquid and Restricted Securities	Illiquid and Restricted Securities	Illiquid and Restricted Securities

The Fund may invest without limit in obligations for which no readily available market exists or which are otherwise illiquid, subject to the Fund’s	The Fund may invest in illiquid and restricted securities.	The Fund may invest in illiquid and restricted securities.	The Fund may invest in illiquid and restricted securities.	The Fund may invest in illiquid and restricted securities.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
policy of not investing in excess of 30% of the Fund’s assets in foreign securities or in excess of 10% of its assets in Distressed Securities.

Derivatives	Derivatives	Derivatives	Derivatives	Derivatives

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments.  It may purchase and sell financial futures contracts and options thereon.  Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund may invest in, or enter into, derivatives for a

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments.  It may purchase and sell financial futures contracts and options thereon.  Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund may use derivatives for non-

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments.  It may purchase and sell financial futures contracts and options thereon.  Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund may use derivatives for non-

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments.  It may purchase and sell financial futures contracts and options thereon.  Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund may use derivatives for non-

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments.  It may purchase and sell financial futures contracts and options thereon.  Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund may use derivatives for non-

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.	hedging purposes to enhance potential gain, although no more than 5% of the Fund’s net assets will be committed to initial margin and premiums for those positions.	hedging purposes to enhance potential gain, although no more than 5% of the Fund’s net assets will be committed to initial margin and premiums for those positions.	hedging purposes to enhance potential gain, although no more than 5% of the Fund’s net assets will be committed to initial margin and premiums for those positions.	hedging purposes to enhance potential gain, although no more than 5% of the Fund’s net assets will be committed to initial margin and premiums for those positions.

Reverse Repurchase Agreements	Reverse Repurchase Agreements	Reverse Repurchase Agreements	Reverse Repurchase Agreements	Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements.	The Fund may invest in reverse repurchase agreements.	The Fund may invest in reverse repurchase agreements.	The Fund may invest in reverse repurchase agreements.	The Fund may invest in reverse repurchase agreements.

Repurchase Agreements	Repurchase Agreements	Repurchase Agreements	Repurchase Agreements	Repurchase Agreements

The Fund may invest in repurchase agreements.	The Fund may invest in repurchase agreements.	The Fund may invest in repurchase agreements.	The Fund may invest in repurchase agreements.	The Fund may invest in repurchase agreements.

Securities Lending	Securities Lending	Securities Lending	Securities Lending	Securities Lending

The Fund may lend portfolio securities.	The Fund may lend portfolio securities.	The Fund may lend portfolio securities.	The Fund may lend portfolio securities.	The Fund may lend portfolio securities.

Collateralized Loan Obligations	Collateralized Loan Obligations	Collateralized Loan Obligations	Collateralized Loan Obligations	Collateralized Loan Obligations

The Fund may invest in collateralized loan obligations.	The Fund may invest in collateralized loan obligations.	The Fund may invest in collateralized loan obligations.	The Fund may invest in collateralized loan obligations.	The Fund may invest in collateralized loan obligations.

Variable and Floating Rate Securities	Variable and Floating Rate Securities	Variable and Floating Rate Securities	Variable and Floating Rate Securities	Variable and Floating Rate Securities

The Fund may invest in variable and floating rate securities.	The Fund may invest in variable and floating rate securities.	The Fund may invest in variable and floating rate securities.	The Fund may invest in variable and floating rate securities.	The Fund may invest in variable and floating rate securities.

Stripped Securities	Stripped Securities	Stripped Securities	Stripped Securities	Stripped Securities

The Fund may invest in stripped securities.	The Fund may invest in stripped securities.	The Fund may invest in stripped securities.	The Fund may invest in stripped securities.	The Fund may invest in stripped securities.

Bank Obligations	Bank Obligations	Bank Obligations	Bank Obligations	Bank Obligations

The Fund may invest in bank obligations.	The Fund may invest in bank obligations.	The Fund may invest in bank obligations.	The Fund may invest in bank obligations.	The Fund may invest in bank obligations.

Commercial Paper	Commercial Paper	Commercial Paper	Commercial Paper	Commercial Paper

The Fund may invest in commercial paper.	The Fund may invest in commercial paper.	The Fund may invest in commercial paper.	The Fund may invest in commercial paper.	The Fund may invest in commercial paper.

Other Short-Term Corporate Obligations	Other Short-Term Corporate Obligations	Other Short-Term Corporate Obligations	Other Short-Term Corporate Obligations	Other Short-Term Corporate Obligations

The Fund may invest in other short-term corporate	No stated policy.	No stated policy.	No stated policy.	No stated policy.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA

obligations, which include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.

Private Placements	Private Placements	Private Placements	Private Placements	Private Placements

No stated policy.	The Fund may invest in private placements.	The Fund may invest in private placements.	The Fund may invest in private placements.	The Fund may invest in private placements.

Short-Selling	Short-Selling	Short-Selling	Short-Selling	Short-Selling

The Fund may engage in short-selling.

Except for short sales against the box, the Fund will not sell short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.  The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.  The Fund may make short sales against the box without respect to such limitations.

The Fund may engage in short-selling.

The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

The Fund may engage in short-selling.

The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

The Fund may engage in short-selling.

The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

The Fund may engage in short-selling.

The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
Forward Commitments; When-Issued Securities	Forward Commitments; When-Issued Securities	Forward Commitments; When-Issued Securities	Forward Commitments; When-Issued Securities	Forward Commitments; When-Issued Securities

The Fund may invest in forward commitments and when-issued securities.	The Fund may invest in when-issued securities	The Fund may invest in when-issued securities	The Fund may invest in when-issued securities	The Fund may invest in when-issued securities

Investment Approaches:

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows.  The Adviser also draws upon the internal expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends.  The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis, interest rate forecasts and reviews of sector and industry trends.  The Adviser uses proprietary research

The Adviser’s investment approach is driven by a strong value-oriented philosophy.  The Adviser concentrates on identifying specific sectors and securities that present the most attractive combination of current income and principal performance relative to alternative investments.  This “value-investing” approach generally emphasizes the analysis and selection of individual securities over attempting to forecast macro-economic trends or interest rate movements.

The Adviser’s investment approach is driven by a strong value-oriented philosophy.  In managing the Fund’s portfolio, the Adviser will focus on those securities believed to offer the most attractive value relative to alternative investments.  The Adviser will search a wide range of asset categories and sectors to identify the most attractive relative value prospects.  The Adviser believes that the opportunity to invest in a diverse set of assets will contribute to improved yield or total return and a more stable net asset value for the Fund than would result from investment in a single sector of the debt market.  The Adviser will sell securities that it believes no longer offer potentially better yield or total

The Adviser’s investment approach is driven by a strong value-oriented philosophy.  The Adviser concentrates on identifying specific sectors, or asset categories, and securities that present the most attractive combination of current income and principal performance relative to alternative investments.  Typically, these sectors include below investment grade corporate bonds, investment grade corporate bonds, medium- and lower-rated mortgage-backed securities, commercial mortgages, preferred stocks, and other asset-backed securities.  This “value-investing” approach generally emphasizes the analysis and selection of individual securities

The Adviser’s philosophy is characterized by a strong commitment to identifying undervalued securities, and the Adviser seeks to apply this value-oriented investment philosophy across all asset categories.  The Adviser will manage the Fund opportunistically in relation to individual issuers and strategically in relation to overall market trends, and will focus on those securities believed to offer the most attractive value relative to alternative investments.  The Adviser will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment to select individual securities that it believes can add value from income and/or the potential for capital appreciation.  The proprietary research may include an assessment of an issuer’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors.

return than other available securities.

over attempting to forecast macro-economic trends or interest rate movements.  The Adviser will employ an active management approach that will emphasize the flexibility to allocate Fund assets across a wide range of asset categories.  The Adviser believes that the opportunity to invest in a diverse set of assets will contribute to improved yield or total return and a less volatile net asset value for the Fund than would result from investment in a single sector of the debt market.

grade and below investment grade securities to pursue its investment objectives.  The Adviser believes that the opportunity to invest in a diverse set of assets will contribute to improved yield or total return and a more stable net asset value for the Fund than would result from investment in a single sector of the debt market.

MANAGEMENT OF THE FUNDS

The Boards

The Board of each Fund is responsible for overseeing the management of the business and affairs of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under Maryland law.  A list of the directors, a brief biography for each director and additional information relating to the Boards are included in the Statement of Additional Information.

The Adviser

Brookfield Investment Management Inc. (the “Adviser”), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Funds.  Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global asset manager focused on property, power and other infrastructure assets with over $[        ] billion of assets under management as of [  ], 2014.  Pursuant to an investment advisory agreement with each Fund, the Adviser, under the supervision of each respective Board of Directors, is responsible for the investment management of each Fund, including making investment decisions and placing orders to buy, sell or hold particular securities.  The Adviser also serves as investment adviser to various other closed-end

funds.  As of [ ], 2014, the Adviser and its affiliates had over $[       ] billion in assets under management.  The Adviser’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee, payable monthly at the annual rates set forth in the table below, computed daily with respect to each Target Fund and computed weekly with respect to HHY, as a percentage of the Fund’s total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Fund	Annual Advisory Fee-Contractual Rate
HHY	0.65	%*
HAV	0.65	%**
HIH	0.65	%**
HMH	0.65	%**
HSA	0.65	%**

*as a percentage of the Fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage.

**as a percentage of the Fund’s average daily total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage.

Each Fund also pays the Adviser an administration fee payable monthly at an annual rate of 0.15% of the Fund’s assets, computed daily with respect to each Target Fund and weekly with respect to the Acquiring Fund, as a percentage of the Fund’s total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).  The Adviser is waiving 0.08% of the administration fee for the Acquiring Fund until June 30, 2014, but does not intend to continue the waiver after that time.

A discussion regarding the basis for the approval of the Advisory Agreement by the Board of each Target Fund is provided in such Fund’s Form N-CSR for the fiscal period ended September 30, 2013, available at www.sec.gov or by visiting www.brookfieldim.com.  A discussion regarding the basis for the approval of the Advisory Agreement by the Board of the Acquiring Fund is provided in such Fund’s Form N-CSR for the fiscal period ended December 31, 2013, available at www.sec.gov or by visiting www.brookfieldim.com.

Portfolio Management

Dana Erikson, Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm’s corporate high yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson has 28 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson received a BA in Economics from Brown University and an MBA, with honors, from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Erikson is a member of the Boston Security Analysts Society.

Richard Cryan, Portfolio Manager, is responsible for the firm’s corporate high yield exposures and the establishment of portfolio objectives and strategies. Mr. Cryan has 35 years of investment experience. Mr. Cryan received a Bachelor of Science degree in Business from the University of Colorado and an MBA from Columbia University.

Mark Shipley, Portfolio Manager, is responsible for the firm’s corporate high yield exposures and the establishment of portfolio objectives and strategies. Mr. Shipley has 25 years of investment experience. He is responsible for the implementation of Brookfield Investment Management’s corporate high yield portfolio objectives and strategies, managing the credit research process and company research. Mr. Shipley received a Bachelor of Arts degree in Finance from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Shipley is a member of the Boston Security Analysts Society.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Funds are permitted to purchase securities from, and sell securities to, affiliates of the Funds or the Adviser upon compliance with the following conditions: (1) the transaction must involve no consideration other than cash payment against prompt delivery; (ii) the security must be one for which market quotations are readily available and the transaction must be effected at the current market price; (iii) the transaction must be consistent with the Fund’s investment policies; (iv) no brokerage commission, fee or other renumeration is to be paid in connection with the transaction; (v) at least quarterly, the Board of Directors must determine that any such transaction is made in compliance with the Funds’ policies and procedures; (vi) a record of the transaction must be maintained; and (vii) the President of the Fund or the Chief Executive Officer of the Adviser, or their respective designees, must provide written approval prior to the transaction.

[During the last fiscal year, the Funds did not have any portfolio transactions with affiliates.]

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to HHY, HAV, HIH, HMH and HSA
Adviser	Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, New York, New York 10281-1023

Administrator	Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, New York, New York 10281-1023

Sub-Administrator	U.S. Bancorp Fund Services, LLC, 1201 South Alma School Road, Suite 3000, Mesa, Arizona 85210

Service	Service Providers to HHY, HAV, HIH, HMH and HSA
Custodian	U.S. Bank National Association, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent	Computershare Shareholder Services, Inc., 250 Royall Street, Canton, Massachusetts 02021

Fund Accounting Agent	U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103

Legal Counsel	Paul Hastings LLP, 75 E. 55th Street, New York, New York 10022

Counsel to the Independent Directors	Sullivan & Worcester LLP, 1666 K. Street, NW, Washington, DC 20006

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by such Fund’s Custodian.  Computershare Shareholder Services, Inc. serves as each Fund’s transfer agent with respect to the Funds’ common shares.

Capitalization

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms as may be determined from time to time by the Board of such Fund.  The tables below set forth the capitalization of HAV, HIH, HMH, HSA and HHY as of December 30, 2013, and the pro forma capitalization of the Combined Fund as if the proposed Reorganizations had occurred on that date.

Capitalization as of December 30, 2013 (Unaudited)

	HHY	HAV	HIH	HMH	HSA	Adjustments		HHY Pro Forma Combined Fund
Net Assets(1)	$72,050,643	$63,032,500	$44,565,964	$50,784,709	$42,613,303	$(400,000	)(2)	$272,647,119
Common Shares Outstanding	6,847,565	6,553,393	4,856,958	7,595,018	5,930,400	(5,833,421	)(3)	25,949,913
Net Asset Value Per Share	$10.52	$9.62	$9.18	$6.69	$7.19	—		$10.51

(1)	Based on the number of outstanding common shares listed in “Outstanding Shares as of [ ], 2014” table below.

(2)

[Reflects non-recurring aggregate estimated reorganization expenses of $400,000 of which $106,834 was attributable to HHY, $92,044 was attributable to HAV, $64,949 was attributable to HIH, $73,813 was attributable to HMH, and $62,360 was attributable to HSA.]

(3)	Reflects adjustments of (562,896) for HAV common shares, (621,488) for HIH common shares, (2,768,530) for HMH common shares, and (1,880,507) for HSA common shares due to differences in per share NAV.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share equally in dividends authorized by the Fund’s Board and declared by the Fund as payable to holders of the Fund’s shares of common stock and in the net assets of the Fund available for distribution to holders of the shares of common stock.  Shareholders do not have preemptive or conversion rights and a Fund’s shares of common stock are not redeemable.  The outstanding shares of common stock of each Fund are fully paid and nonassessable.

Purchase and Sale

Purchase and sale procedures for the shares of common stock of each of the Funds are identical.  Investors typically purchase and sell shares of common stock of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer.  Alternatively, investors may purchase or sell shares of common stock of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Shares as of [                       ], 2014

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
HHY	Common	1,000,000,000	[ ]	[ ]
HAV	Common	1,000,000,000	[ ]	[ ]
HIH	Common	1,000,000,000	[ ]	[ ]
HMH	Common	1,000,000,000	[ ]	[ ]
HSA	Common	1,000,000,000	[ ]	[ ]

Share Price Data

The following tables set forth the high and low market prices for shares of common stock of each Fund on the NYSE, for each full quarterly period within each Fund’s three most recent fiscal years, along with the net asset value and discount or premium to net asset value for each quotation.

HHY	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
March 31, 2014
December 31, 2013	$10.13	$9.63	$10.57	$10.34	-3.98%	-8.44%
September 30, 2013	$9.93	$9.14	$10.46	$10.14	-4.06%	-10.40%
June 30, 2013	$10.69	$9.17	$10.87	$9.98	0.19%	-9.83%
March 31, 2013	$10.72	$10.18	$10.57	$10.40	1.63%	-3.05%
December 31, 2012	$11.03	$9.56	$10.41	$10.05	7.50%	-4.97%
September 30, 2012	$10.74	$9.98	$10.39	$9.88	5.40%	-0.68%
June 30, 2012	$10.59	$9.49	$10.06	$9.54	7.03%	-1.84%
March 31, 2012	$10.68	$9.81	$10.06	$9.55	6.84%	2.48%
December 31, 2011	$9.87	$8.33	$9.66	$8.54	4.67%	-3.32%
September 30, 2011	$10.07	$8.35	$10.06	$8.86	4.29%	-11.83%
June 30, 2011	$10.18	$9.18	$10.31	$9.81	0.71%	-9.38%
March 31, 2011	$10.19	$9.86	$9.33	$8.96	-7.53%	-11.41%

HAV	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
March 31, 2014
December 31, 2013	$9.16	$8.41	$9.65	$9.45	-4.58%	-11.29%
September 30, 2013	$8.59	$7.88	$9.51	$9.08	-8.57%	-14.07%
June 30, 2013	$9.24	$8.11	$9.71	$8.95	-2.97%	-10.43%
March 31, 2013	$9.18	$8.81	$9.46	$9.30	-2.03%	-5.78%
December 31, 2012	$9.29	$8.26	$9.30	$8.99	0.98%	-8.22%
September 30, 2012	$9.26	$8.88	$9.30	$8.85	3.01%	-1.42%
June 30, 2012	$9.44	$8.53	$9.02	$8.56	5.95%	-2.51%
March 31, 2012	$9.41	$7.92	$9.02	$8.56	5.49%	-7.80%
December 31, 2011	$8.13	$6.91	$8.64	$7.70	-4.13%	-10.65%
September 30, 2011	$8.37	$7.10	$9.49	$7.97	-5.14%	-25.18%
June 30, 2011	$8.29	$7.69	$8.73	$8.34	-3.82%	-11.01%
March 31, 2011	$7.89	$7.55	$8.51	$8.26	-5.87%	-9.90%

HIH	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
March 31, 2014
December 31, 2013	$8.54	$8.15	$9.21	$9.01	-6.89%	-10.88%
September 30, 2013	$8.30	$7.75	$9.07	$8.65	-6.11%	-11.63%
June 30, 2013	$8.88	$7.73	$9.23	$8.53	-2.12%	-9.59%
March 31, 2013	$8.95	$8.51	$8.98	$8.83	-0.11%	-3.84%
December 31, 2012	$8.89	$7.84	$8.83	$8.53	1.84%	-8.30%
September 30, 2012	$9.11	$8.62	$8.83	$8.41	8.07%	-1.26%
June 30, 2012	$9.00	$8.31	$8.57	$8.13	7.91%	-1.17%
March 31, 2012	$8.90	$7.72	$8.60	$8.17	4.95%	-5.74%
December 31, 2011	$7.93	$6.78	$8.24	$7.33	-2.56%	-7.63%
September 30, 2011	$8.46	$6.92	$9.07	$7.59	1.08%	-23.70%
June 30, 2011	$8.24	$7.55	$8.26	$7.91	0.73%	-6.16%
March 31, 2011	$7.66	$7.27	$8.10	$7.87	-5.11%	-7.62%

HMH	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
March 31, 2014
December 31, 2013	$6.07	$5.77	$6.71	$6.57	-9.13%	-12.72%
September 30, 2013	$5.84	$5.51	$6.61	$6.28	-8.10%	-14.33%
June 30, 2013	$5.72	$5.52	$6.70	$6.19	-2.29%	-12.13%
March 31, 2013	$6.31	$6.08	$6.52	$6.41	-2.18%	-5.30%
December 31, 2012	$6.46	$5.63	$6.40	$6.19	2.22%	-9.19%
September 30, 2012	$6.39	$6.05	$6.40	$6.09	1.78%	-2.22%
June 30, 2012	$6.19	$5.78	$6.20	$5.88	1.17%	-3.83%
March 31, 2012	$6.10	$5.46	$6.21	$5.88	-0.49%	-7.77%
December 31, 2011	$5.50	$4.89	$5.93	$5.26	-5.34%	-9.64%
September 30, 2011	$5.63	$4.70	$6.17	$5.46	-5.79%	-18.97%
June 30, 2011	$5.52	$5.13	$5.95	$5.60	-3.91%	-13.13%
March 31, 2011	$5.20	$4.98	$5.73	$5.57	-8.30%	-11.23%

HSA	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
March 31, 2014
December 31, 2013	$6.71	$6.35	$7.23	$7.07	-6.42%	-10.86%
September 30, 2013	$6.35	$5.80	$7.11	$6.77	-9.24%	-15.48%
June 30, 2013	$6.74	$5.84	$7.27	$6.70	-6.39%	-12.93%
March 31, 2013	$6.67	$6.35	$7.09	$6.97	-5.26%	-9.80%
December 31, 2012	$6.45	$5.99	$6.99	$6.78	-6.98%	-11.78%
September 30, 2012	$6.44	$6.10	$7.00	$6.65	-5.55%	-9.14%
June 30, 2012	$6.13	$5.84	$6.70	$6.42	-6.50%	-10.67%
March 31, 2012	$6.09	$5.51	$6.69	$6.37	-8.56%	-13.50%
December 31, 2011	$5.55	$5.00	$6.40	$5.84	-10.19%	-14.38%
September 30, 2011	$5.82	$5.27	$6.61	$6.00	-10.34%	-15.95%
June 30, 2011	$5.71	$5.28	$6.36	$6.06	-9.38%	-16.82%
March 31, 2011	$5.43	$5.25	$6.09	$5.99	-10.35%	-12.94%

As of March 4, 2014, the net asset value per common share of HHY was $10.70 and the market price per common share was $10.00, representing a discount to net asset value of 6.54%.  As of March 4, 2014, the net asset value per common share of HAV was $9.83 and the market price per common share was $9.27, representing a discount to net asset value of 5.70%.  As of March 4, 2014, the net asset value per common share of HIH was $9.31 and the market price per common share was $8.62, representing a discount to net asset value of 7.41%.  As of March 4, 2014, the net asset value per common share of HMH was $6.78 and the market price per common share was $6.50, representing a discount to net asset value of 4.13%.  As of March 4, 2014, the net asset value per common share of HSA was $7.29 and the market price per common share was $6.83, representing a discount to net asset value of 6.31%.  Shares of common stock of each Fund have historically traded at both a premium and a discount to net asset value.

Performance Information

The performance table below illustrates the past performance of an investment in shares of common stock of each Fund by setting forth the average total returns for the Funds for the periods indicated.  A Fund’s past performance does not necessarily indicate how its shares of common stock will perform in the future.

Fund	Trailing 12-month distribution Yield based on December 31, 2013 NAV	One Year ended December 31, 2013 NAV	One Year ended December 31, 2013 based on Market Price	Three Years ended December 31, 2013 based on NAV	Three Years ended December 31, 2013 based on Market Price	Life of Fund based on NAV	Life of Fund Based on Market Price	Inception Date
HHY	9.28%	10.85%	5.06%	12.09%	12.78%	13.79%	16.74%	7/31/1998
HAV	9.57%	12.59%	14.59%	14.46%	15.58%	6.44%	8.48%	11/08/2004
HIH	9.47%	13.07%	7.40%	14.75%	13.99%	6.05%	6.04%	6/24/2003
HMH	10.48%	13.53%	8.49%	15.59%	15.71%	4.03%	2.85%	1/19/2006
HSA	9.04%	11.03%	13.32%	13.85%	15.90%	2.88%	3.20%	3/18/2004

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. Under normal market conditions, each Fund intends to distribute substantially all of its distributable cash flows, less Fund expenses, to shareholders monthly. The Fund intends to pay common shareholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of a Fund’s investment company taxable income, such as its asset mix. Distributions may be paid to the holders of a Fund’s shares of common stock if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor. To permit a Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by a Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because a Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends.

In the event that the total distributions on a Fund’s shares of common stock exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax free return of capital (to the extent of the shareholder’s tax basis in the shares). Shareholders should not assume that the source of a distribution from a Fund is net profit or income. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in a Fund. The amount treated as a tax free return of capital will reduce a shareholder’s adjusted tax basis in the shares of common stock, thereby increasing the shareholder’s potential taxable gain or reducing the potential loss on the sale of the shares.

CALCULATION OF NET ASSET VALUE

The NAV of each Fund’s shares will be computed based upon the value of the Fund’s portfolio securities and other assets. NAV per share of common stock will be determined as of the close of regular trading session on the NYSE on each business day on which the NYSE is open for trading. Each Fund calculates NAV per share of common stock by subtracting the

Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund), and the liquidation value of any outstanding preferred shares of the Fund from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares of common stock of the Fund outstanding.

Each Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors. A Fund values its fixed income securities on the basis of prices provided by pricing services or prices obtained from active and reliable market makers in any such security or broker-dealers. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Directors determines such amount does not reflect fair value, in which case these securities will be fair valued as determined by the Board of Directors.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. Options are valued using market quotations. When market quotations are not readily available, options are valued from broker quotes. In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black-Scholes model.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board of Directors. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of a Fund’s Board of Directors.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which a Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s NAV per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings.  The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

DIVIDEND REINVESTMENT PLAN

The dividend reinvestment plan (the “Plan”) of HHY will be the dividend reinvestment plan of the Combined Fund.  [The dividend reinvestment plan of each Target Fund is the same as HHY’s Plan.]

The Plan is available to shareholders of the Funds pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholders Services, Inc. (the “Plan Agent”) in additional Fund shares.  Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Funds’ Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan.  After the Funds declare a dividend or determine to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price.  This discount reflects savings in underwriting and other costs that the Funds otherwise will be required to incur to raise additional capital.  If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts.  If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Funds’ shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Funds.  The Funds will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent.  When a participant withdraws from the Plan or upon termination of the Plan by the Funds, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below.  The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Funds.  There are no brokerage commissions charged with respect to shares issued directly by the Funds.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure.  If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.  Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

CERTAIN PROVISIONS OF THE CHARTER

Each Fund’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board.  This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund.  Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders.  At each annual meeting, one class of directors is elected to a three-year term.  This provision could delay for up to two years the replacement of a majority of the Board of a Fund.  With respect to each Fund, a Director may be removed only for cause (but not without cause) by the shareholders by a vote of at least two-thirds of the votes entitled to be cast for the election of directors.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a statutory share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.  However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Each Target Fund’s charter generally provides for approval of charter amendments by the holders of a majority of the outstanding shares of common stock of the Target Fund and approval of extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter.  However, certain amendments to the Target Funds’ charters require approval of the holders of at least 75% of the outstanding shares of common stock.  The Acquiring Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast a majority of the votes entitled to be cast on the matter.  However, certain amendments to the Acquiring Fund’s charter and certain extraordinary transactions require approval of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class; provided that, if the “continuing directors” (as defined in the Acquiring Fund’s charter), by at least two-thirds of the continuing directors, in addition to the approval by the Board, approve such amendment or transaction, the affirmative vote of the holders of a majority of the votes entitled to be cast would be sufficient to approve such amendment or transaction.

GOVERNING LAW

Each Fund is incorporated as a Maryland corporation pursuant to its charter governed by the laws of the State of Maryland.  HHY was incorporated under the laws of the State of Maryland on November 22, 2013.  Prior to March 1, 2014, HHY was organized as a Massachusetts business trust and was known as Helios High Yield Fund.  Helios High Yield Fund was redomesticated into a Maryland corporation effective March 1, 2014, and its name was changed to Brookfield High Income Fund Inc.  Prior to September 8, 2009, HHY was known as 40|86 Strategic Income Fund and prior to September 19, 2003, it was known as Conseco Strategic Income Fund.  HAV, HIH, HMH and HSA were incorporated under the laws of the State of Maryland on September 7, 2004, April 16, 2003, November 14, 2005, and January 16, 2004, respectively.  Prior to December 29, 2008, HAV was known as RMK Advantage Income Fund, Inc., HIH was known as RMK High Income Fund, Inc., HMH was known as RMK Multi-Sector High Income Fund, Inc. and HSA was known as RMK Strategic Income Fund, Inc.

CONVERSION TO OPEN-END FUND

Each Fund’s Board of Directors may elect to submit to the Fund’s shareholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to retire any outstanding preferred shares, as would be required upon such conversion by the 1940 Act.  In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the shares of common stock to net asset value, the extent to which the Fund’s capital structure is leveraged and the possibility of releveraging, the spread, if any, between yields on high yield high risk securities in the Fund’s portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions.

In addition to any vote required by Maryland law, conversion of a Target Fund to an open-end investment company would require the affirmative vote of the holders of at least 75% of the outstanding shares of stock of the Target Fund, unless authorized by the affirmative vote of two-thirds of the Target Fund’s directors (or, in the case of HMH, two-thirds of HMH’s “continuing directors,” as defined in HMH’s charter), in which case, the holders of a majority of the outstanding shares of stock would be sufficient to approve such conversion.  In addition to any vote required by Maryland law, conversion of the Acquiring Fund to an open-end investment company would require the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class, unless also approved  by the vote of at least two-thirds of the “continuing directors” (as defined in the Acquiring Fund’s charter), in which case the affirmative vote of holders of a majority of the votes entitled to be cast would be sufficient to approve such conversion.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption.  If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the Exchange.  In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred shares.

VOTING RIGHTS

Voting rights are identical for the shareholders of each Fund.  Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the common stockholders, including the election of directors.  The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s shares of common stock voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund’s remaining shares of common stock will not be able to elect any directors.

APPRAISAL RIGHTS

Common shareholders of each Target Fund will not have appraisal rights as (i) appraisal rights are made unavailable to the Acquiring Fund’s shareholders under the Acquiring Fund’s charter and (ii) the shares of common stock of each Target Fund are traded on the NYSE.  Generally, under Maryland law, shareholders of a Maryland corporation whose shares are traded publicly on a national securities exchange, like the Funds, are not entitled to demand the fair value of their shares in connection with a reorganization.

FINANCIAL HIGHLIGHTS

Brookfield High Income Fund Inc. (HHY)

The Financial Highlights table is intended to help you understand HHY’s financial performance for the periods shown.  Certain information reflects the financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned or lost on an investment in HHY (assuming reinvestment of all dividends and/or distributions, if applicable).  The information for the six months ended December 31, 2013, is unaudited.  The information for the periods June 30, 2010, to June 30, 2013, have been audited by BBD, LLP, HHY’s independent registered public accounting firm.  The information for the periods prior to June 30, 2010, were audited by a different independent registered public accounting firm.  Financial statements for the fiscal year ended June 30, 2013, and the Report of the Independent Registered Public Accounting Firm thereon appear in HHY’s Annual Report for the fiscal year ended June 30, 2013, which is available upon request.

HELIOS HIGH YIELD FUND

Financial Highlights

	For the Six
	Months Ended
	December 31,		For the Fiscal Year Ended June 30,
	2013 (unaudited)		2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.14		$9.86	$9.92	$9.25	$8.34	$9.78	$10.94	10. 46	$11.23	$10.80	$10.20
Net investment income (1)	0.48		0.92	0.91	0.93	0.67	0.67	0.78	0.76	0.83	0.86	0.94
Net realized and unrealized gain (loss) on investment transactions	0.37		0.27	(0.03)	0.69	0.80	(1.44)	(1.15)	0.47	(0.75)	0.43	0.60
Net increase (decrease) in net asset value resulting from operations	0.85		1.19	0.88	1.62	1.47	(0.77)	(0.37)	1.23	0.08	1.29	1.54
Dividends from net investment income	(0.47)		(0.91)	(0.94)	(0.95)	(0.56)	(0.65)	(0.79)	(0.75)	(0.85)	(0.86)	(0.94)
Return of capital distributions	—		—	—	—	—	(0.02)	—	—	—	—	—
Total dividends and distributions paid	(0.47)		(0.91)	(0.94)	(0.95)	(0.56)	(0.67)	(0.79)	(0.75)	(0.85)	(0.86)	(0.94)
Net asset value, end of year	$10.52		$10.14	$9.86	$9.92	$9.25	$8.34	$9.78	$10.94	$10.46	$11.23	$10.80
Market price, end of year	$9.70		$9.62	$10.00	$9.90	$8.45	$7.01	$8.49	$9.90	$9.04	$10.13	$9.60
Total Investment Return†	5.80	%(4)	5.12%	11.37%	29.77%	29.31%	-8.56%	-6.25%	18.19%	-2.46%	14.84%	3.30%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of year (000s)	$72,051		$69,463	$67,491	$67,871	$63,263	$57,050	$66,895	$74,858	$71,542	$76,835	$73,876
Operating expenses	1.61	%(5)	1.63%	1.71%	1.65%	1.72%	2.08%	1.78%	1.77%	2.00%	1.85%	1.79%
Interest expense (3)	0.49	%(5)	0.53%	0.62%	0.42%	0.11%	0.30%	N/A (6)	N/A (6)	N/A (6)	N/A (6)	N/A (6)
Total expenses (2)	2.10	%(5)	2.16%	2.33%	2.07%	1.83%	2.38%	3.25%	3.99%	4.15%	3.13%	2.38%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.50	%(5)	1.52%	1.59%	1.53%	1.63%	1.77%	1.54%	1.52%	1.89%	1.85%	1.79%
Net investment income	9.15	%(5)	8.87%	9.45%	9.36%	7.33%	8.23%	7.54%	6.93%	7.61%	7.60%	8.77%
Net investment income, excluding the effect of fee waivers and reimbursement (3)	9.04	%(5)	8.76%	9.33%	9.25%	7.24%	7.92%	N/A (6)	N/A (6)	N/A (6)	N/A (6)	N/A (6)
Portfolio turnover rate	12	%(4)	28%	24%	46%	67%	20%	33%	54%	46%	150%	113%
Loans Outstanding, end of period	$28,150		$30,400	$30,400	$29,400	$18,662	N/A (6)	N/A (6)	N/A (6)	N/A (6)	N/A (6)	N/A (6)
Asset Coverage per $1,000 unit of senior indebtedness	$3,560		$3,280	$3,220	$3,310	$4,390	N/A (6)	N/A (6)	N/A (6)	N/A (6)	N/A (6)	N/A (6)

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(1)	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.

(2)	The Fund’s Shareholder Servicing Agent and Former Adviser contractually agreed to waive their respective fees.

(3)

Certain re-classifications have been made to the financial highlights for the fiscal year ended June 30, 2004, through 2009 to conform to the presentation followed in the preparation of the financial highlights for the years ended June 30, 2010 – 2013.

(4)	Not Annualized.

(5)	Annualized.

(6)	Not available. During this period, loans outstanding and asset coverage per $1,000 unit of senior indebtedness were not reported.

Helios Advantage Income Fund, Inc. (HAV)

The Financial Highlights table is intended to help you understand HAV’s financial performance for the periods shown.  Certain information reflects the financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned or lost on an investment in HAV (assuming reinvestment of all dividends and/or distributions, if applicable).  The information for the six months ended September 30, 2013, is unaudited.  The information for the periods March 31, 2009, to March 31, 2013, have been audited by BBD, LLP, HAV’s independent registered public accounting firm.  The information for the periods prior to March 31, 2009, were audited by a different independent registered public accounting firm.  Financial statements for the fiscal year ended March 31, 2013, and the Report of the Independent Registered Public Accounting Firm thereon appear in HAV’s Annual Report for the fiscal year ended March 31, 2013, which is available upon request.

HELIOS ADVANTAGE INCOME FUND, INC.

Financial Highlights

	For the Six
	Months Ended		For the Fiscal Year Ended March 31,
	September 30,							2008(2),*	2007(2),*	2006(2),*
	2013 (unaudited)		2013	2012	2011	2010	2009(2),(3)	(unaudited)	(unaudited)	(unaudited)	2005(2),(4)

Per Share Operating Performance:
Net asset value, beginning of year	$9.41		$8.91	$8.45	$7.50	$6.20	$15.55	$66.45	$69.75	$71.85	$71.65	(7)
Net investment income	0.47	^	0.74	0.76	0.74	0.70	1.75	6.15	8.30	9.50	2.85
Net realized and unrealized gain (loss) on investment transactions	(0.07	)^	0.51	0.42	0.93	1.40	(8.85)	(49.85)	(2.80)	(1.10)	(0.15)
Net increase (decrease) in net asset value resulting from operations	0.40		1.25	1.18	1.67	2.10	(7.10)	(43.70)	5.50	8.40	2.70
Dividends from net investment income	(0.38)		(0.75)	(0.72)	(0.72)	(0.70)	(1.20)	(6.55)	(8.50)	(9.30)	(2.40)
Distributions from net realized gains	—		—	—	—	—	—	—	—	(1.20)	—
Return of capital distributions	—		—	—	—	(0.10)	(1.05)	(0.65)	(0.30)	—	—
Total dividends and distributions paid	(0.38)		(0.75)	(0.72)	(0.72)	(0.80)	(2.25)	(7.20)	(8.80)	(10.50)	(2.40)
Offering Costs Charged to Paid-in Capital	—		—	—	—	—	—	—	—	—	(0.10)
Net asset value, end of year	$9.43		$9.41	$8.91	$8.45	$7.50	$6.20	$15.55	$66.45	$69.75	$71.85
Market price, end of year	$8.52		$9.09	$9.30	$7.70	$7.00	$5.00	$16.70	$76.50	$84.00	$77.95
Total Investment Return†	0.31	%(5)	6.22%	32.08%	21.39%	58.73%	-61.80%	-73.61%	1.53%	23.28%	7.30	%(5)
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$61,789		$61,696	$58,279	$55,243	$49,017	$40,676	$100,299	$416,999	$417,229	$403,663
Gross operating expenses	1.80	%(6)	1.87%	1.93%	2.30%	2.22%	2.44%	3.66%	3.23%	2.62%	0.94	%(6)
Interest expense	0.46	%(6)	0.52%	0.55%	0.37%	0.52%	0.03%	N/A (1)	N/A (1)	N/A (1)	N/A	(1)
Total expenses	2.26	%(6)	2.39%	2.48%	2.67%	2.74%	2.47%	3.66%	3.23%	2.62%	0.94	%(6)
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.80	%(6)	1.87%	1.93%	2.24%	1.40%	1.23%	3.49%	3.23%	2.62%	0.94	%(6)
Net investment income	9.85	%^,(6)	8.17%	8.89%	9.44%	9.97%	19.66%	15.69%	12.14%	13.45%	10.52	%(6)
Net investment income, excluding the effect of fee waivers and reimbursement	9.85	%^,(6)	8.17%	8.89%	9.38%	9.15%	18.91%	15.52%	12.14%	13.45%	10.52	%(6)
Portfolio turnover rate	18	%(5)	28%	29%	62%	45%	89%	76%	94%	104%	57	%(5)

*                 By correspondence dated May 27, 2010, the Fund’s independent public accounting firm for the fiscal year ended March 31, 2008, 2007, and 2006, informed the Fund that its audit report dated May 29, 2008, May 21, 2007, and May 22, 2006, on the Fund’s financial statements should no longer be relied upon.  Based upon the actions of the Fund’s former independent registered public accounting firm, the financial highlights for the year ended March 31, 2008, 2007, and 2006, should not be relied upon.

^                  Amounts include litigation settlement.

†                 Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(1)         Not available.  During this period, interest expense was not reported separately from operating expenses.

(2)         The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009, and September 1, 2009, respectively.  Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008* (unaudited)	2007* (unaudited)	2006* (unaudited)	2005(4)
Net Asset Value (prior to reverse stock split)	$1.24	$3.42	$13.29	$13.95	$14.37
Market Price (prior to reverse stock split)	$1.00	$3.34	$15.30	$16.80	$15.59

(3)     Brookfield Investment Management, Inc. became the Advisor of the Fund on July 29, 2008.

(4)     From the commencement of investment operations on November 8, 2004.

(5)     Not Annualized.

(6)     Annualized.

(7)     Net of sales load of $3.375 on initial shares issued.

Helios High Income Fund, Inc. (HIH)

The Financial Highlights table is intended to help you understand HIH’s financial performance for the periods shown.  Certain information reflects the financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned or lost on an investment in HIH (assuming reinvestment of all dividends and/or distributions, if applicable).  The information for the six months ended September 30, 2013, is unaudited.  The information for the periods March 31, 2009, to March 31, 2013, have been audited by BBD, LLP, HIH’s independent registered public accounting firm.  The information for the periods prior to March 31, 2009, were audited by a different independent registered public accounting firm.  Financial statements for the fiscal year ended March 31, 2013, and the Report of the Independent Registered Public Accounting Firm thereon appear in HIH’s Annual Report for the fiscal year ended March 31, 2013, which is available upon request.

HELIOS HIGH INCOME FUND, INC.

Financial Highlights

	For the Six
	Months Ended
	September 30,		For the Fiscal Year Ended March 31,
	2013							2008(2),*	2007(2),*	2006(2),*
	(unaudited)		2013	2012	2011	2010	2009(2),(3)	(unaudited)	(unaudited)	(unaudited)	2005(2)	2004(2),(4)

Per Share Operating Performance:
Net asset value, beginning of year	$8.96		$8.48	$8.03	$7.66	$6.25	$15.60	$65.90	$69.25	$75.15	$76.60	$71.65	(7)
Net investment income	0.44	^	0.70	0.73	0.69	0.72	1.95	5.80	8.80	9.90	10.75	5.55
Net realized and unrealized gain (loss) on investment transactions	(0.05	)^	0.50	0.44	0.40	1.49	(9.05)	(48.90)	(3.35)	(2.90)	1.20	5.45
Net increase (decrease) in net asset value resulting from operations	0.39		1.20	1.17	1.09	2.21	(7.10)	(43.10)	5.45	7.00	11.95	11.00
Dividends from net investment income	(0.36)		(0.71)	(0.72)	(0.69)	(0.72)	(1.40)	(6.30)	(8.65)	(9.50)	(10.35)	(5.05)
Distributions from net realized gains	—		—	—	—	—	—			(3.40)	(3.05)	(0.85)
Return of capital distributions	—		(0.01)	—	(0.03)	(0.08)	(0.85)	(0.90)	(0.15)	—	—	—
Total dividends and distributions paid	(0.36)		(0.72)	(0.72)	(0.72)	(0.80)	(2.25)	(7.20)	(8.80)	(12.90)	(13.40)	(5.90)
Offering Costs Charged to Paid-in Capital	—		—	—	—	—	—	—	—	—	—	(0.15)
Net asset value, end of year	$8.99		$8.96	$8.48	$8.03	$7.66	$6.25	$15.60	$65.90	$69.25	$75.15	$76.60
Market price, end of year	$8.30		$8.77	$8.90	$7.62	$7.19	$4.95	$17.55	$76.00	$87.55	$82.50	$83.35
Total Investment Return†	1.22	%(5)	7.10%	27.89%	17.00%	64.29%	-64.25%	-72.40%	-3.26%	24.15%	16.49%	20.06	%(5)
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of year (000s)	$43,680		$43,498	$41,069	$38,829	$37,040	$30,190	$74,539	$303,259	$306,699	$313,731	$299,772
Gross operating expenses	1.88	%(6)	2.00%	2.13%	2.51%	2.28%	2.30%	3.73%	3.47%	2.92%	2.12%	1.11	%(6)
Interest expense	0.47	%(6)	0.52%	0.57%	0.38%	0.49%	0.04%	N/A (1)	N/A (1)	N/A (1)	N/A (1)	N/A	(1)
Total expenses	2.35	%(6)	2.52%	2.70%	2.89%	2.77%	2.34%	3.73%	3.47%	2.92%	2.12%	1.11	%(6)
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.88	%(6)	2.00%	2.13%	2.36%	1.30%	1.24%	3.56%	3.47%	2.92%	2.12%	1.11	%(6)
Net investment income	9.88	%^,(6)	8.18%	8.92%	8.91%	10.10%	22.35%	14.81%	12.89%	13.66%	14.08%	10.15	%(6)
Net investment income, excluding the effect of fee waivers and reimbursement	9.88	%^,(6)	8.18%	8.92%	8.75%	9.12%	21.37%	14.64%	12.89%	13.66%	14.08%	10.15	%(6)
Portfolio turnover rate	18	%(5)	28%	29%	60%	48%	88%	74%	100%	97%	73%	76	%(5)

*                 By correspondence dated May 27, 2010, the Fund’s independent public accounting firm for the fiscal year ended March 31, 2008, 2007, and 2006, informed the Fund that its audit report dated May 29, 2008, May 21, 2007, and May 22, 2006, on the Fund’s financial statements should no longer be relied upon.  Based upon the actions of the Fund’s former independent registered public accounting firm, the financial highlights for the year ended March 31, 2008, 2007, and 2006, should not be relied upon.

^                  Amounts include litigation settlement.

†                 Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(1)         Not available.  During this period, interest expense was not reported separately from operating expenses.

(2)         The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009, and September 1, 2009, respectively.  Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (unaudited)	2007* (unaudited)	2006* (unaudited)	2005	2004(4)
Net Asset Value (prior to reverse stock split)	$1.25	$3.45	$13.18	$13.85	$15.03	$15.32
Market Price (prior to reverse stock split)	$0.99	$3.51	$15.20	$17.51	$16.50	$16.67

(3)         Brookfield Investment Management, Inc. became the Advisor of the Fund on July 29, 2008.

(4)         From the commencement of investment operations on June 24, 2003.

(5)         Not Annualized.

(6)         Annualized.

(7)         Net of sales load of $3.375 on initial shares issued.

Helios Multi-Sector High Income Fund, Inc. (HMH)

The Financial Highlights table is intended to help you understand HMH’s financial performance for the periods shown.  Certain information reflects the financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned or lost on an investment in HMH (assuming reinvestment of all dividends and/or distributions, if applicable).  The information for the six months ended September 30, 2013, is unaudited.  The information for the periods March 31, 2009, to March 31, 2013, have been audited by BBD, LLP, HMH’s independent registered public accounting firm.  The information for the periods prior to March 31, 2009, were audited by a different independent registered public accounting firm.  Financial statements for the fiscal year ended March 31, 2013, and the Report of the Independent Registered Public Accounting Firm thereon appear in HMH’s Annual Report for the fiscal year ended March 31, 2013, which is available upon request.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Financial Highlights

	For the Six Months		For the Fiscal Year Ended March 31,
	Ended September							2008(2),*	2007(2),*	2006(2),(4),*
	30, 2013 (unaudited)		2013	2012	2011	2010	2009(2),(3)	(unaudited)	(unaudited)	(unaudited)

Per Share Operating Performance:
Net asset value, beginning of year	$6.50		$6.13	$5.68	$5.38	$4.40	$13.55	$70.50	$72.70	$71.65	(7)
Net investment income	0.33	^	0.51	0.52	0.49	0.50	1.50	6.40	9.05	1.05
Net realized and unrealized gain (loss) on investment transactions	(0.02	)^	0.37	0.41	0.29	1.01	(8.35)	(54.35)	(1.80)	0.70
Net increase (decrease) in net asset value resulting from operations	0.31		0.88	0.93	0.78	1.51	(6.85)	(47.95)	7.25	1.75
Dividends from net investment income	(0.26)		(0.51)	(0.48)	(0.48)	(0.50)	(1.20)	(7.75)	(8.30)	(0.60)
Distributions from net realized gains	––		—	—	—	—	—	(0.35)	(1.15)
Return of capital distributions	––		—	—	—	(0.03)	(1.10)	(0.90)	—	—
Total dividends and distributions paid	(0.26)		(0.51)	(0.48)	(0.48)	(0.53)	(2.30)	(9.00)	(9.45)	(0.60)
Offering Costs Charged to Paid-in Capital	—		—	—	—	—	—	—	—	(0.10)
Net asset value, end of year	$6.55		$6.50	$6.13	$5.68	$5.38	$4.40	$13.55	$70.50	$72.70
Market price, end of year	$5.81		$6.26	$6.07	$5.15	$5.00	$3.55	$16.65	$78.55	$79.90
Total Investment Return†	-1.77	%(5)	11.99%	28.69%	13.33%	58.59%	-72.05%	-72.67%	10.96%	7.38	%(5)
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$49,780		$49,357	$46,483	$43,120	$40,852	$33,460	$98,627	$468,879	$453,523
Gross operating expenses	1.90	%(6)	1.96%	2.06%	2.43%	2.23%	2.59%	3.71%	2.83%	0.71	%(6)
Interest expense	0.47	%(6)	0.53%	0.57%	0.39%	0.51%	0.06%	N/A (1)	N/A (1)	N/A	(1)
Total expenses	2.37	%(6)	2.49%	2.63%	2.82%	2.74%	2.65%	3.71%	2.83%	0.71	%(6)
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.90	%(6)	1.96%	2.06%	2.32%	1.30%	1.20%	3.55%	2.83%	0.71	%(6)
Net investment income	9.85	^,(6)	8.20%	8.90%	9.00%	10.03%	20.53%	15.28%	12.46%	6.72	%(6)
Net investment income, excluding the effect of fee waivers and reimbursement	9.85	%^,(6)	8.20%	8.90%	8.89%	9.10%	19.65%	15.11%	12.46%	6.72	%(6)
Portfolio turnover rate	18	%(5)	26%	30%	64%	49%	75%	68%	85%	131	%(5)

*

By correspondence dated May 27, 2010, the Fund’s independent public accounting firm for the fiscal year ended March 31, 2008, 2007, and 2006, informed the Fund that its audit report dated May 29, 2008, May 21, 2007, and May 22, 2006, on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial highlights for the year ended March 31, 2008, 2007, and 2006, should not be relied upon.

^	Amounts include litigation settlement.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(1)	Not available. During this period, interest expense was not reported separately from operating expenses.

(2)

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009, and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008* (unaudited)	2007* (unaudited)	2006*,(4) (unaudited)
Net Asset Value (prior to reverse stock split)	$0.88	$2.71	$14.10	$14.54
Market Price (prior to reverse stock split)	$0.71	$3.33	$15.71	$15.98

(3)	Brookfield Investment Management, Inc. became the Advisor of the Fund on July 29, 2008.

(4)	From the commencement of investment operations on January 19, 2006.

(5)	Not Annualized.

(6)	Annualized.

(7)	Net of sales load of $3.375 on initial shares issued.

Helios Strategic Income Fund, Inc. (HSA)

The Financial Highlights table is intended to help you understand HSA’s financial performance for the periods shown.  Certain information reflects the financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned or lost on an investment in HSA (assuming reinvestment of all dividends and/or distributions, if applicable).  The information for the six months ended September 30, 2013, is unaudited.  The information for the periods March 31, 2009, to March 31, 2013, have been audited by BBD, LLP, HSA’s independent registered public accounting firm.  The information for the periods prior to March 31, 2009, were audited by a different independent registered public accounting firm.  Financial statements for the fiscal year ended March 31, 2013, and the Report of the Independent Registered Public Accounting Firm thereon appear in HSA’s Annual Report for the fiscal year ended March 31, 2013, which is available upon request.

HELIOS STRATEGIC INCOME FUND, INC.

Financial Highlights

	For the Six Months		For the Fiscal Year Ended March 31,
	Ended September 30,							2008(2),*	2007(2),*	2006(2),*
	2013 (unaudited)		2013	2012	2011	2010	2009(2),(3)	(unaudited)	(unaudited)	(unaudited)	2005(2)	2004(2),(4)

Per Share Operating Performance:
Net asset value, beginning of year	$7.06		$6.62	$6.07	$5.90	$5.05	$14.35	$64.45	$67.70	$71.15	$71.55	$71.65	(7)
Net investment income	0.30	^	0.47	0.47	0.48	0.51	2.20	6.00	8.15	8.90	8.80	0.10
Net realized and unrealized gain (loss) on investment transactions	(0.05	)^	0.41	0.50	0.17	1.00	(9.10)	(48.90)	(2.60)	(1.00)	(0.80)	(0.10)
Net increase (decrease) in net asset value resulting from operations	0.25		0.88	0.97	0.65	1.51	(6.90)	(42.90)	5.55	7.90	8.00	0.00
Dividends from net investment income	(0.24)		(0.44)	(0.42)	(0.45)	(0.51)	(1.70)	(6.40)	(8.55)	(9.45)	(8.40)	0.00
Distributions from net realized gains	—		—	—	—	—	—	—	—	(1.90)	—	—
Return of capital distributions	—		—	—	(0.03)	(0.15)	(0.70)	(0.80)	(0.25)	—	—	—
Total dividends and distributions paid	(0.24)		(0.44)	(0.42)	(0.48)	(0.66)	(2.40)	(7.20)	(8.80)	(11.35)	(8.40)	0.00
Offering Costs Charged to Paid-in Capital	—		—	—	—	—	—	—	—	—	—	(0.10)
Net asset value, end of year	$7.07		$7.06	$6.62	$6.07	$5.90	$5.05	$14.35	$64.45	$67.70	$71.15	$71.55
Market price, end of year	$6.35		$6.44	$5.94	$5.31	$5.46	$4.10	$15.90	$74.05	$83.50	$78.70	$80.00
Total Investment Return†	2.34	%(5)	16.22%	20.55%	6.24%	51.23%	-65.85%	-74.01%	-1.09%	-22.60%	9.68%	6.67	%(5)
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$41,915		$41,896	$39,234	$35,983	$34,970	$29,816	$82,734	$359,230	$362,768	$359,781	$300,547
Gross operating expenses	1.99	%(6)	2.03%	2.14%	2.54%	2.34%	2.24%	3.86%	3.50%	2.94%	1.70%	0.87	%(6)
Interest expense	0.47	%(6)	0.51%	0.55%	0.37%	0.47%	0.21%	N/A (1)	N/A (1)	N/A (1)	N/A (1)	N/A	(1)
Total expenses	2.46	%(6)	2.54%	2.69%	2.91%	2.81%	2.45%	3.86%	3.50%	2.94%	1.70%	0.87	%(6)
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.99	%(6)	2.03%	2.14%	2.38%	1.30%	1.27%	3.69%	3.50%	2.94%	1.70%	0.87	%(6)
Net investment income	8.64	%^,(6)	6.95%	7.38%	7.60%	9.05%	26.85%	15.79%	12.17%	12.80%	12.47%	3.87	%(6)
Net investment income, excluding the effect of fee waivers and reimbursement	8.64	%^,(6)	6.95%	7.38%	7.44%	8.02%	25.93%	15.62%	12.17%	12.80%	12.47%	3.87	%(6)
Portfolio turnover rate	13	%(5)	36%	36%	55%	43%	71%	73%	106%	101%	69%	0	%(5)

*                 By correspondence dated May 27, 2010, the Fund’s independent public accounting firm for the fiscal year ended March 31, 2008, 2007, and 2006, informed the Fund that its audit report dated May 29, 2008, May 21, 2007, and May 22, 2006, on the Fund’s financial statements should no longer be relied upon.  Based upon the actions of the Fund’s former independent registered public accounting firm, the financial highlights for the year ended March 31, 2008, 2007, and 2006, should not be relied upon.

^                  Amounts include litigation settlement.

†                 Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(1)         Not available.  During this period, interest expense was not reported separately from operating expenses.

(2)         The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009, and September 1, 2009, respectively.  Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008* (unaudited)	2007* (unaudited)	2006* (unaudited)	2005	2004(4)
Net Asset Value (prior to reverse stock split)	$1.01	$2.87	$12.89	$13.54	$14.23	$14.31
Market Price (prior to reverse stock split)	$0.82	$3.18	$14.81	$16.70	$15.74	$16.00

(3)   Brookfield Investment Management, Inc. became the Advisor of the Fund on July 29, 2008.

(4)   From the commencement of investment operations on March 18, 2004.

(5)   Not Annualized.

(6)   Annualized.

(7)   Net of sales load of $3.375 on initial shares issued.

INFORMATION ABOUT THE REORGANIZATIONS

General

Pursuant to the Reorganization Agreements (a form of which is attached as Appendix A), each Target Fund will transfer substantially all of its assets (excluding the Reserve) and substantially all of its liabilities (excluding the Retained Liabilities) to HHY, terminate its registration under the 1940 Act and liquidate and dissolve pursuant to Maryland law.  Shares of HHY common stock issued to a Target Fund’s shareholders will have an aggregate net asset value equal to the aggregate net asset value of such Target Fund’s shares of common stock outstanding immediately prior to the Reorganizations, less the costs of the Reorganizations (though shareholders may receive cash for their fractional shares of common stock).  Each shareholder of a Target Fund will receive the number of shares of HHY common stock corresponding to his or her proportionate interest in the shares of common stock of such Target Fund.

The distribution of shares of HHY common stock to Target Fund’s shareholders will be accomplished by opening new accounts on the books of HHY in the names of the shareholders of the Target Funds and transferring to those shareholder accounts shares of HHY common stock.  Each newly-opened account on the books of HHY for the former shareholders of the Target Funds will represent the respective pro rata number of shares of HHY common stock due such shareholder.

As a result of the Reorganizations, each common shareholder of a Target Fund will own shares of HHY common stock that will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s Target Fund shares of common stock immediately prior to the Closing Date (which may reflect a reduction of the net asset value resulting from the creation of a Reserve by each Target Fund to satisfy the Retained Liabilities for each Target Fund not being assumed by HHY (as described in the Joint Proxy Statement/Prospectus under “Terms of the Reorganization Agreements”)).  Since shares of HHY common stock will be issued at net asset value in exchange for the shares of common stock of the Target Funds having a value equal to the aggregate net asset value of those shares of HHY common stock, the net asset value per share of shares of HHY common stock should remain virtually unchanged by the Reorganizations except for its share of the costs of the Reorganizations.  Thus, the Reorganizations will result in no dilution of the net asset value of shares of HHY common stock, other than to reflect the costs of the Reorganizations.  However, as a result of the Reorganizations, a shareholder of a Fund will hold a reduced percentage of ownership in the Combined Fund than he or she did in the Target Funds and HHY prior to the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of the Reorganization Agreements.  This summary is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A.

As described under “Legal Proceedings,” each of the Target Funds has a pending Claim.  The potential liabilities of each Target Fund associated with the Claim (the “Retained Liabilities”) will not be assumed by HHY upon the closing of the Reorganization.  Further, each Target Fund may retain assets prior to the transfer to HHY as a reserve (the “Reserve”) to be used to satisfy the Retained Liabilities connected with the Claim.  As described in the form of Reorganization Agreement, if any assets remain in a Target Fund after resolution of the Claim, those assets will be distributed pro rata to shareholders of the Target Fund as of the Closing Date.

Valuation of Common Shares

The net asset value of each Target Fund shall be the net asset value computed as of the Valuation Time (as defined in the Reorganization Agreements), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of each Target Fund.  The net asset value of the Acquiring Fund shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of HHY.  The Target Funds and HHY have the same valuation procedures.

Conditions

Under the terms of the Reorganization Agreements, the Reorganizations are conditioned upon, among other things, (a) approval by shareholders of the Target Funds, (b) approval by shareholders of HHY of the issuance of additional shares of HHY common stock under Proposal 2, (c) the Funds’ receipt of an opinion to the effect that such Reorganizations will qualify as tax-free reorganizations under the Code, and (d) each Fund’s receipt of certain routine certificates.

Termination

Each Reorganization Agreement may be terminated by resolution of the Board of Directors of either Fund at any time prior to the Effective Date (as defined in the Reorganization Agreements), if circumstances should develop that, in the opinion of such Board of Directors, make proceeding with such Reorganization inadvisable.

Expenses of the Reorganization

The Funds will bear expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be paid by the Funds in proportion to their net assets.

Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain federal income tax consequences of the Reorganization.  The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold shares of common stock of a Target Fund as capital assets for federal income tax purposes (generally, assets held for investment).  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.  This summary of federal income tax consequences is for general information only.  The Funds’ shareholders should consult their own tax advisers regarding the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Reorganization that each respective Target Fund and HHY receive an opinion from Paul Hastings, dated as of the Closing Date, regarding the characterization of each Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code.  The opinion of Paul Hastings will be based on federal income tax law in effect on the Closing Date.  In rendering its opinion, Paul Hastings will also rely upon certain representations of the management of each Target Fund and HHY and assume, among other things, that each Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein.  An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the general federal income tax consequences of the Reorganization can be summarized as follows:

•                                          No gain or loss will be recognized by the Target Funds or HHY by reason of the Reorganizations.

•                                          No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of their Target Fund common shares solely for HHY common shares pursuant to the Reorganizations (except with respect to cash received in lieu of fractional shares).

•                                          The aggregate tax basis of HHY common shares received by a shareholder of a Target Fund pursuant to the Reorganizations will be the same as the aggregate tax basis of the shareholder’s Target Fund common shares surrendered in exchange therefore (reduced by any amount of tax basis allocable to fractional HHY common shares for which cash is received.

•                                          The holding period of HHY common shares received by a shareholder of a Target Fund pursuant to the Reorganizations will include the holding period of the shareholder’s Target Fund common shares surrendered in exchange therefor).

•                                          HHY’s tax basis in the Target Funds’ assets received by HHY pursuant to the Reorganizations will, in each instance, equal the tax basis of such assets in the hands of each Target Fund immediately prior to the Reorganizations, and HHY’s holding period for such assets will, in each instance, include the period during which the assets were held by such Target Fund.

HHY intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

To the extent that a Target Fund’s portfolio securities are sold in connection with a Reorganization, such Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund.  Since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than [  ]% of the assets of each Target Fund),  The taxable income generated by of any such sales (or deemed sales) would be determined by the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

Prior to the Closing Date, each Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income through Closing Date. Such distribution will be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. The Acquiring Fund’s own capital loss carryforwards (and certain unrealized built-in losses, if any) will also be subject to the tax loss limitation rules described below because the Acquiring Fund will also undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, the unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and to the Acquiring Fund, since it will undergo an ownership change as a result of the Reorganizations) are subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, the financial performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. Information with respect to the Funds’ capital loss carryforwards as of December 31, 2013, is set forth below:

Capital Loss Amount*

Expiration	HAV	HIH	HMH	HSA	HHY
March 31, 2014	$0	$0	$0	$197,496	n/a
March 31, 2015	$0	$0	$0	$193,592	n/a
March 31. 2016	$52,921,831	$41,268,836	$60,411,774	$59,889,208	n/a
March 31, 2017	$175,931,140	$130,227,458	$205,725,327	$152,878,554	n/a
June 30, 2017	n/a	n/a	n/a	n/a	$5,576,521
March 31, 2018	$170,773,742	$126,801,612	$182,874,205	$151,167,878	n/a
June 30, 2018	n/a	n/a	n/a	n/a	$3,217,671
No Expiration	$0	$0	$0	$0	$0
Total	$399,626,713	$298,297,906	$449,011,306	$364,326,728	$8,794,192

*                 The Funds anticipate that approximately $1.48 billion of capital loss carryforwards will be lost/forfeited as a result of the tax loss limitation rules described above. No assurances can be given, however, that this estimate will be correct and the actual amount of forfeited capital loss carryforwards could be higher or lower than such estimate, depending on the circumstances. The Funds believe that the potential loss of capital loss carryforwards as a result of the Reorganizations is not a material factor in evaluating the Reorganizations in light of several factors, including (1) the difficulty of projecting the likelihood of utilization of some or all of the capital loss carryforwards prior to their expiration, and (2) the potentially limited opportunity for capital gains in light of the Funds’ investment policy of investing primarily in debt securities and instruments.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds and shareholders of the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2:  ISSUANCE OF HHY COMMON SHARES

In connection with the proposed Reorganizations described under “Proposal 1:  The Reorganizations of the Target Funds into HHY,” HHY will issue additional shares of HHY common stock and list them for trading on the NYSE.  All other things being equal, the Reorganizations will result in no reduction of the net asset value of shares of HHY common stock, other than to reflect the costs of the Reorganizations.

No gain or loss for federal income tax purposes will be recognized by HHY or its shareholders pursuant to the Reorganizations.  The HHY Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations will benefit shareholders of HHY.  In particular, the HHY Board reviewed data presented by the Adviser showing that HHY will experience a reduced total expense ratio as a result of the proposed Reorganizations.  If the Reorganizations are approved, the Combined Fund will maintain HHY’s management fee rate of 0.65% of HHY’s average weekly net assets.

The HHY Board requests that shareholders of HHY approve the issuance of additional shares of HHY common stock in connection with the Reorganizations at the Special Meeting to be held on [           ], [           ], 2014, at [           ] a.m.  The affirmative vote of shareholders representing at least a majority of votes cast on the proposal, provided that there is a quorum, is required to approve the issuance of additional shares of common stock for the Reorganizations.  Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations and Issuance, it is expected that the Closing Date will be sometime during the [third] quarter 2014.  For additional information regarding voting requirements, see “Voting Information and Requirements.”

The HHY Board recommends that shareholders of HHY vote “FOR” the issuance of additional shares of HHY common stock in connection with the Reorganizations.

VOTING INFORMATION AND REQUIREMENTS

General

A list of the Funds’ shareholders of record as of the Record Date will be available at the shareholder meeting.

Record Date

The Funds have fixed the close of business on [           ], [           ], 2014, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.  Shareholders at the close of business on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

At the close of business on the Record Date, the Funds had outstanding the following amount of shares of common stock:

Title of Class	HHY	HAV	HIH	HMH	HSA
Common Stock	[ ]	[ ]	[ ]	[ ]	[ ]

Proxies

Shareholders may vote by appearing in person at the Special Meeting.  Shareholders may also authorize a proxy to vote their shares by returning the enclosed proxy card or via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below.  Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by [                    ], or by “touch-tone” telephone voting.  The authorizing of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting.  To use the Internet, please access the Internet address found on your proxy card.  To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card.  The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.  Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.  Any person authorizing a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person.  The authorizing of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Photographic identification and proof of ownership will be required for admission to the meeting.  For directions to the meeting, please contact the Funds at (800) 497-3746.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting.  Under the Bylaws of each Fund, the holders of a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.  The inspectors of election, who may be employees of the Adviser, will determine whether or not a quorum is present at the Special Meeting.  The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1 and 2 before the Special Meeting.  Proposals 1 and 2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

With respect to Proposal 1, abstentions and broker non-votes will have the same effect as votes against the proposal.  With respect to Proposal 2, abstentions and broker non-votes will not have any effect on the result of the vote.

Voting Requirements for Proposal 1:  The Reorganization of the Target Funds

Proposal	Required Approval

Shareholders of HAV:

Proposal 1(A): The shareholders of HAV are being asked to consider and vote upon an Agreement and Plan of Reorganization between HAV and HHY (the “HAV Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HAV of substantially all of its assets (excluding the Reserve) to HHY in exchange solely for newly issued shares of common stock of HHY, and HHY’s assumption of substantially all of the liabilities of HAV (excluding the Retained Liabilities); (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HAV [(with cash being distributed in lieu of fractional common shares)]; and (iii) the liquidation, dissolution and termination of HAV in accordance with applicable law.

The affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter.

Shareholders of HIH: Proposal 1(B): The shareholders of HIH are being asked to consider and vote upon an Agreement and Plan of Reorganization between HIH and HHY (the “HIH Reorganization Agreement”)	The affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter.

and the transactions contemplated thereby, including, among other things: (i) the transfer by HIH of substantially all of its assets (excluding the Reserve) to HHY in exchange solely for newly issued shares of common stock of HHY, and HHY’s assumption of substantially all of the liabilities of HIH (excluding the Retained Liabilities); (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HIH [(with cash being distributed in lieu of fractional common shares)]; and (iii) the liquidation, dissolution and termination of HIH in accordance with applicable law.

Shareholders of HMH:

Proposal 1(C): The shareholders of HMH are being asked to consider and vote upon an Agreement and Plan of Reorganization between HMH and HHY (the “HMH Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HMH of substantially all of its assets (excluding the Reserve) to HHY in exchange solely for newly issued shares of common stock of HHY, and HHY’s assumption of substantially all of the liabilities of HMH (excluding the Retained Liabilities); (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HMH [(with cash being distributed in lieu of fractional common shares)]; and (iii) the liquidation, dissolution and termination of HMH in accordance with applicable law.

The affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter.

Shareholders of HSA: Proposal 1(D): The shareholders of HSA are being asked to consider and vote upon an Agreement and Plan of Reorganization between HSA and HHY (the “HSA Reorganization	The affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter.

Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HSA of substantially all of its assets (excluding the Reserve) to HHY in exchange solely for newly issued shares of common stock of HHY, and HHY’s assumption of substantially all of the liabilities of HSA (excluding the Retained Liabilities); (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HSA [(with cash being distributed in lieu of fractional common shares)]; and (iii) the liquidation, dissolution and termination of HSA in accordance with applicable law.

Voting Requirements for Proposal 2:  Issuance of HHY Common Shares

Proposal	Required Approval
Proposal 2(A): The shareholders of HHY are being asked to consider and vote upon the issuance of additional shares of common stock of HHY in connection with the HAV Reorganization Agreement.	The affirmative vote of a majority of the votes cast on the proposal.

Proposal 2(B): The shareholders of HHY are being asked to consider and vote upon the issuance of additional shares of common stock of HHY in connection with the HIH Reorganization Agreement.	The affirmative vote of a majority of the votes cast on the proposal.

Proposal 2(C): The shareholders of HHY are being asked to consider and vote upon the issuance of additional shares of common stock of HHY in connection with the HMH Reorganization Agreement.	The affirmative vote of a majority of the votes cast on the proposal.

Proposal 2(D): The shareholders of HHY are being asked to consider and vote upon the issuance of additional shares of common stock of HHY in connection with the HSA Reorganization Agreement.	The affirmative vote of a majority of the votes cast on the proposal.

SHAREHOLDER INFORMATION

As of the Record Date, the Directors and Officers of the Funds beneficially owned individually and collectively as a group [less than 1%] of the outstanding shares of each Fund.

[As of the Record Date, no single shareholder or “group” (as that term is used in Section 13(d) of the 1934 Act) beneficially owned more than 5% of a Fund’s outstanding common stock, except as described in the following tables.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control.  A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval.  Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on reports filed with the SEC by such holders and a securities position listing reports from [         ] as of the Record Date.  The Funds do not have knowledge of the identity of the ultimate beneficiaries of the common shares listed below.]

Brookfield High Income Fund Inc. (HHY)

Shareholder and Address	Common Shares Beneficially Owned	% Outstanding Common Shares Beneficially Owned

Helios Advantage Income Fund, Inc. (HAV)

Shareholder and Address	Common Shares Beneficially Owned	% Outstanding Common Shares Beneficially Owned

Helios High Income Fund, Inc. (HIH)

Shareholder and Address	Common Shares Beneficially Owned	% Outstanding Common Shares Beneficially Owned

Helios Multi-Sector High Income Fund, Inc. (HMH)

Shareholder and Address	Common Shares Beneficially Owned	% Outstanding Common Shares Beneficially Owned

Helios Strategic Income Fund, Inc. (HSA)

Shareholder and Address	Common Shares Beneficially Owned	% Outstanding Common Shares Beneficially Owned

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each Fund’s officers and Directors and persons who own more than ten-percent of a registered class of each Fund’s equity securities to file reports of ownership and changes in ownership with the SEC and the NYSE.  Officers, directors and greater than ten-percent stockholders are required by regulations of the Securities and Exchange Commission to furnish the Funds with copies of all Section 16(a) forms they file.

Based solely on their review of the copies of such forms received by the Funds and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Funds believe that during the fiscal year ended March 31, 2013 (with respect to each Target Fund), and during the fiscal year ended June 30, 2013 (with respect to HHY), all filing requirements applicable to the Funds’ officers, Directors and greater than ten-percent beneficial owners were complied with.

SHAREHOLDER PROPOSALS

Each Fund’s current Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the respective Fund’s current Bylaws must be received by the Secretary of the Fund at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, not earlier than 150 days nor later than 120 days in advance of the date the Fund’s proxy statement was released to stockholders for the preceding year’s annual meeting. Under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in a Fund’s 2014 proxy statement pursuant to Rule 14a-8 of the 1934 Act, the Fund must receive it not less than 120 calendar days before the anniversary of the date its proxy statement was released to stockholders for the previous year’s annual meeting. All nominations and proposals must be in writing.  Once the Reorganizations are consummated, there will be no future meetings of the Target Funds’ shareholders.  If the Reorganizations are not consummated, nominees and proposals for each Target Fund must be provided in accordance with the procedures set forth in this paragraph and the respective Target Fund’s Bylaws.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about [    ], 2014.  Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.  In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication.  The Funds and the Adviser have retained [                                                                       ] (“[                           ]”), a proxy solicitation firm, to assist the solicitation and tabulation of proxies.  The cost of [    ]’s services in connection with the proxy is approximately $[             ] for HHY and $[   ], $[                           ], $[                           ] and $[      ] for HAV, HIH, HMH and HSA, respectively.  In addition, [                                         ] (“[                           ]”) will assist the Funds in the printing and distribution of proxy materials and the tabulation of proxies.  The cost of printing services in connection with the proxy is approximately $[                                       ] for HHY and $[   ], $[                           ], $[                                                ] and $[      ] for HAV, HIH, HMH and HSA, respectively.

LEGAL PROCEEDINGS

Opt-Out Actions

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by Brookfield Investment Management Inc., including RMK High Income Fund, Inc., RMK Strategic Income Fund, Inc., RMK Advantage Income Fund, Inc., and RMK Multi-Sector High Income Fund, Inc. (the “Closed-End Funds”).  On September 23, 2008, many of the cases pending in federal court in the Western District of Tennessee were consolidated into a single securities class action proceeding encaptioned In re Regions Morgan Keegan Closed-End Fund Litigation (the “Class Action”).  On January 4, 2013, the Court preliminarily approved a settlement of the Class Action and preliminarily certified as a class all persons who purchased or otherwise acquired the publicly traded shares of the Closed-End Funds during the period from their respective initial offering dates through July 14, 2009.  The settlement provided for the possibility that class members could elect to remove themselves from the class and pursue claims on an individual basis (“Opt-Out Actions”).  On August 5, 2013, the Court entered an order approving the proposed settlement of the Class Action and award of attorney’s fees and expenses.  The settlement provided for a release of securities claims alleged against the Closed-End Funds and other defendants, in exchange for a payment of $62 million by the non-Fund defendants to the class plaintiffs.  The settlement did not require any payment made by the Closed-End Funds in connection with the settlement of the Class Action.  Among the exclusion for released claims in a parallel derivative settlement approved by the Court, encaptioned In re Helios Closed-End Funds Derivative Litigation, were any available claims by the Closed-End Funds for indemnification and/or contribution or any similar claims against any released defendant parties related to any Opt-Out Actions related to the Class Action.

Approximately three individual actions filed prior to approval of the Class Action settlement remain pending:  Stewart Goddard Family Living Trust U/A and Goddard Foundation v. Morgan Keegan and Co., Inc., et al. (the “Goddard Action”), Duncan v. Morgan Keegan & Co., Inc., et al. (the “Duncan Action”), and Davies v. Morgan Asset Mgmt., Inc., et al. (the “Davies Action”).  The Goddard Action names RMK Advantage Income Fund, Inc. and RMK Strategic Income Fund, Inc. as defendants.  The Duncan Action names RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Strategic Income Fund, Inc., and RMK Multi-Sector High Income Fund, Inc. as defendants.  The Davies Action names RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., and RMK Strategic Income Fund, Inc. as defendants.  The Duncan Action has been dismissed with prejudice with respect to all defendants except for the claims of plaintiff Francis H. Kohn.  The Davies Action seeks approximately $280,000 in damages, exclusive of interest, costs and attorneys’ fees.  The complaints in the Goddard Action and Duncan Action do not quantify the amount of damages sought.  Two other actions, Burke v. Citigroup Global Markets, Inc., and Francis et al. v. Morgan Keegan & Co Inc., et al., have been dismissed with prejudice.

Subsequent to the Class Action settlement, five purported Opt-Out Actions to date have been filed against the Closed-End Funds in the Western District of Tennessee: Warwick et al. v. RMK High Income Fund, Inc., et al. (the “Warwick Action”), Small v. RMK High Income Fund, Inc., et al. (the “Small Action”), Adkins et al. v. Regions Morgan Keegan Select High Income Fund, Inc., et al. (the “Adkins Action”), Starnes et al. v. Regions Morgan Keegan Select High Income Fund, Inc., et al. (the “Starnes Action”), and Stein et al. v. Regions Morgan Keegan

Select High Income Fund, Inc., et al. (the “Stein Action”).  The five Opt-Out Actions generally allege that defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in fund registration statements and other documents. The Warwick Action, which is brought on behalf of two plaintiffs, claims damages in excess of $2.7 million.  The Small Action, which is brought on behalf of one plaintiff, claims damages in excess of $1.6 million.  The Adkins Action, Starnes Action and Stein Action are brought on behalf of approximately one-hundred, five and three investors respectively, and seek among other forms of relief compensatory damages not quantified against all defendants, jointly and severally, in an amount to be proven at trial.  Defendants, including the Closed-End Funds, have moved to dismiss all five Opt-Out Actions on various grounds including with respect to certain plaintiffs in the Starnes Action and Adkins Action on the ground that a number of plaintiffs did not properly opt-out of the Class Action.  All potential liabilities and/or recoveries associated with the Opt-Out Actions are to be assumed by HHY, including any potential claims by the Closed-End Funds for indemnification and/or contribution or any similar claims against any released defendant parties related to any Opt-Out Actions related to the Class Action.

Lehman Bankruptcy Claim

Helios Advantage Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios High Income Fund, Inc., and Helios Strategic Income Fund, Inc., (the “Target Funds”) are named among 85 noteholder defendants in an adversary proceeding in the United States Bankruptcy Court, Southern District of New York, captioned Lehman Brothers Special Financing Inc. v. Bank of America National Association et al., Adv. Pro No. 10-03547 (JMP) (the “Claim”).  The Second Amended Complaint (the “Complaint”), which also names eight Trustee defendants and 81 Issuer defendants, alleges that Lehman Brothers Special Financing, Inc. (“LBSF”) is a party to numerous credit default swap agreements pursuant to which it purchased credit protection in connection with 47 collaterized debt obligation (“CDO”) transactions.  The Target Funds were allegedly noteholders who invested in one of the CDO transactions.  The transaction documents purportedly provide that, upon any early termination of the swap agreements, LBSF is entitled to receive termination payments prior to the disbursement of interest and principal payments to the noteholders.  According to the Complaint, the transaction documents also contain provisions that modify LBSF’s senior payment priority, making such right junior to the payment rights of the noteholders, in instances where LBSF is a defaulting party.  LBSF alleges that when LBSF and Lehman Brothers Holdings, Inc. (“LBHI”) filed for bankruptcy in 2008, LBSF’s senior payment priority was modified such that the noteholders, including the Target Funds, received payment ahead of LBSF.  LBSF claims that this modification of its senior payment priority was an unlawful enforcement of ipso facto provisions under the Bankruptcy Code.  Among other forms of relief, the Complaint seeks a declaratory judgment that the modification of LBSF’s senior payment priority violated the Bankruptcy Code, recovery and preservation of LBSF’s senior payment priority for the benefit of its estate, and damages against the noteholders in an amount to be determined at trial.  The disputed payments for each of the Target Funds as of April 18, 2013, are as follows, exclusive of any interest (including pre-judgment interest) and expenses:

Helios Multi-Sector High Income Fund, Inc. - $2,009,959.09

Helios Advantage Income Fund, Inc. - $2,009,959.09

Helios High Income Fund, Inc. - $1,004,979.54

Helios Strategic Income Fund, Inc. - $1,004,979.54

Each Target Fund may retain a Reserve to cover the Claim plus interest and reasonable expenses.  If the Target Funds retain a Reserve, such Reserve will be retained pending resolution of the Claim. In the event the Claim is resolved for an amount less than any such Reserve, the balance after payment of expenses, will be distributed pro rata to shareholders of that Target Fund as of the Closing Date.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares of HHY common stock will be passed upon by Paul Hastings and Venable LLP, who serves as Maryland counsel to the Funds, respectively.  Sullivan & Worcester LLP serves as counsel to the Independent Directors.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of the Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Under Maryland law and each Fund’s Bylaws, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Special Meeting.  If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

In the event that a quorum shall not be present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve either Proposal 1 or Proposal 2 are not received, the Chairman of the Special Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the Chairman, the shareholders of the applicable Fund, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Special Meeting.

Shareholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.  The communication should indicate that you are a Fund shareholder.  If the communication is intended for a specific director and so indicates, it will be sent only to that director.  If a communication does not indicate a specific director, it will be sent to the Chairman of the Nominating and Compensation Committee and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

[Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer, Brookfield Place, 250 Vesey Street,

New York, New York 10281-1023.  Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board.  Such letters may be submitted on an anonymous basis.]

PRIVACY PRINCIPLES OF THE FUNDS

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders.  Our relationships are based on integrity and trust and we maintain high standards to safeguard your nonpublic personal information (“Personal Information”) at all times.  This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

What Information Do We Collect?

We collect the following Personal Information about you:

•                                          Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•                                          Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•                                          Information we may receive from our due diligence, such as your creditworthiness and your credit history.

What Is Our Privacy Policy?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs.  We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so.  For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:

•                                          Unaffiliated service providers (e.g.  transfer agents, securities broker-dealers, administrators, Advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

•                                          Government agencies, other regulatory bodies and law enforcement officials (e.g.  for reporting suspicious transactions);

•                                          Other organizations, with your consent or as directed by you; and

•                                          Other organizations, as permitted or required by law (e.g.  for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy.  We require third parties to comply with our standards for security and confidentiality.

How Do We Protect Client Information?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you.  It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information.  We regularly train our employees on privacy and information security and on their obligations to protect client information.

Contact Information

For questions concerning our Privacy Policy, please contact our client services representative at 1-800-497-3746.

OTHER INFORMATION

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly.  No postage is necessary if the enclosed proxy card is mailed in the United States.

/s/ Kim G. Redding
Kim G. Redding
President

Helios Advantage Income Fund, Inc.
Helios High Income Fund, Inc.
Helios Multi-Sector High Income Fund, Inc.
Helios Strategic Income Fund, Inc.
Brookfield High Income Fund Inc.

[ ], 2014

The information contained in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.  This Statement of Additional Information is not a prospectus.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.

BROOKFIELD HIGH INCOME FUND INC.

Subject to completion, dated April 8, 2014

This Statement of Additional Information is available to the shareholders of (i) Helios Advantage Income Fund, Inc. (“HAV”), (ii) Helios High Income Fund, Inc. (“HIH”), (iii) Helios Multi-Sector High Income Fund, Inc. (“HMH”), (iv) Helios Strategic Income Fund, Inc. (“HSA”) (each, a “ Target Fund” and collectively, the “Target Funds”) and (v) Brookfield High Income Fund Inc. (“HHY” or the “Acquiring Fund,” and together with the Target Funds, the “Funds”) in connection with the proposed reorganizations (each a “Reorganization” and collectively, the “Reorganizations”) whereby each Target Fund will transfer substantially all of its assets (excluding the Reserve, as defined in the Joint Proxy Statement/Prospectus under Terms of the Reorganization Agreements) to HHY in exchange for shares of common stock of HHY and the assumption by HHY of substantially all of the liabilities of that Target Fund (excluding the Retained Liabilities, as defined in the Joint Proxy Statement/Prospectus under Terms of the Reorganization Agreements).  Thereafter, each Target Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and liquidate and dissolve pursuant to Maryland law.  In each Reorganization, the holders of outstanding shares of common stock of each Target Fund will receive newly-issued shares of common stock of HHY, par value $0.001 per share, in a liquidating distribution.  The aggregate net asset value of shares of HHY common stock received by the common shareholders of each Target Fund in a Reorganization will equal the aggregate net asset value of applicable common shares held by such shareholders immediately prior to that Reorganization (which may reflect a reduction of the net asset value resulting from the creation of a Reserve by each Target Fund to satisfy the Retained Liabilities for each Target Fund not being assumed by HHY (as described in the Joint Proxy Statement/Prospectus under “Terms of the Reorganization Agreements”)), less the costs of that Reorganization.  A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and HHY is attached hereto as Appendix A.  Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [                                 ], 2014, relating to the proposed Reorganizations.  A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Fund at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023, or by calling (800) 497-3746.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Other Investment Policies

Below is a comparison of other investment policies used by each of the Funds.  Upon the closing of the Reorganizations, the investment policies of HHY will be used.

	HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
Securities of Other Investment Companies

The Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act, and subject to such investments being consistent with the overall objective and policies of the Fund.

		Same as HHY.	Same as HHY.	Same as HHY.	Same as HHY.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Funds’ risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Funds’ investment objective, policies and techniques.

Options (All Funds)

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if a Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if a Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A call option is “uncovered” if the underlying security covered by the call is not held by a Fund. A put option is “covered” if a Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once a Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if a Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when a Fund so desires.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of Brookfield Investment Management Inc. (the “Adviser”) to correctly predict the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, in which case a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, or otherwise covers the position.

To the extent that a Fund purchases options pursuant to a hedging strategy, a Fund will be subject to the following additional risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, a Fund may be unable to exercise an option it has purchased. If a Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit, or the option may expire worthless.

Options on Securities Indices (All Funds)

Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

A Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of a Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by a Fund.

Options on Foreign Currencies (All Funds)

Instead of purchasing or selling currency futures (as described below), a Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.  A Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities described above and in the Prospectus. Currency options may be subject to position limits that may limit the ability of a Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, a Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security that a Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures (All Funds)

A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.

A Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets. It is anticipated that these investments, if any, will be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of a Fund. In this regard, a Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of a Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of a Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event a Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”), an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian (the “Custodian”) to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, a Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

Interest Rate Futures Contracts and Options Thereon (All Funds)

A Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, a Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value (“NAV”) of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, a Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates), which a Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, a Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, a Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent a Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. A Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon (All Funds)

Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, a Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, a Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever a Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, a Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy non-U.S. denominated securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, a Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow a Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If a Fund, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, a Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by a Fund. If exchange rates move in a way a Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon (All Funds)

Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that a Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts may be closed out. A Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward Currency Exchange Contracts (HIH, HSA and HHY only)

A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, a Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

The dealings of a Fund in forward foreign currency exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions and dividends. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, a Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, a Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount a Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. A Fund will only enter into forward currency contracts with parties that the Investment Adviser believes to be creditworthy institutions.

Special Risk Considerations Relating to Futures and Options Thereon (All Funds)

A Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although a Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which a Fund maintains a position, it may not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which a Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Adviser’s expectations are not met, a Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, a Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts (All Funds)

Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, securities of foreign issuers (“Foreign Securities”). The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume.

Exchanges on which options, futures, options on futures and forward contracts are traded may impose limits on the positions that a Fund may take in certain circumstances.

Exclusion from Definition of Commodity Pool Operator (All Funds)

Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Fund. Each Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In order to claim the Rule 4.5 exemption, a Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).

Risks of Currency Transactions (All Funds)

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Swap Agreements and Options on Swap Agreements (All Funds)

Swap agreements are two party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

HHY, but not the Target Funds, may also invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a party may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a party may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a party may be required to pay a higher fee at each swap reset date.

HHY, but not the Target Funds, also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying swap agreement.

Some types of swap agreements entered into by a Fund calculate the obligations of the parties to the agreements on a “net basis.” Consequently, a Fund’s current obligations (or rights) under such swap agreements will generally be equal only to the net amount to be paid or received under the agreements based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

A swap agreement may be considered a form of leverage, and could magnify a Fund’s gains or losses. Whether a Fund’s use of swap agreements or swap options will be successful will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on a Fund by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

The U.S. Government recently enacted legislation that provides for new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is also unclear how the regulatory changes will affect counterparty risk.

Credit Default Swaps (All Funds)

Credit default swap agreements that a Fund may use may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Securities of Investment Companies (All Funds)

To the extent a Fund invests in securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory fees.

Exchange-Traded Funds.  ETFs are generally structured as open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of management fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs that focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund invests will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at their current market price, which may be more or less than their net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV per share, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from an ETF only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will be unable to purchase and redeem its ETF shares directly from the ETF.

An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act. Many ETFs, however, have obtained exemptive relief from the Commission to permit unaffiliated funds, such as the Fund, to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

Warrants and Rights (All Funds)

Each Fund may invest in warrants, rights and stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of common shares on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common shares at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Reverse Repurchase Agreements (All Funds)

Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, which the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund.

Loans of Portfolio Securities (All Funds)

The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

The Commission currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities if the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification.

A Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund’s total assets. A Fund’s ability to lend portfolio securities may be limited by rating agency guidelines.

A loan generally may be terminated by the borrower on one business day notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Adviser and the Board of Directors will each oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to a Fund. Any gain or loss in the market price during the loan period would inure to a Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of a Fund is unsettled. As a result, in rare circumstances, there may be a restriction on a Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. A Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities.

Temporary Defensive Investments (All Funds)

Subject to a Fund’s investment restrictions, when a temporary defensive period is believed by the Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of U.S. government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high grade commercial paper instruments. During temporary defensive periods, a Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, a Fund may be less likely to achieve its investment objective.

U.S. Government Securities (All Funds)

U.S. government securities in which a Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S.

government agencies like the FDIC. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Inverse Floating Rate Securities (All Funds).  A Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Debt Obligations of Non-U.S. Governments (All Funds).  A Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds (All Funds).  A Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations. A Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Bank Obligations (All Funds).  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper (All Funds).  Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Fund establishes its own standards of creditworthiness for issuers of such instruments.

Certificates of Deposit (All Funds).  Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

A Fund may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per issuer.

Variable and Floating Rate Demand and Master Demand Notes (All Funds).  A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund’s investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days’ notice, in combination with the Fund’s other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund’s net assets.

A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

Limited Partnerships (All Funds).  A Fund may obtain interests in limited partnerships. A limited partnership interest entitles a Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

Master Limited Partnerships (All Funds).  A Fund may invest in equity securities of master limited partnerships (“MLPs”) and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then convert to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units.

Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that a Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Zero Coupon and Payment In-Kind Securities (All Funds).  A Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in -kind (“PIK securities”). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s dividend and distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

INVESTMENT RESTRICTIONS

The Funds have similar (but not identical) investment limitations. A comparison of the Funds’ investment limitations (all of which are “fundamental”) is set forth in the table below. Fundamental investment limitations may not be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (2) more than 50% of the outstanding common shares).  The investment restrictions of the Combined Fund will be those of the Acquiring Fund.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
Diversification	Diversification	Diversification	Diversification	Diversification

The Fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

	Same as HHY.	Same as HHY.	Same as HHY.	Same as HHY.
Concentration	Concentration	Concentration	Concentration	Concentration
The Fund may not purchase any security if as a result 25% or more of the its total assets of the Fund would be	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the	Same as HAV.	Same as HAV.	Same as HAV.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA

invested in the securities of issuers having their principal business activities in the same industry, provided that this restriction does not apply to U.S. Government Securities (as defined in the Fund’s Prospectus).

U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Commodities and Real Estate	Commodities and Real Estate	Commodities and Real Estate	Commodities and Real Estate	Commodities and Real Estate

The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, futures contracts and options thereon and may engage in interest rate and foreign currency transactions.

The Fund may not purchase, hold, deal in or sell real estate, or oil, gas or other mineral leases or exploration or development programs, except (i) as the foregoing may be acquired through foreclosure, provided that these are liquidated in a commercially reasonable period thereafter, and (ii) that the Fund may purchase and sell securities that are issued by companies that invest in, or that are

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

		Same as HAV.	Same as HAV.	Same as HAV.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
secured by, oil, gas or other minerals, real estate, or interests therein.
Senior Securities and Borrowings	Senior Securities and Borrowings	Senior Securities and Borrowings	Senior Securities and Borrowings	Senior Securities and Borrowings
The Fund may not issue senior securities or borrow money except as permitted by the 1940 Act.

The Fund may not issue senior securities, except as permitted by the 1940 Act.

The Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for emergency or temporary purposes.

		Same as HAV.	Same as HAV.	Same as HAV.
Lending	Lending	Lending	Lending	Lending

The Fund may not make loans of its assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments or other investments of the type contemplated by the Fund’s investment objectives and policies.

The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except this limitation does not apply to purchases of debt securities or to repurchase agreements.

		Same as HAV.	Same as HAV.	Same as HAV.
Underwriting	Underwriting	Underwriting	Underwriting	Underwriting
The Fund may not underwrite securities of other issuers, except to the extent the Fund may be	The Fund may not underwrite securities issued by others, except to the extent that the Fund may be	Same as HAV.	Same as HAV.	Same as HAV.

HHY (Acquiring Fund)	HAV	HIH	HMH	HSA
deemed an underwriter under the Securities Act in connection with the purchase or sale of portfolio securities.	considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

For all of the Funds, the following interpretation applies to, but is not a part of, the fundamental limitation with respect to diversification:  Asset- and mortgage-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and asset- and mortgage-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made.  A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.  Both transactions involving indebtedness and preferred shares issued by a Fund would be considered senior securities under the 1940 Act.  A Fund may only enter into transactions involving indebtedness if the asset coverage (as defined in the 1940 Act) would be at least 300% of the indebtedness.  A Fund may only issue preferred shares if the asset coverage (as defined in the 1940 Act) would be at least 200% after such issuance.

To the extent a Fund covers its commitment under a derivative instrument by the segregation of assets determined by the Adviser to be liquid and/or by holding instruments representing offsetting commitments, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by a Fund or the Fund’s issuance of preferred shares.

Each Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

DIRECTORS AND OFFICERS

The Directors

The Board of each Fund currently consists of six individuals, four of whom are not “interested persons” of the Funds as defined in the 1940 Act (the “Independent Directors”).

The Role of the Board

Each Fund’s Board provides oversight of the management of the business and affairs of the respective Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management of the business and affairs of a Fund is performed by various service providers to the Fund, such as the Fund’s investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board has appointed senior employees of the Adviser as officers of the Funds, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding each Fund’s operations. For example, the Treasurer of the Funds provides reports as to financial reporting matters, and investment personnel of the Adviser report on the Funds’ investment activities and performance. The Board has appointed a Chief Compliance Officer who administers the Funds’ compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Funds’ investments, operations or activities.

Board Leadership Structure

Each Fund’s Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, 66.67% of the members of each Board, including the Chairman of the Board, are not “interested persons,” as defined in the 1940 Act, of a Fund (the “Independent Directors”), which are Directors that are not affiliated with the Adviser or its affiliates. Each Board has established four standing committees, an Audit Committee, a Nominating and Compensation Committee, an Executive Committee and a Qualified Legal Compliance Committee (collectively, the “Committees”), which are discussed in greater detail below. Each of the Independent Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Independent Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Funds. Each Fund’s Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function. For example, although the 1940 Act requires that at least 40% of a fund’s Directors not be “interested persons,” as defined in the 1940 Act, the Board has determined that the Independent Directors should constitute at least a majority of the Board. The Board reviews its structure annually. The Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund shareholders.

Board Oversight of Risk Management

As part of its oversight function, each Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full

Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. Furthermore, the full Board meets with the Funds’ Chief Compliance Officer at least quarterly to discuss compliance risks relating to the Fund, the Adviser and the Funds’ other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer and with the Funds’ independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Funds’ financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets at least quarterly with the Funds’ Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

Each Fund’s Board believes that each Director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to serve as a Director of the Funds in light of the Funds’ business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each Director has served on boards for organizations other than the Funds, as well as having served on the Board of the Funds. They therefore have substantial board experience and, in their service to the Funds, have gained substantial insight as to the operations of the Funds and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structure are reviewed.

In addition to the information provided above, certain additional information regarding the Directors and their Director Attributes is provided below. Although the information is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Director possesses to demonstrate that the Directors have the appropriate Director Attributes to serve effectively as Directors of the Funds. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests.

•  Rodman L. Drake — In addition to his tenure as a Director of the Funds, Mr. Drake has extensive  business experience with particular expertise in financial services, financial reporting, strategic  planning and risk management disciplines, including serving on the board of directors for various  public and private companies, which include other investment management companies. Mr. Drake serves as the Chairman of the Board, and is a member of the Audit, Nominating and Compensation, and Executive Committees.

•  Stuart A. McFarland — In addition to his tenure as a Director of the Funds, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as Executive Vice

President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors and audit committees for various other investment management companies, publicly traded company and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit and Nominating and Compensation Committees.

•  Louis P. Salvatore — In addition to his tenure as a Director of the Funds, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other investment management companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds an Advanced Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committees and is a member of the Nominating and Compensation Committees.

•  Heather Goldman — Ms. Goldman has extensive business experience in the financial services industry with particular expertise in the areas of private equity, investment management and commercial banking. As a former senior executive of the Adviser, Ms. Goldman has extensive knowledge of the Adviser, its operations and personnel.

•  Edward A. Kuczmarski — Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also currently serves on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Nominating and Compensation Committee and is a member of the Audit Committee.

•  Kim G. Redding — Mr. Redding is the Chief Investment Strategist of Brookfield Asset Management Inc., the parent company of the Adviser. Additionally, Mr. Redding served as Chief Executive Officer and remains Co-Chief Investment Officer of the Adviser and is currently President of several other investment companies advised by the Adviser. As the Co-Chief Investment Officer, Mr. Redding has extensive knowledge of the Adviser, its operations, personnel and financial resources. His position of responsibility at the Adviser, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Funds.

Board Meetings

Each Target Fund’s Board held [four] regular meetings during the fiscal year ended March 31, 2013, and the Acquiring Fund’s(1) Board held [four] regular meetings during the fiscal year ended June 30, 2013.  During the fiscal year ended March 31, 2013, for the Target Funds and for the fiscal year ended June 30, 2013, for the Acquiring Fund, each Director attended at least 75% of the aggregate of the meetings of each Fund’s Board of Directors.  Each Fund’s

(1)  For purposes of the Acquiring Fund, Board information prior to March 1, 2014 is attributable to the Acquiring Fund’s predecessor.

Fund Governance Policies and Procedures provide that the Chairman of the Board of Directors, who is elected by the Independent Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Executive Committee

Each Fund has an Executive Committee.  The Executive Committee presently consists of Mr.  Drake.  The function of the Executive Committee is to take any action permitted by Maryland law when the full Board of Directors cannot meet.  The Executive Committees of the Target Funds and the Acquiring Fund did not need to meet during the fiscal year ended March 31, 2013, and June 30, 2013, respectively.

Audit Committee

Each Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which currently consists of Messrs.  Drake, Kuczmarski, McFarland, and Salvatore, all of whom are Independent Directors.  The principal functions of the Audit Committee are to review the Fund’s audited financial statements, to select the Fund’s independent auditor, to review with the Fund’s auditor the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith.  During the last fiscal year of the Funds, each Audit Committee met [two] times and all of the members of each Audit Committee attended all of the Audit Committee meetings.  Mr.  Salvatore serves as a Chairman of each Audit Committee.  Each Board has determined that each member of the Audit Committee is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K promulgated by the SEC.

Each Fund’s Board of Directors has adopted a written charter for its Audit Committee, which is available on each Fund’s website at www.brookfieldim.com.  A copy of each Fund’s Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Helios Funds, Brookfield Place, 250 Vesey Street, [  ]th Floor, New York, New York 10281-1023.

Nominating and Compensation Committee

Each Fund has a Nominating and Compensation Committee, which currently consists of Messrs.  Drake, Kuczmarski, McFarland, and Salvatore, all of whom are Independent Directors and independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards.  The Nominating and Compensation Committee of each Fund met [once] during the last fiscal year and the meeting was attended by all of the members of the Nominating and Compensation Committee.  The function of each Fund’s Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Directors.  Each Fund’s Nominating and Compensation Committee evaluates each candidate’s qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of a Fund’s shares.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committees review all recommendations in the same manner, including those received by stockholders.  The Nominating and Compensation Committees first determine if the prospective nominee meets the minimum qualifications set forth above.  Those proposed nominees meeting the minimum qualifications as set forth above are then considered by the Nominating and Compensation Committees with respect to any other qualifications deemed to be important.  Those nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committees as suitable are included on each Fund’s proxy cards.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the respective Fund and sent to Brookfield Place, 250 Vesey Street, [  ]th Floor, New York, New York 10281-1023.  Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Director, if applicable.  Each Fund’s Nominating and Compensation Committee also determines the compensation paid to the Independent Directors.  Each Fund’s Board of Directors has adopted a written charter for its Nominating and Compensation Committee, which is available on each Fund’s website at www.brookfieldim.com.  A copy of each Fund’s Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Helios Funds, Brookfield Place, 250 Vesey Street, [  ]th Floor, New York, New York 10281-1023.

Qualified Legal Compliance Committee

Each Fund has a standing Qualified Legal Compliance Committee (“QLCC”).  The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”).  An issuer attorney who becomes aware of evidence of a material violation by the Funds, or by any officer, Director, employee, or agent of the Funds, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).  The QLCC meets as needed.  During the last fiscal year, each Fund’s QLCC did not meet.  The QLCC currently consists of Messrs. Drake, Kuczmarski, McFarland, and Salvatore.

Biographical Information

The following tables provide information concerning the directors and officers of the Funds.

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Class I Independent Director — Term Expires at the 2015 Annual Meeting of Stockholders

Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age: 66	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008 Elected for Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (July 2011-Present); Lead Independent Director of Brandywine Funds (2003-Present); Director of Newcastle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	6

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Class I Independent Director — Term Expires at the 2015 Annual Meeting of Stockholders

Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age: 63	Director, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected since 2013 Initially Elected for Two Year Term	Director/Trustee of several investment companies advised by the Adviser (2011-present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) (1980-2013); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present).	5

Class II Independent Director — Term Expires at the 2016 Annual Meeting of Stockholders

Rodman L. Drake c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age: 70	Director and Chairman of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee, Member of Executive Committee Elected since 2008 Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Adviser (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005- 2010); Chairman of Board (2005-2010), Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-	11

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).

Class II Interested Director — Term Expires at the 2016 Annual Meeting of Stockholders

Heather Goldman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age: 46	Director Elected since 2013 Elected for Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011- 2013); Managing Partner, Brookfield Financial (2009-2011); Head of Investor Relations of Starwood	11

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
		Capital Group Global (2007-2009).

Class III Independent Director — Term Expires at the 2014 Annual Meeting of Stockholders

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age: 66	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008 Elected for Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SPFiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	11

Class III Interested Director — Term Expires at the 2014 Annual Meeting of Stockholders

Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age: 58	President and Director Elected since 2013 Initially Elected for One Year Term Elected President annually since February 2010	President of several investment companies advised by the Adviser (2010-Present); Chief Investment Strategist, Brookfield Asset Management Inc. (July 2013-Present), Chief Executive Officer and Co-Chief Investment Officer (November 2012-July 2013); Chief	5

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Executive Officer and Chief Investment Officer of the Adviser (2010-2012); Co-Chief Executive Officer and Chief Investment Officer of the Adviser (2009-2010); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011-Present); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Director, Brookfield Investment Funds (QIF) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

* Designates individuals who are “interested persons” of the Funds, as defined by the 1940 Act, because of affiliations with the Adviser.

Officers of the Funds

The officers of each Fund are elected by the Fund’s Board either at its annual meeting, or at any subsequent regular or special meeting of the Board. The Board of each Fund has elected seven officers, to hold office at the discretion of the Board until their successors are chosen and qualified or until his or her resignation or removal. Except where dates of service are noted, all officers listed below served the Funds as such throughout the fiscal year ended March 31, 2013 for the Target Funds and the fiscal year ended June 30, 2013 for the Acquiring Fund. The following table sets forth information concerning each officer of the Funds as of the date of this Statement of Additional Information:

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age: 58	President	Elected Annually Since February 2010	See above under “Class III Interested Director— Term Expires at the 2014 Annual Meeting of Stockholders”

Dana Erikson* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age: 48	Vice President	Elected Annually Since September 2009	Vice President of other investment company advised by the Adviser (2009-Present); Senior Portfolio Manager/Managing Director of the Adviser (2006-Present).

Richard Cryan* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age: 57	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Adviser (May 2011-present); Senior Portfolio Manager of the Adviser (2006-Present); Managing Director of the Adviser (2006-Present).

Mark Shipley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age: 41	Vice President	Elected Annually Since May 2011

Vice President of several investment companies advised by the Adviser (May 2011-Present); Portfolio Manager of the Adviser (2011-Present); Managing Director of the Adviser (2011-Present); Director of the Adviser (2006-2010); Analyst of the Adviser (2006-2010).

Angela Ghantous* c/o Brookfield Place, 250	Treasurer	Elected Annually	[ ]

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vesey Street, New York, New York 10281-1023 Age: 38		Since January 2014

Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age: 44	Secretary	Elected Annually Since November 2008

Managing Director and Chief Financial Officer of the Adviser (2010-Present); Director of the Adviser (2006-2010); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); General Counsel and Secretary of the Adviser (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary or Vice President of several investment companies advised by the Adviser (2006-Present).

Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age: 37	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009- Present); Vice President, Oppenheimer Funds,

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Inc. (2004-2009).

* Designates individuals who are “interested persons” of the Funds, as defined by the 1940 Act, because of affiliations with the Adviser.

Indemnification of Directors and Officers

Each Fund’s charter limits the personal liability of Directors and Officers to the Fund and its shareholders to the fullest extent permitted by Maryland law and the 1940 Act.  Based upon Maryland law and the charter, each Fund’s Directors and Officers have no liability to the Fund and its shareholders for money damages except for (a) actual receipt of an improper benefit in money, property or services, or (b) active or deliberate dishonesty that is established by a final judgment and is material to the cause of action.  In accordance with the 1940 Act, the charter does not protect or purport to protect Directors and Officers against any liability to the Fund or its shareholders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person’s office.

In addition, each Fund’s charter and Bylaws provide that the Fund will indemnify (a) its present and former Directors and Officers, whether serving the Fund or at its request any other entity, to the full extent required or permitted by Maryland law, including the advance of expenses and (b) other employees and agents to such extent as shall be authorized by the Board or the Bylaws and be permitted by law, subject to the applicable requirements of the 1940 Act.  Maryland law requires a Maryland corporation (unless its charter provides otherwise, which each Fund’s charter does not) to indemnify a Director or Officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity.  Under Maryland law, the Fund is entitled to indemnify each present or former Director or Officer, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which he or she may be made or are threatened to be made a party by reason of his or her services in those in other capacities, unless it is proved that (1) the act or omission of the Director or Officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or Officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the Director or Officer has reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify a Director or Officer for an adverse judgment in a suit by or in the right of the corporation or if the Director or Officer was adjudged liable on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.  In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a Director or Officer upon the corporation’s receipt of: (a) a written affirmation by the Director or Officer of his or her good faith belief the he or she has met the standard of conduct necessary for indemnification and (b) a written unsecured undertaking by the Director or Officer or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that he or she did not meet the standard of conduct.  In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act (“disabling conduct”) and (ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, “reasonable and fair means” would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable by reason of disabling conduct (including a dismissal of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

The indemnification rights provided or authorized by the charter, the Bylaws or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled.  Each Fund has also obtained liability insurance at its expense for the benefit of its Directors and Officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the charter, the Bylaws and applicable law.

Share Ownership

[As of December 31, 2013, the Directors and Officers of the Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each Fund.]

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Funds and of all funds overseen by each Director in the Adviser’s family of investment companies (the “Fund Complex”) as of December 31, 2013.  The Fund Complex is comprised of the Funds, Brookfield Total Return Fund Inc., Brookfield Global Listed Infrastructure Income Fund, Inc., Brookfield Mortgage Opportunity Income Fund Inc. and Brookfield Investment Funds and its four series: Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield Global High Yield Fund and Brookfield U.S. Listed Real Estate Fund.  The cost of each Director’s investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of December 31, 2013.  The information as to beneficial ownership is based on statements furnished to the Funds by each Director.

Name of Director	Aggregate Dollar Range of Equity Securities in HHY	Aggregate Dollar Range of Equity Securities in HAV	Aggregate Dollar Range of Equity Securities in HIH	Aggregate Dollar Range of Equity Securities in HMH	Aggregate Dollar Range of Equity Securities in HSA	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies

Rodman L. Drake	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Heather Goldman	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Edward A. Kuczmarski	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Stuart A. McFarland	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Kim G. Redding	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Louis P. Salvatore	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

[As of December 31, 2013, none of the Independent Directors of the Funds (or their respective immediate family members) beneficially owned securities of the Adviser, or an entity controlling, controlled by or under common control with the Adviser (not including registered investment companies).]

Compensation of Directors

No remuneration was paid by any of the Funds to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Directors or officers of such Fund.  Each Director of the Funds, other than those who are officers or employees of the Adviser or any affiliate thereof, is entitled to receive from each Fund a fee of $10,000 per year plus $1,000 for the Chairman of the Board and $2,000 for the Chairman of the Audit Committee.  The following table sets forth information concerning the compensation received by Directors for the last fiscal year for the Funds.

	Directors’ Aggregate Compensation from HAV	Directors’ Aggregate Compensation from HIH	Directors’ Aggregate Compensation from HMH	Directors’ Aggregate Compensation from HSA	Directors’ Aggregate Compensation from the Acquiring Fund	Total Directors’ Compensation from the Funds and the Fund Complex

Rodman L. Drake	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Edward A. Kuczmarski	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Stuart A. McFarland	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Louis P. Salvatore	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

[Brookfield Investment Management Inc. (the “Adviser”) serves as each Fund’s investment adviser.  The Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc., a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $[        ] billion of assets under management as of December 31, 2013.  In addition to the Funds, the Adviser’s clients include individual accounts, trusts, pension plans, foundations, insurance companies, corporations, and other business entities’ separate accounts, qualifying investor funds with variable capital, investment companies with variable capital authorized as an undertaking for collective investment in transferable securities, investment companies registered with the SEC under the 1940 Act, and investment companies exempted from the definition of investment company by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, as amended. The Adviser specializes in equities and fixed income and its investment philosophy incorporates a value-based approach towards investment.  As of December 31, 2013, the Adviser and its affiliates had approximately $[        ] billion in assets under management.  The business address of the Adviser and its officers and directors is Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.]

The Adviser currently serves as the investment adviser to each Fund pursuant to investment advisory agreements (the “Advisory Agreements”).  Pursuant to the Advisory Agreements, the Adviser furnishes a continuous investment program for the Funds’ portfolios, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds, and generally manages the Funds’ investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Each Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the

Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser.  Each Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services, computed daily with respect to each Target Fund and computed weekly with respect to HHY, which is equal to 0.65% per annum of the Fund’s total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Advisory Fees Earned by the Investment Adviser

HHY
Investment Management Fees For the Fiscal Year Ended	Earned by the Investment Adviser*
June 30, 2013	$	[ ]
June 30, 2012	$	[ ]
June 30, 2011	$	[ ]

*Prior to March 1, 2014, the Adviser received a combined advisory and administration fee from HHY of 0.70% of the Fund’s total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

	HAV		HIH		HMH		HSA
Investment Management Fees For the Fiscal Year Ended	Earned by the Investment Adviser		Earned by the Investment Adviser		Earned by the Investment Adviser		Earned by the Investment Adviser
March 31, 2013	$	[ ]	$	[ ]	$	[ ]	$	[ ]
March 31, 2012	$	[ ]	$	[ ]	$	[ ]	$	[ ]
March 31, 2011	$	[ ]	$	[ ]	$	[ ]	$	[ ]

OTHER AGREEMENTS

Administration Agreement

Each Fund has entered into an Administration Agreement with Brookfield Investment Management Inc. (the “Administrator”).  Each Fund pays the Administrator a fee payable monthly at an annual rate of 0.15% of the Fund’s assets, computed daily with respect to each Target Fund and weekly with respect to the Acquiring Fund, as a percentage of the Fund’s total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).  The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities.  The Adviser is waiving 0.08% of the administration fee for the Acquiring Fund until June 30, 2014, but does not intend to continue the waiver after that time.

	HAV		HIH		HMH		HSA
Administration Fees* For the Fiscal Year Ended	Earned by the Administrator		Earned by the Administrator		Earned by the Administrator		Earned by the Administrator
March 31, 2013	$	[ ]	$	[ ]	$	[ ]	$	[ ]
March 31, 2012	$	[ ]	$	[ ]	$	[ ]	$	[ ]
March 31, 2011	$	[ ]	$	[ ]	$	[ ]	$	[ ]

*Prior to March 1, 2014, HHY did not have a separate administration agreement with the Adviser as administration services were covered under the combined advisory and administration agreement.  HHY did have a shareholder servicing agreement with the Adviser, pursuant to which the Fund paid 0.10% (of which 0.08% was contractually waived) to the Adviser.  This shareholder servicing agreement has been terminated.

Sub-Administration Agreement

[The Administrator has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC (the “Sub-administrator”).  The Sub-administrator performs administrative services necessary for the operation of each Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations.  For these services, the Administrator pays a monthly fee at an annual rate of at least $45,000 (for Fund Sub-administration services per Fund and a monthly fee at an annual rate of at least $30,000 for fund accounting services per Fund).  The Administrator is responsible for any fees due the Sub-administrator.]

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

For HHY, as of June 30, 2013:

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of June 30, 2013	Total Assets		# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Dana Erikson	Other Registered Investment Company	[ ]	$	[ ]	[ ]	[ ]
	Other Pooled Investment Vehicles	[ ]	$	[ ]	[ ]	[ ]
	Other Accounts	[ ]	$	[ ]	[ ]	[ ]

Richard Cryan	Other Registered Investment Company	[ ]	$	[ ]	[ ]	[ ]
	Other Pooled Investment Vehicles	[ ]	$	[ ]	[ ]	[ ]
	Other Accounts	[ ]	$	[ ]	[ ]	[ ]

Mark Shipley	Other Registered Investment Company	[ ]	$	[ ]	[ ]	[ ]
	Other Pooled Investment Vehicles	[ ]	$	[ ]	[ ]	[ ]
	Other Accounts	[ ]	$	[ ]	[ ]	[ ]

For HAV, HIH, HMH and HSA, as of March 31, 2013:

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of March 31, 2013	Total Assets		# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Dana Erikson	Other Registered Investment Company	[ ]	$	[ ]	[ ]	[ ]
	Other Pooled Investment Vehicles	[ ]	$	[ ]	[ ]	[ ]
	Other Accounts	[ ]	$	[ ]	[ ]	[ ]

Richard Cryan	Other Registered Investment Company	[ ]	$	[ ]	[ ]	[ ]
	Other Pooled Investment Vehicles	[ ]	$	[ ]	[ ]	[ ]
	Other Accounts	[ ]	$	[ ]	[ ]	[ ]

Mark Shipley	Other Registered Investment Company	[ ]	$	[ ]	[ ]	[ ]
	Other Pooled Investment Vehicles	[ ]	$	[ ]	[ ]	[ ]
	Other Accounts	[ ]	$	[ ]	[ ]	[ ]

The Funds’ Portfolio Manager Compensation

[The portfolio managers of each Fund are compensated by the Adviser.  The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees.  Compensation of the portfolio managers is reviewed on an annual basis by senior management.]

[The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm.  Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork.  Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position.  The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them.  The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent.  While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.]

Securities Ownership of Portfolio Manager

HAV, HIH, HMH and HSA, as of March 31, 2013:

Dollar Range of Equity Securities of the Fund Beneficially Owned
Name of Portfolio Manager	HAV	HIH	HMH	HSA
Dana Erikson	[ ]	[ ]	[ ]	[ ]
Richard Cryan	[ ]	[ ]	[ ]	[ ]
Mark Shipley	[ ]	[ ]	[ ]	[ ]

HHY, as of June 30, 2013:

Dollar Range of Equity Securities of the Fund Beneficially Owned
Name of Portfolio Manager	HHY
Dana Erikson	[ ]
Richard Cryan	[ ]
Mark Shipley	[ ]

Portfolio Transactions and Brokerage Allocation

[The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed.  The Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the Funds.  It is expected that securities ordinarily will be purchased in primary markets, and that in assessing the best net price and execution available to a Fund, the Adviser will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operation facilities and the firm’s risk in positioning the securities involved.

Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.]

[The Funds paid the following aggregate amounts in brokerage commissions, each of which included futures commissions, on the Funds’ securities purchases during the last fiscal year.  All of the commissions were paid to entities not affiliated with either Fund or the Adviser.  The Funds do not participate and do not in the future intend to participate in soft dollar or directed brokerage arrangements.]

HHY
Brokerage Commissions For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid
June 30, 2013	$	[ ]
June 30, 2012	$	[ ]
June 30, 2011	$	[ ]

HAV
Brokerage Commissions For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid
March 31, 2013	$	[ ]
March 31, 2012	$	[ ]
March 31, 2011	$	[ ]

HIH
Brokerage Commissions For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid
March 31, 2013	$	[ ]
March 31, 2012	$	[ ]
March 31, 2011	$	[ ]

HMH
Brokerage Commissions For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid
March 31, 2013	$	[ ]
March 31, 2012	$	[ ]
March 31, 2011	$	[ ]

HSA
Brokerage Commissions For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid
March 31, 2013	$	[ ]
March 31, 2012	$	[ ]
March 31, 2011	$	[ ]

CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Funds.

These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund.  The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages.  If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.  The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests.  Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs.  For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.  The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.  There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

OTHER INFORMATION

[Each Fund’s securities and cash are held by US Bank National Association, whose principal business address is 1555 N.  RiverCenter Dr., Milwaukee, Wisconsin 53212, as custodian (the “Custodian”) under a custodian contract.  Under the custodian contract, the Custodian is responsible for determining the net asset value for the Fund and maintaining all accounting records related thereto.]

Computershare Shareholder Services, Inc., whose principal business address is 250 Royall Street, Canton, Massachusetts 02021, serves as dividend disbursing agent under the Plan and as transfer agent and registrar for the shares of common stock for each Fund.

Code of Ethics

[Each of the Funds and the Adviser has adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.  Each Code of Ethics establishes procedures for personal investing and restricts certain transactions.  [Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by the Fund].  A copy of the Codes of Ethics is available on each Fund’s website at www.brookfieldim.com.  A copy of the Codes of Ethics is also available free of charge, upon request directed to Investor Relations, Helios Funds, Brookfield Place, 250 Vesey Street, [    ]th Floor, New York, New York 10281-1023.  In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC]

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is attached as Appendix C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements.  Each Fund’s Board has appointed BBD, LLP to be each Fund’s independent registered public accounting firm.  BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The audited financial statements of HHY for the fiscal year ended June 30, 2013, are incorporated by reference herein to HHY’s annual report filed on Form N-CSR on September 5, 2013.  The unaudited financial statements of HHY for the fiscal period ended December 31, 2013, are incorporated by reference herein to HHY’s semi-annual report filed on Form N-CSR on March 7, 2014.

The audited financial statements of HAV for the fiscal year ended March 31, 2013, are incorporated by reference herein to HAV’s annual report filed on Form N-CSR on June 6, 2013.  The unaudited financial statements of HAV for the fiscal period ended September 30, 2013, are incorporated by reference herein to HAV’s semi-annual report filed on Form N-CSR on December 4, 2013.

The audited financial statements of HIH for the fiscal year ended March 31, 2013, are incorporated by reference herein to HIH’s annual report filed on Form N-CSR on June 6, 2013.  The unaudited financial statements of HIH for the fiscal period ended September 30, 2013, are incorporated by reference herein to HIH’s semi-annual report filed on Form N-CSR on December 4, 2013.

The audited financial statements of HMH for the fiscal year ended March 31, 2013, are incorporated by reference herein to HMH’s annual report filed on Form N-CSR on June 6, 2013.  The unaudited financial statements of HMH for the fiscal period ended September 30, 2013, are incorporated by reference herein to HMH’s semi-annual report filed on Form N-CSR on December 4, 2013.

The audited financial statements of HSA for the fiscal year ended March 31, 2013, are incorporated by reference herein to HSA’s annual report filed on Form N-CSR on June 6, 2013.  The unaudited financial statements of HSA for the fiscal period ended September 30, 2013, are incorporated by reference herein to HSA’s semi-annual report filed on Form N-CSR on December 4, 2013.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganization of the Target Funds with the Acquiring Fund which include: (i) Pro Forma Condensed Combined Schedule of Investments as of December 31, 2013, (ii) Pro Forma Condensed Combined Statement of Assets and Liabilities as of December 31, 2013, (iii) Pro Forma Condensed Combined Statement of Operations for the 12-month period ended December 31, 2013, and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [          ], 2014, by and between [Target Fund], a Maryland corporation (“Acquired Fund”), and Brookfield High Income Fund Inc., a Maryland corporation (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of the transfer of substantially all of the assets of the Acquired Fund (excluding the Reserve, as defined in the Joint Proxy Statement/Prospectus, dated [               ], 2014 (the “Joint Proxy Statement/Prospectus”)), to the Acquiring Fund in exchange solely for shares of common stock, par value $0.001 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund (excluding the Retained Liabilities, as defined in the Joint Proxy Statement/Prospectus) and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquired Fund is a diversified, closed-end management investment company, and the Acquiring Fund is a diversified, closed-end management investment company, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue shares of their common stock;

WHEREAS, the Board of Directors of the Acquired Fund has determined that (1) participation in the Reorganization is advisable and in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Acquiring Fund has determined that (1) participation in the Reorganization is advisable and in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1          The Reorganization.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), the Acquired Fund shall assign, deliver and otherwise transfer its Assets (as defined in paragraph 1.2) to the Acquiring Fund, and the Acquiring Fund shall assume the

Liabilities (as defined in paragraph 1.3) of the Acquired Fund.  In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue to the Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place).  The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2          Assets of the Acquired Fund.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of substantially all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time (as defined in paragraph 2.5), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Valuation Time (collectively, the “Assets”).  The Acquiring Fund will not assume the assets of the Acquired Fund being held back in a Reserve as discussed in paragraph 1.4 below.

1.3          Liabilities of the Acquired Fund.  The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus.  The Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence at the Valuation Time, except that the Acquiring Fund will not assume the Acquired Fund’s Retained Liabilities arising out of the Claim (as defined in the Joint Proxy Statement/Prospectus) against the Acquired Fund, which will be retained by the Acquired Fund (collectively, the “Liabilities”).

1.4          Provisions For Acquired Fund Liabilities.  Prior to the Valuation Time, the Acquired Fund will set aside a Reserve for the discharge of Retained Liabilities equal to [$[       ] plus interest and reasonable expenses].  Any amounts retained after resolution of the Claim will be distributed pro rata to shareholders of the Acquired Fund as of the Closing Date.

1.5          Distribution of Acquiring Fund Shares.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata as described below to the record holders of the stock of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund, except for the reserve as discussed in paragraph 1.4 above.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the stock records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of common stock, par value $0.001 per share, of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time (which will reflect a reduction of the net asset value resulting from the creation of the reserve to cover the potential liabilities not being assumed by HHY).  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.  Following the distribution and liquidation contemplated by this paragraph 1.5, the Acquired Fund shall take all necessary steps to effect its dissolution in accordance with applicable law.

1.6          Recorded Ownership of Acquiring Fund Shares.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

1.7          Filing Responsibilities of Acquired Fund.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

ARTICLE II

VALUATION

2.1          Net Asset Value of the Acquired Fund.  The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund.

2.2          Net Asset Value of the Acquiring Fund.  The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

2.3          Calculation of Number of Acquiring Fund Shares.  The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of the per share net asset value of the Acquired Fund Shares participating therein, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per share of the Acquiring Fund determined in accordance with the valuation procedures referred to in paragraph 2.2.  The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time (which will reflect a reduction of the net asset value resulting from the creation of the reserve to cover the potential liabilities not being assumed by HHY).

2.4          Determination of Value.  All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund.  The Acquiring Fund and Acquired Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Acquired Fund which are also held by the Acquiring Fund.

2.5          Valuation Time.  The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

ARTICLE III

CLOSING

3.1          Closing.  The closing of the Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of Brookfield Investment Management Inc. on or about [      ], 2014, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2          Transfer and Delivery of Assets.  The Acquired Fund shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Acquired Fund, to U.S. Bank, as custodian for the Acquiring Fund.  Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  U.S. Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3          Share Records.  The Acquired Fund shall direct [Computershare Shareholding Services, Inc.], in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4          Postponement of Valuation Time.  In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Funds, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1          Representations and Warranties of the Acquired Fund.  Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)           The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its charter and Bylaws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)           The Acquired Fund is registered with the Commission as an closed-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)           The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)           At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not result, in (i) a violation of Maryland law or a material violation of its charter and Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)           Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at March 31, 2013 have been audited by BBD, LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)            Since March 31, 2013, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s stock by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)           At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)            At the end of its first taxable year since its commencement of operations, the Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code.  The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date.  The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.  There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquired Fund’s books.  The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.  All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.  The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(m)          All of the issued and outstanding shares of stock of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(n)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)           The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory

Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, will be accurate and complete in all material respects and will comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(p)           The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, through the date of the meeting of the Acquired Fund Shareholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2          Representations and Warranties of the Acquiring Fund.  Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund, the Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)           The Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its charter and Bylaws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)           At the Effective Time, the Acquiring Fund will be registered with the Commission as an closed-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d)           The Proxy Statement/Prospectus of the Acquiring Fund initially filed with the Commission on [     ], 2014 on Form N-14 which will become effective prior to the Closing Date, conforms and, as of its effective date and the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and, as of its effective date and the Closing Date, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)           At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

(f)            The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not result, in (i) a violation of Maryland law or a material violation of its charter and Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(g)           Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(h)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at June 30, 2013 have been audited by BBD, LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(i)            Since June 30, 2013, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund in writing.  For the purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s stock by shareholders of the Acquired Fund shall not constitute a material adverse change.

(j)            At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(k)           At the end of its first taxable year since its commencement of operations, the Acquiring Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code.  The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date.  The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.  There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquiring Fund’s books.  The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.  All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.  The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(l)            The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)          The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any stock of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s stock.

(n)           The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(o)           The Proxy Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, through the date of the meeting of shareholders of the Acquired Fund and Acquiring Fund contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1          Conduct of Business.  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with its practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2          Meeting of Shareholders.  The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and vote upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.  The Acquiring Fund will call a meeting of the shareholders of the Acquiring Fund to consider and vote upon the Issuance.

5.3          No Distribution of Acquiring Fund Shares.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4          Information.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5          Other Necessary Action.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6          Proxy Statement/Prospectus.  The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a proxy statement/prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance with the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to consider and vote upon this Agreement and the transactions contemplated herein.

5.7          Liquidating Distribution.  As soon as is reasonably practicable after the Closing, the Acquired Fund will (a) make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing, (b) terminate its registration under the 1940 Act and (c) dissolve under Maryland law.

5.8          Best Efforts.  The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9          Other Instruments.  The Acquired Fund and the Acquiring Fund each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10        Regulatory Approvals.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

ARTICLE VI

CONDITIONS PRECEDENT

6.1          Conditions Precedent to Obligations of Acquired Fund.  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the following conditions:

(a)           All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)           The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2          Conditions Precedent to Obligations of Acquiring Fund.  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject to the following conditions:

(a)           All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of the Acquired Fund.

(c)           The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d)           The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.3          Other Conditions Precedent.  If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holder of outstanding stock of the Acquired Fund in accordance with the Acquired Fund’s charter and Bylaws, applicable Maryland law and the 1940 Act, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquired Fund or the Acquiring Fund, respectively, may waive the conditions set forth in this paragraph 6.3(a).

(b)           At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of either Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)           All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d)           The Funds shall have received an opinion of Paul Hastings LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)           The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

(2)           No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets (excluding the Reserve) to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the Acquired Fund’s liabilities (excluding the Retained Liabilities) or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund.

(3)           No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Acquired Fund (excluding the Reserve) in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund (excluding the Retained Liabilities).

(4)           The adjusted tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.

(5)           The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the holding period of those assets in the hands of the Acquired Fund immediately prior to the Reorganization.

(6)           No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund (excluding the Retained Liabilities).

(7)           The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (reduced by any amount of tax basis allocable to fractional Acquiring Fund Shares for which cash is received) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Acquired Fund Shares held by the Acquired Fund’s shareholders immediately prior to the Reorganization.

(8)           The holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset on the Closing Date.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Paul Hastings LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

(e)           U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(f)            The Transfer Agent shall have delivered to the Acquiring Fund a certificate of its authorized officer as set forth in paragraph 3.3.

(g)           The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(h)           Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

7.1          Indemnification by the Acquiring Fund.  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund, and its directors, officers, employees and agents (the “Acquired Fund Indemnified Parties”), from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board of Directors or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund or its respective directors, officers, employees or agents.

7.2          Indemnification by the Acquired Fund.  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund, and its directors, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund’s Board of Directors or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective directors, officers, employees or agents.

7.3          Liability of the Acquired Fund.  The Acquiring Fund understands and agrees that the obligations of the Acquired Fund under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of the Acquired Fund on behalf of the Acquired Fund personally, but bind only the Acquired Fund and the Acquired Fund’s property.  Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder.  The Acquiring Fund represents that it has notice of the provisions of the charter of the Acquired Fund disclaiming such director and officer liability for acts or obligations of the Acquired Fund.

7.4          Liability of the Acquiring Fund.  The Acquired Fund understands and agrees that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of the Acquiring Fund personally, but bind only the Acquiring Fund and the Acquiring Fund’s property.  Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund thereunder.  The Acquired Fund represents that it has notice of the provisions of the charter of the Acquiring Fund disclaiming such director and officer liability for acts or obligations of the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1          No Broker or Finder Fees.  The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2          Expenses of Reorganization.  The expenses relating to the proposed Reorganization, whether or not consummated, will be paid by each Fund in proportion to its net assets.  The costs of the Reorganization shall include, but not be limited to:  costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Proxy Statement/Prospectus, preparing, printing and distributing the expenses of soliciting proxies from the Fund shareholders and holding shareholder meetings and prospectus supplements of the Acquired Fund relating to the Reorganization, and winding down the operations and terminating the existence of the Acquired Fund; legal fees of counsel to each of the Acquired Fund and

Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; expenses of soliciting proxies from the Fund shareholders and holding shareholder meetings; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1          Amendments.  This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2          Termination.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Directors of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Directors, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to [Target Fund]:

Brookfield Place
250 Vesey Street
New York, New York 10128-1023
Attention:  General Counsel

With copies (which shall not constitute notice) to:

Paul Hastings LLP
Park Avenue Tower
75 E.  55th Street

New York, New York 10022
Attention:  Michael R.  Rosella, Esq.

If to Brookfield High Income Fund Inc.:

Brookfield Place
250 Vesey Street
New York, New York 10128-1023
Attention:  General Counsel

With copies (which shall not constitute notice) to:

Paul Hastings LLP
Park Avenue Tower
75 E.  55th Street
New York, New York 10022
Attention:  Michael R.  Rosella, Esq.

ARTICLE XI

MISCELLANEOUS

11.1        Entire Agreement.  Each Fund agrees that it has not made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2        Survival.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3        Headings.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

11.5        Assignment.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6        Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [    ] day of [      ], 2014.

[Target Fund]		Brookfield High Income Fund Inc.

By:	/s/ [ ]	By:	/s/ [ ]

Name:	[ ]	Name:	[ ]

Title:	[ ]	Title:	[ ]

APPENDIX B

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following presents the pro forma condensed combined financial statements for the reorganization of Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”), Helios Strategic Income Fund, Inc. (“HSA”) into Brookfield High Income Fund Inc. (“HHY”) (the “Reorganizations”).

The unaudited Pro Forma Condensed Combined Schedule of Investments and Pro Forma Condensed Combined Statement of Assets and Liabilities reflect the financial position as if the Reorganization occurred on December 31, 2013.  The Pro Forma Condensed Combined Statement of Operations reflects the operations for the 12-month period ended December 31, 2013, as if the Reorganization had taken place on January 1, 2014.  The pro forma condensed combined financial statements give effect to the proposed Reorganization in which HAV, HIH, HMH and HSA will merge with and into HHY.  Following the Reorganization, HAV, HIH, HMH and HSA will terminate their registration under the 1940 Act and will liquidate and dissolve under Maryland law.  The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States of America.  The historical cost basis of the investments is carried over to the surviving entity.  [Since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than [ ]% of the assets of each Target Fund).]

B-1

			Helios High Yield Fund		Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.		Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.		Adjustments		Helios High Yield Fund Pro Forma
	Interest Rate	Maturity	Principal Amount (000s)	Value	Principal Amount (000s)	Value	Principal Amount (000s)	Value	Principal Amount (000s)	Value	Principal Amount (000s)	Value	Principal Amount (000s)	Value	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.6%
Commercial Mortgage Pass Through Certificates (8)
Class A4, Series 2007-C9	5.80%	12/10/49	$—	$—	$—	$—	$—	$—	$—	$—	$500	$563,816	$—	$—	$500	$563,816
Wachovia Bank Commercial Mortgage Trust
Class A5, Series 2007-C30	5.34	12/15/43	—	—	—	—	—	—	—	—	890	978,736	—	—	890	978,736
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,459,170)				—		—		—		—		1,542,552	—	—	—	1,542,552
CORPORATE BONDS - 126.9%
Automotive - 6.6%
American Axle & Manufacturing, Inc. (1)	6.25	03/15/21	1,225	1,301,563	1,025	1,089,063	465	494,063	475	504,688	—	—	—	—	3,190	3,389,377
American Axle & Manufacturing, Inc.	7.75	11/15/19	—	—	—	—	200	227,500	275	312,813	175	199,062	—	—	650	739,375
Chrysler Group LLC/CG Co-Issuer, Inc. (1)	8.25	06/15/21	1,000	1,137,500	800	910,000	600	682,500	625	710,937	525	597,188	—	—	3,550	4,038,125
Ford Motor Co. (1)	6.50	08/01/18	1,000	1,155,763	650	751,246	475	548,987	525	606,776	450	520,093	—	—	3,100	3,582,865
Jaguar Land Rover Automotive PLC (1),(2),(3),(4)	8.13	05/15/21	750	853,125	575	654,062	400	455,000	475	540,312	400	455,000	—	—	2,600	2,957,499
Motors Liquidation Co. (5),(6)	8.38	07/15/33	2,500	250	1,750	175	1,250	125	1,500	150	1,250	125	—	—	8,250	825
Servus Luxembourg Holding SCA (2),(3),(4)	7.75	06/15/18	725	1,049,250	600	868,345	425	615,078	475	687,440	—	—	—	—	2,225	3,220,113
Total Automotive				5,497,451		4,272,891		3,023,253		3,363,116		1,771,468	—	—		17,928,179
Banking - 0.9%
Ally Financial, Inc. (7) (Acquired 12/02/08, Cost $7,451,0.0%)	6.75	12/01/14	8	7,847	—	—	—	—	—	—	—	—	—	—	8	7,847
Bilbao Luxembourg SA (4),(10)	10.50	12/01/18	350	471,867	300	404,457	200	269,638	250	337,048	—	—	—	—	1,100	1,483,010
The Goldman Sachs Group, Inc.	3.63	01/22/23	—	—	—	—	—	—	—	—	575	556,803	—	—	575	556,803
Total Banking				479,714		404,457		269,638		337,048		556,803	—	—		2,047,660
Basic Industry - 21.6%
AK Steel Corp. (1)	7.63	05/15/20	750	748,125	600	598,500	455	453,862	500	498,750	325	324,187	—	—	2,630	2,623,424
Alpha Natural Resources, Inc. (1)	6.25	06/01/21	1,100	940,500	900	769,500	700	598,500	750	641,250	625	534,375	—	—	4,075	3,484,125
Arch Coal, Inc. (1)	7.25	06/15/21	1,650	1,262,250	1,400	1,071,000	1,000	765,000	1,100	841,500	950	726,750	—	—	6,100	4,666,500
Alcoa, Inc. (1)	5.55	02/01/17	—	—	—	—	—	—	—	—	1,000	1,076,360	—	—	1,000	1,076,360
Associated Materials LLC/AMH New Finance, Inc. (1)	9.13	11/01/17	1,000	1,067,500	775	827,312	550	587,125	625	667,187	525	560,437	—	—	3,475	3,709,561
Building Materials Corporation of America (2),(3)	6.75	05/01/21	—	—	375	405,937	275	297,687	300	324,750	—	—	—	—	950	1,028,374
Cascades, Inc. (1),(4)	7.75	12/15/17	1,000	1,042,500	275	286,688	550	573,375	625	651,562	—	—	—	—	2,450	2,554,125
Cascades, Inc. (1)	7.88	01/15/20	—	—	500	535,000	—	—	—	—	525	561,750	—	—	1,025	1,096,750
FMG Resources August 2006 Property Ltd. (1),(2),(3),(4)	6.88	04/01/22	675	735,750	500	545,000	375	408,750	400	436,000	—	—	—	—	1,950	2,125,500
Georgia-Pacific LLC	7.25	6/1/2028	—	—	230	277,237	220	265,183	240	289,291	—	—	—	—	690	831,711
Georgia-Pacific LLC (1)	7.38	12/01/25	1,000	1,233,980	270	333,175	255	314,665	285	351,684	—	—	—	—	1,810	2,233,504
Hexion US Finance Corp. (1)	9.00	11/15/20	1,000	997,500	800	798,000	600	598,500	850	847,875	575	573,563	—	—	3,825	3,815,438
Huntsman International LLC (1)	8.63	03/15/21	1,000	1,130,000	1,000	1,130,000	500	565,000	550	621,500	—	—	—	—	3,050	3,446,500
INEOS Group Holdings SA (1),(2),(3),(4)	6.13	08/15/18	1,000	1,005,000	875	879,375	625	628,125	700	703,500	600	603,000	—	—	3,800	3,819,000
Masonite International Corp. (1),(2),(3),(4)	8.25	04/15/21	1,000	1,100,000	775	852,500	575	632,500	625	687,500	530	583,000	—	—	3,505	3,855,500
Millar Western Forest Products Ltd.	8.50	04/01/21	—	—	200	205,500	—	—	325	333,937	—	—	—	—	525	539,437
Ply Gem Industries, Inc.	8.25	02/15/18	895	953,175	693	738,045	492	523,980	559	595,335	220	234,300	—	—	2,859	3,044,835
Steel Dynamics, Inc. (1)	7.63	03/15/20	500	542,500	425	461,125	300	325,500	325	352,625	—	—	—	—	1,550	1,681,750
Tembec Industries, Inc. (1),(4)	11.25	12/15/18	1,000	1,095,000	775	848,625	550	602,250	625	684,375	375	410,625	—	—	3,325	3,640,875
The Dow Chemical Co.	5.70	05/15/18	—	—	—	—	—	—	—	—	287	328,131	—	—	287	328,131
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (1),(2),(3),(4)	8.75	02/01/19	775	800,187	650	671,125	450	464,625	525	542,063	450	464,625	—	—	2,850	2,942,625
USG Corp. (1)	9.75	01/15/18	1,000	1,182,500	800	946,000	600	709,500	675	798,188	—	—	—	—	3,075	3,636,188
Xerium Technologies, Inc. (1)	8.88	06/15/18	790	829,500	650	682,500	460	483,000	525	551,250	425	446,250	—	—	2,850	2,992,500
Total Basic Industry				16,665,967		13,862,144		9,797,127		11,420,122		7,427,353		—		59,172,713
Capital Goods - 10.8%
AAR Corp.	7.25	01/15/22	375	401,250	300	321,000	200	214,000	225	240,750	—	—	—	—	1,100	1,177,000
AAR Corp. (1),(2),(3)	7.25	01/15/22	150	160,500	125	133,750	100	107,000	125	133,750	—	—	—	—	500	535,000
AGCO Corp. (1)	5.88	12/01/21	—	—	—	—	—	—	—	—	525	560,630	—	—	525	560,630
Ardagh Packaging Finance PLC (2),(3),(4)	7.00	11/15/20	1,000	1,010,000	850	858,500	600	606,000	675	681,750	575	580,750	—	—	3,700	3,737,000
Bank of America Corp.	3.30	01/11/23	—	—	—	—	—	—	—	—	575	544,103	—	—	575	544,103
Berry Plastics Corp. (1)	9.50	05/15/18	1,000	1,072,500	775	831,187	550	589,875	625	670,312	525	563,062	—	—	3,475	3,726,936
Coleman Cable, Inc. (1)	9.00	02/15/18	1,010	1,060,500	550	577,500	300	315,000	300	315,000	—	—	—	—	2,160	2,268,000

Crown Cork & Seal Company, Inc. (1)	7.38	12/15/26	1,000	1,105,000	975	1,077,375	700	773,500	775	856,375	500	552,500	—	—	3,950	4,364,750
DP World Sukuk Ltd. (2),(3)	6.25	07/02/17	—	—	—	—	—	—	—	—	400	440,000	—	—	400	440,000
Mueller Water Products, Inc. (1)	7.38	06/01/17	625	640,625	775	794,375	625	640,625	625	640,625	350	358,750	—	—	3,000	3,075,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (1)	9.00	04/15/19	1,110	1,190,475	775	831,188	550	589,875	625	670,313	525	563,063	—	—	3,585	3,844,914
Tekni-Plex, Inc. (1),(2),(3)	9.75	06/01/19	400	454,000	308	349,580	217	246,295	253	287,155	198	224,730	—	—	1,376	1,561,760
Terex Corp.	6.50	04/01/20	375	401,250	300	321,000	200	214,000	225	240,750	—	—	—	—	1,100	1,177,000
Terex Corp.	6.00	05/15/21	625	646,094	500	516,875	400	413,500	425	439,344	—	—	—	—	1,950	2,015,813
Tyco Electronics Group S.A. (1)	6.55	10/01/17									500	572,198	—	—	500	572,198
Total Capital Goods				8,142,194		6,612,330		4,709,670		5,176,124		4,959,786	—	—		29,600,104
Consumer Cyclical - 7.4%
ACCO Brands Corp.	6.75	04/30/20	1,000	987,500	800	790,000	600	592,500	675	666,563	500	493,750	—	—	3,575	3,530,313
DineEquity, Inc. (1)	9.50	10/30/18	1,000	1,110,000	750	832,500	525	582,750	600	666,000	—	—	—	—	2,875	3,191,250
International Game Technology	7.50	06/15/19	—	—	—	—	—	—	—	—	250	290,917	—	—	250	290,917
Levi Strauss & Co. (1)	7.63	05/15/20	1,000	1,097,500	750	823,125	500	548,750	675	740,812	475	521,312	—	—	3,400	3,731,499
Limited Brands, Inc. (1)	7.60	07/15/37	1,000	1,016,250	475	482,719	300	304,875	375	381,094	350	355,688	—	—	2,500	2,540,626
Limited Brands, Inc.	8.50	06/15/19	—	—	300	360,000	250	300,000	250	300,000	—	—	—	—	800	960,000
Macy’s Retail Holdings, Inc.	2.88	02/15/23	—	—	—	—	—	—	—	—	575	520,389	—	—	575	520,389
Michaels Stores, Inc.	7.75	11/01/18	—	—	—	—	450	488,250	475	515,375	—	—	—	—	925	1,003,625
New Albertsons, Inc. (1)	7.75	06/15/26	900	729,000	750	607,500	550	445,500	600	486,000	500	405,000	—	—	3,300	2,673,000
Newell Rubbermaid, Inc.	4.00	06/15/22	—	—	—	—	—	—	—	—	525	513,720	—	—	525	513,720
Sally Holdings LLC/Sally Capital, Inc.	6.88	11/15/19	—	—	475	524,875	—	—	250	276,250	—	—	—	—	725	801,125
Wyndham Worldwide Corp.	4.25	03/01/22	—	—	—	—	—	—	—	—	525	512,385	—	—	525	512,385
Total Consumer Cyclical				4,940,250		4,420,719		3,262,625		4,032,094		3,613,161	—	—		20,268,849
Consumer Non-Cyclical — 2.9%
Altria Group, Inc.	9.70	11/10/18	—	—	—	—	—	—	—	—	111	145,898	—	—	111	145,898
Anheuser-Busch InBev Worldwide, Inc. (1)	7.75	01/15/19	—	—	—	—	—	—	—	—	1,000	1,248,659	—	—	1,000	1,248,659
C&S Group Enterprises LLC (1),(2),(3)	8.38	05/01/17	844	894,640	633	670,980	476	504,560	534	566,040	400	424,000	—	—	2,887	3,060,220
DP World Ltd (2),(3)	6.85	07/02/37	—	—	—	—	—	—	—	—	200	196,500	—	—	200	196,500
Easton-Bell Sports, Inc. (1)	9.75	12/01/16	1,000	1,047,510	650	680,881	475	497,567	525	549,943	—	—	—	—	2,650	2,775,901
Jarden Corp. (1)	7.50	05/01/17	—	—	500	578,750	—	—	—	—	—	—	—	—	500	578,750
Total Consumer Non-Cyclical				1,942,150		1,930,611		1,002,127		1,115,983		2,015,057	—	—		8,005,928
Energy - 17.1%
AmeriGas Partners LP	7.00	05/20/22	—	—	400	434,000	300	325,500	325	352,625	—	—	—	—	1,025	1,112,125
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. (2),(3)	5.88	08/01/23	1,100	1,047,750	900	857,250	650	619,125	725	690,563	625	595,313	—	—	4,000	3,810,001
BreitBurn Energy Partners LP/BreitBurn Finance Corp. (1)	8.63	10/15/20	1,000	1,075,000	775	833,125	550	591,250	625	671,875	525	564,375	—	—	3,475	3,735,625
Calfrac Holdings LP (1),(2),(3)	7.50	12/01/20	1,000	1,020,000	825	841,500	600	612,000	650	663,000	550	561,000	—	—	3,625	3,697,500
Crosstex Energy LP/Crosstex Energy Finance Corp. (1)	8.88	02/15/18	1,000	1,051,250	675	709,594	500	525,625	550	578,187	475	499,344	—	—	3,200	3,364,000
Encore Acquisition Co. (5),(7) (Acquired 02/19/10, Cost $497, 0.0%)	6.00	07/15/15	1	500	—	—	—	—	—	—	—	—	—	—	1	500
EV Energy Partners LP/EV Energy Finance Corp. (1)	8.00	04/15/19	975	979,875	775	778,875	550	552,750	625	628,125	525	527,625	—	—	3,450	3,467,250
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	06/15/20	100	105,250	—	—	—	—	—	—	—	—	—	—	100	105,250
GMX Resources, Inc. (1),(6)	11.00	12/01/17	388	341,205	292	257,008	206	180,896	233	205,084	194	171,041	—	—	1,313	1,155,234
Hilcorp Energy I LP/Hilcorp Finance Co. (1),(2),(3)	8.00	02/15/20	850	920,125	550	595,375	500	541,250	675	730,687	475	514,187	—	—	3,050	3,301,624
Key Energy Services, Inc. (1)	6.75	03/01/21	525	538,125	500	512,500	400	410,000	375	384,375	—	—	—	—	1,800	1,845,000
Linn Energy LLC/Linn Energy Finance Corp. (1)	8.63	04/15/20	1,000	1,080,000	800	864,000	600	648,000	660	712,800	140	151,200	—	—	3,200	3,456,000
Linn Energy LLC/Linn Energy Finance Corp. (1)	7.75	02/01/21	250	264,375	—	—	—	—	—	—	—	—	—	—	250	264,375
National Oilwell Varco, Inc. (7) (Acquired 03/25/08, Cost $6,954, 0.0%)	6.13	08/15/15	7	7,008	—	—	—	—	—	—	—	—	—	—	7	7,008
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC (1)	8.88	03/15/18	1,000	1,040,000	750	780,000	525	546,000	600	624,000	250	260,000	—	—	3,125	3,250,000
Pioneer Natural Resources Co.	6.65	03/15/17	—	—	500	570,096	350	399,068	400	456,077	—	—	—	—	1,250	1,425,241
Precision Drilling Corp. (1),(4)	6.63	11/15/20	375	400,312	750	800,625	450	480,375	225	240,187	—	—	—	—	1,800	1,921,499
RKI Exploration & Production LLC (1),(2),(3)	8.50	08/01/21	675	710,438	550	578,875	400	421,000	450	473,625	375	394,688	—	—	2,450	2,578,626
SESI LLC	7.13	12/15/21	—	—	—	—	—	—	—	—	500	557,500	—	—	500	557,500
Trinidad Drilling Ltd. (1),(2),(3),(4)	7.88	01/15/19	620	658,750	760	807,500	550	584,375	625	664,063	310	329,375	—	—	2,865	3,044,063
Venoco, Inc. (1)	8.88	02/15/19	1,000	985,000	750	738,750	525	517,125	600	591,000	500	492,500	—	—	3,375	3,324,375
W&T Offshore, Inc. (1)	8.50	06/15/19	365	385,987	255	269,663	190	200,925	220	232,650	185	195,637	—	—	1,215	1,284,862
Total Energy				12,610,950		11,228,736		8,155,264		8,898,923		5,813,785	—	—		46,707,658
Finance & Investment - 1.4%
HCP, Inc.	3.15	08/01/22	—	—	—	—	—	—	—	—	550	504,799	—	—	550	504,799
KKR Group Finance Company LLC (2),(3)	6.38	09/29/20	—	—	—	—	—	—	—	—	475	533,401	—	—	475	533,401
Morgan Stanley	4.88	11/01/22	—	—	—	—	—	—	—	—	550	563,013	—	—	550	563,013
Numericable Finance & Company SCA	12.38	02/15/19	406	681,834	341	572,740	244	409,100	276	463,647	—	—	—	—	1,267	2,127,321
Total Finance & Investment				681,834		572,740		409,100		463,647		1,601,213	—	—		3,728,534

Healthcare - 8.8%
CHS/Community Health Systems, Inc.	7.13	07/15/20	975	1,011,562	825	855,938	575	596,563	675	700,313	—	—			3,050	3,164,376
DJO Finance LLC/DJO Finance Corp. (1)	9.88	04/15/18	700	752,500	575	618,125	400	430,000	475	510,625	300	322,500	—	—	2,450	2,633,750
HCA, Inc. (1)	8.00	10/01/18	1,000	1,181,250	775	915,469	550	649,687	625	738,281	525	620,156	—	—	3,475	4,104,843
inVentiv Health, Inc. (2),(3)	11.00	08/15/18	390	344,175	300	264,750	215	189,738	245	216,212	205	180,913	—	—	1,355	1,195,788
Jaguar Holding Company II/Jaguar Merger Sub, Inc. (1),(2),(3)	9.50	12/01/19	925	1,040,625	775	871,875	500	562,500	625	703,125	300	337,500	—	—	3,125	3,515,625
Kindred Healthcare, Inc. (1)	8.25	06/01/19	975	1,038,375	800	852,000	575	612,375	650	692,250	550	585,750	—	—	3,550	3,780,750
Polymer Group, Inc. (1)	7.75	02/01/19	1,000	1,066,250	750	799,687	525	559,781	600	639,750	—	—	—	—	2,875	3,065,468
Service Corporation International (1)	6.75	04/01/16	700	763,000	600	654,000	750	817,500	325	354,250	—	—	—	—	2,375	2,588,750
Total Healthcare				7,197,737		5,831,844		4,418,144		4,554,806		2,046,819	—	—		24,049,350
Media - 9.0%
Cablevision Systems Corp. (1)	8.63	09/15/17	1,000	1,165,000	800	932,000	750	873,750	750	873,750	475	553,375	—	—	3,775	4,397,875
CCO Holdings LLC/CCO Holdings Capital Corp. (1)	8.13	04/30/20	835	905,975	975	1,057,875	750	813,750	675	732,375	550	596,750	—	—	3,785	4,106,725
CCO Holdings LLC/CCO Holdings Capital Corp.	7.25	10/30/17	250	264,688	—	—	—	—	—	—	—	—	—	—	250	264,688
Cenveo Corp. (1)	8.88	02/01/18	1,000	1,000,000	825	825,000	575	575,000	675	675,000	550	550,000	—	—	3,625	3,625,000
Clear Channel Communications, Inc. (1)	9.00	03/01/21	1,000	1,010,000	800	808,000	600	606,000	650	656,500	500	505,000	—	—	3,550	3,585,500
Cumulus Media Holdings, Inc. (1)	7.75	05/01/19	550	580,250	800	844,000	575	606,625	650	685,750	475	501,125	—	—	3,050	3,217,750
Mediacom LLC/Mediacom Capital Corp. (1)	9.13	08/15/19	1,025	1,108,281	775	837,969	550	594,688	625	675,781	525	567,656	—	—	3,500	3,784,375
National CineMedia LLC	6.00	04/15/22	350	361,375	275	283,937	200	206,500	225	232,313	—	—	—	—	1,050	1,084,125
Time Warner Cable, Inc. (1)	8.25	04/01/19	—	—	—	—	—	—	—	—	500	585,752	—	—	500	585,752
Total Media				6,395,569		5,588,781		4,276,313		4,531,469		3,859,658	—	—		24,651,790
Real Estate - 1.6%
Realogy Corp. (1),(2),(3)	7.88	02/15/19	1,000	1,097,500	775	850,563	550	603,625	625	685,938	525	576,188	—	—	3,475	3,813,814
Ventas Realty LP/Ventas Capital Corp.	3.25	08/15/22	—	—	—	—	—	—	—	—	575	532,728	—	—	575	532,728
Total Real Estate				1,097,500		850,563		603,625		685,938		1,108,916	—	—		4,346,542
Services - 20.7%
AMC Entertainment, Inc. (1)	8.75	06/01/19	1,000	1,068,750	875	935,156	800	855,000	600	641,250	600	641,250	—	—	3,875	4,141,406
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (1)	8.25	01/15/19	1,000	1,090,000	775	844,750	550	599,500	625	681,250	525	572,250	—	—	3,475	3,787,750
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	5.50	04/01/23	500	484,375	400	387,500	300	290,625	350	339,063	—	—	—	—	1,550	1,501,563
Boyd Gaming Corp. (1)	9.00	07/01/20	1,000	1,095,000	800	876,000	600	657,000	650	711,750	575	629,625	—	—	3,625	3,969,375
Casella Waste Systems, Inc. (1)	7.75	02/15/19	1,275	1,306,875	1,000	1,025,000	775	794,375	825	845,625	725	743,125	—	—	4,600	4,715,000
Chester Downs & Marina LLC (1),(2),(3)	9.25	02/01/20	1,025	1,027,563	850	852,125	600	601,500	700	701,750	575	576,438	—	—	3,750	3,759,376
GLP Capital LP/GLP Financing II, Inc. (2),(3)	5.38	11/01/23	575	564,938	475	466,688	325	319,313	400	393,000	—	—	—	—	1,775	1,743,939
Iron Mountain, Inc. (1)	8.38	08/15/21	1,000	1,077,500	325	350,187	250	269,375	275	296,312	225	242,437	—	—	2,075	2,235,811
Iron Mountain, Inc.	6.00	08/15/23	500	512,500	625	640,625	450	461,250	500	512,500	275	281,875	—	—	2,350	2,408,750
Isle of Capri Casinos, Inc. (1)	5.88	03/15/21	500	491,250	500	491,250	350	343,875	350	343,875	—	—	—	—	1,700	1,670,250
KM Germany Holdings GmbH	8.75	12/15/20	400	613,564	350	536,869	250	383,478	300	460,173	—	—	—	—	1,300	1,994,084
Legrand France SA (1),(4)	8.50	02/15/25	750	967,565	—	—	500	645,043	500	645,043	450	580,539	—	—	2,200	2,838,190
MGM Resorts International (1)	7.63	01/15/17	675	767,812	775	881,563	550	625,625	475	540,313	400	455,000	—	—	2,875	3,270,313
MGM Resorts International (7) (Acquired 10/07/10, Cost $478, 0.0%)	5.88	02/27/14	1	503	—	—	—	—	—	—	—	—	—	—	1	503
Mohegan Tribal Gaming Authority	7.13	08/15/14	1	498	—	—	—	—	—	—	—	—	—	—	1	498
MTR Gaming Group, Inc. (1)	11.50	08/01/19	953	1,059,380	803	892,306	553	614,470	628	698,232	528	586,522	—	—	3,465	3,850,910
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. (1),(2),(3)	8.88	04/15/17	1,000	1,000,000	775	775,000	550	550,000	625	625,000	525	525,000	—	—	3,475	3,475,000
PulteGroup, Inc. (1)	6.38	05/15/33	1,000	905,000	750	678,750	—	—	600	543,000	—	—	—	—	2,350	2,126,750
RPG Byty, s.r.o	6.75	05/01/20	350	487,515	300	417,870	200	278,580	250	348,225	—	—	—	—	1,100	1,532,190
Sotheby’s (2),(3)	5.25	10/01/22	500	468,750	400	375,000	300	281,250	350	328,125	300	281,250	—	—	1,850	1,734,375
United Rentals North America, Inc. (1)	10.25	11/15/19	675	764,775	325	368,225	250	283,250	275	311,575	250	283,250	—	—	1,775	2,011,075
United Rentals North America, Inc.	8.25	02/01/21	325	366,437	450	507,375	300	338,250	350	394,625	275	310,062	—	—	1,700	1,916,749
United Rentals North America, Inc.	7.63	04/15/22	200	222,250	425	472,281	275	305,594	325	361,156	—	—	—	—	1,225	1,361,281
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (2),(3)	4.25	05/30/23	—	—	—	—	—	—	—	—	600	562,500	—	—	600	562,500
Total Services				16,342,800		12,774,520		9,497,353		10,721,842		7,271,123	—	—		56,607,638
Technology & Electronics - 3.8%
First Data Corp. (1),(2),(3)	11.25	01/15/21	1,200	1,324,500	1,000	1,103,750	700	772,625	800	883,000	700	772,625	—	—	4,400	4,856,500
Freescale Semiconductor, Inc. (1)	8.05	02/01/20	1,000	1,075,000	775	833,125	550	591,250	625	671,875	525	564,375	—	—	3,475	3,735,625
ION Geophysical Corp. (1),(2),(3)	8.13	05/15/18	550	456,500	450	373,500	325	269,750	350	290,500	300	249,000	—	—	1,975	1,639,250
Total Technology & Electronics				2,856,000		2,310,375		1,633,625		1,845,375		1,586,000	—	—		10,231,375
Telecommunications - 12.9%
CenturyLink, Inc. (1)	7.65	03/15/42	1,000	892,500	800	714,000	600	535,500	650	580,125	—	—			3,050	2,722,125
Cincinnati Bell, Inc. (1)	8.75	03/15/18	1,000	1,050,000	825	866,250	600	630,000	650	682,500	575	603,750	—	—	3,650	3,832,500
DIRECTV Holdings LLC/DIRECTV Financing Company, Inc.	3.80	03/15/22	—	—	—	—	—	—	—	—	550	528,350	—	—	550	528,350
Fairpoint Communications, Inc. (1),(2),(3)	8.75	08/15/19	600	636,000	500	530,000	375	397,500	425	450,500	350	371,000	—	—	2,250	2,385,000

Frontier Communications Corp. (1)	7.13	03/15/19	1,250	1,346,875	1,300	1,400,750	950	1,023,625	1,050	1,131,375	725	781,187	—	—	5,275	5,683,812
Intelsat Luxembourg SA (1),(2),(3),(4)	7.75	06/01/21	1,000	1,072,500	800	858,000	600	643,500	650	697,125	550	589,875	—	—	3,600	3,861,000
Level 3 Communications, Inc. (1)	8.88	06/01/19	1,000	1,092,500	800	874,000	600	655,500	650	710,125	525	573,563	—	—	3,575	3,905,688
Level 3 Communications, Inc. (2),(3)	6.13	01/15/21	225	227,250	200	202,000	150	151,500	150	151,500	—	—	—	—	725	732,250
MetroPCS Wireless, Inc. (1),(2),(3)	6.63	04/01/23	1,000	1,032,500	825	851,812	575	593,687	650	671,125	290	299,425	—	—	3,340	3,448,549
PAETEC Holding Corp.	9.88	12/01/18	500	558,750	500	558,750	300	335,250	375	419,062	250	279,375	—	—	1,925	2,151,187
Qwest Capital Funding, Inc.	6.88	07/15/28	250	229,375	225	206,438	—	—	—	—	—	—	—	—	475	435,813
Qwest Corp. (1)	6.88	09/15/33	—	—	—	—	—	—	—	—	1,000	960,000	—	—	1,000	960,000
Symantec Corp.	3.95	06/15/22	—	—	—	—	—	—	—	—	550	533,596	—	—	550	533,596
Windstream Corp. (1)	7.50	06/01/22	975	996,937	800	818,000	575	587,938	650	664,625	550	562,375	—	—	3,550	3,629,875
WPP Finance 2010	3.63	09/07/22	—	—	—	—	—	—	—	—	550	530,447	—	—	550	530,447
Total Telecommunications				9,135,187		7,880,000		5,554,000		6,158,062		6,612,943	—	—		35,340,192
Utility — 1.4%
Dynegy Holdings LLC (5),(6),(7) (Acquired 04/11/11, Cost $0, 0.0%)	8.38	05/01/16	8	75	—	—	—	—	—	—	—	—	—	—	8	75
Edison Mission Energy (6),(7) (Acquired 12/06/11, Cost $7,445, 0.0%)	7.50	06/15/13	8	5,663	—	—	—	—	—	—	—	—	—	—	8	5,663
NRG Energy, Inc. (1)	8.50	06/15/19	850	907,375	550	587,125	500	533,750	675	720,562	475	507,063	—	—	3,050	3,255,875
Zayo Group LLC	10.13	07/01/20	—	—	—	—	250	288,125	250	288,125	—	—	—	—	500	576,250
Total Utility				913,113		587,125		821,875		1,008,687		507,063	—	—		3,837,863
Total CORPORATE BONDS (Cost $329,626,738)				94,898,416		79,127,836		57,433,739		64,313,236		50,751,148		—		346,524,375
TERM LOANS - 2.9%
Albertson, Inc. (3),(8)	4.75	03/21/19	348	349,845	299	299,867	199	199,911	224	224,900	199	199,911	—	—	1,269	1,274,434
Fairpoint Communications, Inc. (3),(8)	7.50	02/14/19	546	563,479	447	461,029	323	332,965	372	384,191	298	307,352	—	—	1,986	2,049,016
Four Seasons Holdings, Inc. (3),(8)	6.25	12/13/20	—	—	375	383,438	300	306,750	325	332,312	—	—	—	—	1,000	1,022,500
inVentiv Health, Inc. (3),(8)	7.50	08/04/16	675	666,563	575	567,812	425	419,688	475	469,062	400	395,000	—	—	2,550	2,518,125
Texas Competitive Electric Holdings Company LLC (3),(8)	4.68	10/10/17	53	36,946	42	28,736	33	22,578	36	24,631	30	20,526	—	—	194	133,417
Texas Competitive Electric Holdings Company LLC (3),(8)	4.74	10/10/17	235	162,163	183	126,127	143	99,100	157	108,109	130	90,091	—	—	848	585,590
Texas Competitive Electric Holdings Company LLC (3),(8)	4.77	10/10/17	141	97,376	110	75,737	86	59,508	94	64,918	78	54,098	—	—	509	351,637
Total TERM LOANS (Cost $8,079,281)				1,876,372		1,942,746		1,440,500		1,608,123		1,066,978		—		7,934,719

			Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
COMMON STOCKS - 2.5%
Consumer Staples - 0.2%
B&G Foods, Inc.	—	$—	—	$—	—	$—	—	$—	20,000	$678,200	—	—	20,000	$678,200
Total Consumer Staples		—		—		—		—		678,200	—	—		678,200
Services - 0.3%											—	—
Iron Mountain, Inc.	6,750	204,863	5,650	171,478	4,000	121,400	4,500	136,575	3,800	115,330	—	—	24,700	749,646
Total Services		204,863		171,478		121,400		136,575		115,330	—	—		749,646
Energy - 0.2%											—	—	—	—
BreitBurn Energy Partners LP	—	—	—	—	—	—	—	—	13,075	265,946	—	—	13,075	265,946
Crosstex Energy LP	—	—	—	—	—	—	—	—	7,800	215,280	—	—	7,800	215,280
Niska Gas Storage Partners LLC	—	—	—	—	—	—	—	—	12,500	184,500	—	—	12,500	184,500
Total Energy		—		—		—		—		665,726	—	—		665,726
Telecommunications - 1.8%											—	—
AT&T, Inc.	7,715	271,259	6,430	226,079	4,590	161,384	5,200	182,832	8,500	298,860	—	—	32,435	1,140,414
CenturyLink, Inc.	7,630	243,016	6,360	202,566	4,530	144,281	5,140	163,709	9,500	302,575	—	—	33,160	1,056,147
Frontier Communications Corp.	106,109	493,407	89,559	416,449	65,161	302,999	73,148	340,138	61,585	286,370	—	—	395,562	1,839,363
Verizon Communications, Inc.	—	—	—	—	—	—	—	—	7,500	368,550	—	—	7,500	368,550
Windstream Holdings, Inc.	—	—	11,050	88,179	8,300	66,234	9,200	73,416	26,350	210,273	—	—	54,900	438,102
Total Telecommunications		1,007,682		933,273		674,898		760,095		1,466,628	—	—		4,842,576
Utility - 0.0%											—	—
Dynegy, Inc. (9)	185	3,981	—	—	—	—	—	—	—	—	—	—	185	3,981
Total Utility		3,981		—		—		—		—	—	—		3,981
Total COMMON STOCKS (Cost $6,570,923)		1,216,526		1,104,751		796,298		896,670		2,925,884	—	—		6,940,129
WARRANTS - 0.7%
Automotive - 0.7%
General Motors Financial Company, Inc. (9) Expiration: July 2016, Exercise Price: $10.00	9,239	287,887	7,393	230,366	5,546	172,813	6,469	201,574	5,546	172,813	—	—	34,193	1,065,453
General Motors Financial Company, Inc. (9) Expiration: July 2019, Exercise Price: $10.00	9,239	213,698	7,393	171,000	5,546	128,279	6,469	149,628	5,546	128,279	—	—	34,193	790,884
Total Automotive		501,585		401,366		301,092		351,202		301,092	—	—		1,856,337
Total WARRANTS (Cost $1,969,135)		501,585		401,366		301,092		351,202		301,092	—	—		1,856,337

	Interest Rate
SHORT-TERM INVESTMENTS - 0.0%
STIT Liquid Assets Portfolio, Institutional Class (8)	0.07%	56,822	$56,822	—	$—	—	$—	—	$—	—	$—	—	—	56,822	$56,822
Total SHORT-TERM INVESTMENTS (Cost $56,822)			56,822		—		—		—		—	—	—		56,822
												—	—
Total Investments - 133.6% (Cost $347,762,069)			98,549,721		82,576,699		59,971,629		67,169,231		56,587,654	—	—		364,854,934
Liabilities in Excess of Other Assets - (33.6)%			(26,499,078)		(19,544,199)		(15,405,665)		(16,384,522)		(13,974,351)	—	(400,000)		(92,207,815)
TOTAL NET ASSETS - 100.0%			$72,050,643		$63,032,500		$44,565,964		$50,784,709	`	$42,613,303	—	(400,000)		$272,647,119

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(1) -	Portion or entire principal amount pledged as collateral for credit facility.
(2) -

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the total value of all such securities was $82,869,585 or 30.3% of net assets.

(3) -	Private Placement.
(4) -	Foreign security or a U.S. security of a foreign company.
(5) -

Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees/Directors. As of December 31, 2013, the total value of all such securities was $1,325 or 0.0% of net assets.

(6) -	Issuer is currently in default on its regularly scheduled interest payment.
(7) -

Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of December 31, 2013, the total value of all such securities was $22,093 or 0.0% of net assets.

(8) -	Variable rate security — Interest rate shown is the rate in effect as of December 31, 2013.
(9) -	Non-income producing security.
(10) -	Payment in kind security.

Statements of Assets and Liabilities (Unaudited)

December 31, 2013

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.	Helios High Yield Fund	Pro Forma Adjustments		Pro Forma Combined
Assets:
Investments in securities, at value	$82,576,699	$59,971,629	$67,169,231	$56,587,654	$98,492,899	—		364,798,112
Investment in short term securities, at value	—	—	—	—	56,822	—		56,822
Total Investments, at value	82,576,699	59,971,629	67,169,231	56,587,654	98,549,721	—		364,854,934
Cash	264,615	335,411	490,246	447,492	13,604	—		1,551,368
Foreign currency	—	—	—	—	15,511	—		15,511
Interest and dividends receivable	1,479,478	1,068,780	1,195,147	938,557	1,810,575	—		6,492,537
Receivable for investments sold	—	—	—	—	1,375	—		1,375
Prepaid expenses	13,061	3,801	4,379	4,641	4,352			30,234
Total assets	84,333,853	61,379,621	68,859,003	57,978,344	100,395,138	—		372,945,959
Liabilities:
Payable for credit facility	21,100,000	16,650,000	17,900,000	15,250,000	28,150,000	—		99,050,000
Payable for credit facility interest	1,374	1,038	1,139	978	1,791	—		6,320
Payable for open forward foreign currency contracts	63,488	44,486	51,997	—	74,956	—		234,927
Payable for reorganization costs	—	—	—	—	—	400,000		400,000
Investment advisory fee payable	46,427	33,778	37,908	31,938	59,329	—		209,380
Shareholder servicing fee payable	—	—	—	—	1,695	—		1,695
Administration fee payable	10,714	7,795	8,748	7,371	—	—		34,628
Trustees/Directors fee payable	7,604	7,604	7,604	7,604	7,927	—		38,343
Accrued expenses	71,746	68,956	66,898	67,150	48,797	—		323,547
Total liabilities	21,301,353	16,813,657	18,074,294	15,365,041	28,344,495	400,000		100,298,840
Net Assets	$63,032,500	$44,565,964	$50,784,709	$42,613,303	$72,050,643	$(400,000)		$272,647,119
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, unlimited shares authorized)	$—	$—	$—	$—	$6,848	$2,494		$9,342
Capital stock, at par value ($0.0001 par value, 1,000,000,000 shares authorized)	655	486	760	593	—	(2,494)		—
Additional paid-in capital	455,810,526	338,160,024	493,873,833	402,153,392	75,793,166	—		1,765,790,941
Undistributed net investment income	899,949	402,752	897,699	862,682	253,332	(400,000)		2,916,414
Accumulated net realized loss on investments, foreign currency transactions and forward foreign currency contracts	(397,644,766)	(296,828,472)	(447,165,635)	(363,060,946)	(8,229,628)	—		(1,512,929,447)
Net unrealized appreciation on investments, foreign currency translations and forward foreign currency contracts	3,966,136	2,831,174	3,178,052	2,657,582	4,226,925	—		16,859,869
Net assets applicable to capital stock outstanding	$63,032,500	$44,565,964	$50,784,709	$42,613,303	$72,050,643	$(400,000)		$272,647,119

Total investments at cost	$78,547,602	$57,096,339	$63,939,613	$53,930,072	$94,248,443	$—		$347,762,069
Foreign currency at cost	$—	$—	$—	$—	$15,559	$—		$15,559

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,553,393	4,856,958	7,595,018	5,930,400	6,847,565	(5,833,421	)(A)	25,949,913
Net asset value per share	$9.6183	$9.1757	$6.6866	$7.1856	$10.5221			$10.5067

(A) - Adjustment reflects shares issued in conversion.

Statements of Operations (Unaudited)

For the Year Ended December 31, 2013

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.	Helios High Yield Fund	Pro Forma Adjustments		Pro Forma Combined

Investment Income:
Interest	$6,382,329	$4,564,907	$5,171,118	$3,842,044	$7,770,589	—		$27,730,987
Dividends	68,015	48,599	55,048	121,194	77,064	—		369,920
Total investment income	6,450,344	4,613,506	5,226,166	3,963,238	7,847,653	—		28,100,907
Expenses:
Investment advisory fees	553,739	395,938	449,340	378,619	713,523	(50,966	)(A)	2,440,193
Shareholder servicing fees	—	—	—	—	101,932	(101,932	)(A)	—
Administration fees	127,786	91,370	103,694	87,374	—	152,898	(A)	563,122
Reorganization expense	—	—	—	—	—	400,000		400,000
Legal fees	180,944	116,965	135,534	112,236	22,259	(461,938	)(C)	106,000
Audit and tax services	45,227	45,227	45,227	45,227	40,353	(181,761	)(B)	39,500
Trustees’/Directors’ fees	43,000	43,000	43,000	43,000	40,793	(105,293	)(B)	107,500
Reports to shareholders	41,689	29,395	28,699	32,073	43,524	(29,380	)(B)	146,000
Fund accounting servicing fees	38,734	39,310	39,829	39,276	108,773	(170,922	)(B)	95,000
Transfer agency fees	25,611	26,363	25,450	25,491	15,024	(90,339	)(B)	27,600
Registration fees	23,751	23,751	23,751	23,751	23,904	(88,908	)(B)	30,000
Insurance	18,133	12,772	14,479	12,363	23,098	(44,745	)(B)	36,100
Miscellaneous	10,230	5,373	7,821	7,830	8,351	(19,605	)(B)	20,000
Custodian fees	8,137	8,376	8,604	8,024	10,138	(8,279	)(B)	35,000
Total expenses before interest expense	1,116,981	837,840	925,428	815,264	1,151,672	(801,170)		4,046,015
Interest expense on credit facility	280,736	200,683	230,148	194,437	356,958	—		1,262,962
Total expenses	1,397,717	1,038,523	1,155,576	1,009,701	1,508,630	(801,170)		5,308,977
Less expenses waived by the investment adviser	—	—	—	—	(81,546)	81,546	(A)	—
Net expenses	1,397,717	1,038,523	1,155,576	1,009,701	1,427,084	(719,624)		5,308,977
Other income from litigation settlement	499,622	361,405	404,435	347,673	—	(1,613,135)		—
Net investment income	5,552,249	3,936,388	4,475,025	3,301,210	6,420,569	(893,511)		22,791,930
Net Realized and Unrealized Gain on Investments, Foreign Currency Transactions and Forward Foreign Currency Contracts (Note 2):
Net realized gain (loss) on:
Investments	1,933,591	1,416,002	1,539,660	1,545,182	1,598,400	—		8,032,835
Litigation settlement*	689,493	499,772	792,403	605,197	—	—		2,586,865
Foreign currency transactions	(19,693)	(13,839)	(15,913)	—	(23,016)	—		(72,461)
Forward foreign currency contracts	(19,847)	(14,788)	(15,097)	—	(24,434)	—		(74,166)
Net realized gain on investments, foreign currency transactions and forward foreign currency contracts	2,583,544	1,887,147	2,301,053	2,150,379	1,550,950	—		10,473,073
Net change in unrealized appreciation (depreciation) on:
Investments	(765,329)	(414,130)	(426,214)	(1,106,902)	(510,218)	—		(3,222,793)
Foreign currency and foreign currency translations	527	370	431	—	603	—		1,931
Forward foreign currency contracts	(63,488)	(44,486)	(51,997)	—	(74,956)	—		(234,927)
Net change in unrealized depreciation on investments, foreign currency translations and forward foreign currency contracts	(828,290)	(458,246)	(477,780)	(1,106,902)	(584,571)	—		(3,455,789)
Net realized and unrealized gain on investments, foreign currency transactions and forward foreign currency contracts	1,755,254	1,428,901	1,823,273	1,043,477	966,379	—		7,017,284
Net increase in net assets resulting from operations	$7,307,503	$5,365,289	$6,298,298	$4,344,687	$7,386,948	$(893,511)		$29,809,214

(A)

These adjustments reflect the standardization of advisory and administration fees at 0.65% and 0.15%, respectively, and the elimination of the shareholder servicing fee and waiver of 0.10% and (0.08)%, respectively.

(B)	These adjustments reflect the elimination of duplicate costs or economies of scale.
(C)	These adjustments reflect the elimination of litigation fees.

Notes to Pro Forma Condensed Combined Financial Statements

December 31, 2013 (Unaudited)

1.              The Funds and the Basis of Consolidation

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (the “Target Funds”) were each incorporated under the laws of the State of Maryland on September 7, 2014, April 16, 2003, November 14, 2005, May 17, 2002, and January 16, 2004, respectively. Each Target Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective. The Brookfield High Income Fund Inc. (formerly, the Helios High Yield Fund Inc.) (the “Acquiring Fund”) was incorporated as a Maryland corporation on November 22, 2013.  Prior to March 1, 2014, the Acquiring Fund was a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Acquiring Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of the Target Funds by the Acquiring Fund as if such acquisitions had taken place as of December 31, 2013. The Acquiring Fund will be the accounting survivor of the reorganizations.

The reorganizations involve the transfer of substantially all of the assets (excluding the Reserve, as defined in the Joint Proxy Statement/Prospectus, dated [               ], 2014 (the “Joint Proxy Statement/Prospectus”)), and substantially all of the liabilities (excluding the Retained Liabilities, as defined in the Joint Proxy Statement/Prospectus) of the Target Funds to the Acquiring Fund in exchange for shares of common stock of the Acquiring Fund, and the pro rata distribution of such shares of the Acquiring Fund to the shareholders of the Target Funds, as provided in the Agreement and Plan of Reorganization. The reorganizations are intended to qualify as tax-free reorganizations so that shareholders of the Target Funds will not recognize any gain or loss through the exchange of shares in the reorganizations.

The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of the Target Funds and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the unaudited pro forma combined financial statements form a part. The unaudited pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had each exchange occurred on December 31, 2013. The unaudited pro forma combined financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

2.              Acquiring Fund Valuation of Investments and Derivatives Instruments

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Directors/Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Fund’ portfolios. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. If a market value or price cannot be determined for a security or a significant event has occurred that would materially affect the value of the security, the security is fair valued by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 —  quoted prices in active markets for identical assets or liabilities

• Level 2 —       quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

• Level 3 —       significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee.  If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceeds certain tolerance levels with the third party pricing service or broker source.  For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Target Funds

Helios Advantage Income Fund, Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of December 31, 2013.  The table is not all-inclusive, but provides information on the significant Level 3 inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Helios High Income Fund, Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of December 31, 2013.  The table is not all-inclusive, but provides information on the significant Level 3 inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Helios Multi-Sector High Income, Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of December 31, 2013.  The table is not all-inclusive, but provides information on the significant Level 3 inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Helios Strategic Income Fund, Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of December 31, 2013.  The table is not all-inclusive, but provides information on the significant Level 3 inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Acquiring Fund

Brookfield High Income Fund Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of December 31, 2013.  The table is not all-inclusive, but provides information on the significant Level 3 inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Pro Forma Combined Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of December 31, 2013.  The table is not all-inclusive, but provides information on the significant Level 3 inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

For the year ended December 31, 2013, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Foreign Currency Translations: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Funds do not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts: A forward foreign currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the year the forward contract is in existence changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Brookfield High Income Fund Inc. invest in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

All contracts were done with Bank of New York Mellon as the counterparty. As of December 31, 2013, the following forward contracts were outstanding:

Target Funds

Helios Advantage Income Fund, Inc.

Helios High Income Fund, Inc.

Helios Multi-Sector High Income Fund, Inc.

Acquiring Fund

Brookfield High Income Fund Inc.

Pro Forma Combined Fund

The following tables set forth the fair value of the Funds derivative instruments:

Target Funds

Helios Advantage Income Fund, Inc.

Helios High Income Fund, Inc.

Helios Multi-Sector High Income Fund, Inc.

Acquiring Fund

Brookfield High Income Fund Inc.

Pro Forma Combined Fund

The following tables set forth the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

Target Funds

Helios Advantage Income Fund, Inc.

Helios High Income Fund, Inc.

Helios Multi-Sector High Income Fund, Inc.

Acquiring Fund

Brookfield High Income Fund Inc.

Pro Forma Combined Fund

Below is the gross and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

Target Funds

Helios Advantage Income Fund, Inc.

Helios High Income Fund, Inc.

Helios Multi-Sector High Income Fund, Inc.

Acquiring Fund

Brookfield High Income Fund Inc.

Pro Forma Combined Fund

The Funds have elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

3.              Investment Advisory Agreements and Related Party Transactions

Each Fund has entered into a separate Investment Advisory Agreement (the “Advisory Agreements”) with the Adviser under which the Adviser is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreements provide that the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector

High Income Fund, Inc. and Helios Strategic Income Fund, Inc. shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage). The Brookfield High Income Fund Inc. shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of the Fund’s average weekly total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage). Prior to March 1, 2014, Brookfield High Income Fund paid the Adviser an advisory and administration fee of 0.70% of the Fund’s average weekly total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage).

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc. and Brookfield High Income Fund Inc. have entered into separate Administration Agreements with the Adviser. The Adviser entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC. The Adviser and the Sub-administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. For its services under the Administration Agreements, the Adviser receives from each Fund, respectively, an annual fee equal to 0.15% of its average daily (weekly with respect to Brookfield High Income Fund Inc.) total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage), payable monthly in arrears.

Certain officers and/or directors of the Funds are officers and/or directors of the Adviser.

4.              Service Agreements

In addition to the services provided by the Adviser, which are discussed in Note 3 above, the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc. and Brookfield High Income Fund Inc. have entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services LLC (“USBFS”).  For its services, USBFS receives a monthly fee equal to an annual rate of 0.03% of the first $100 million of average daily net assets; 0.02% of the next $200 million of average daily net assets; and 0.01% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $30,000 plus certain out of pocket expenses. Prior to March 1, 2014, for its services, USBFS received a monthly fee equal to an annual rate of 0.10% of the first $100 million of average daily net assets; 0.08% of the next $200 million of average daily net assets; and 0.04% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $80,000 plus certain out of pocket expenses.

The Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc. and Brookfield High Income Fund Inc. have entered into a Closed-End Fund Custody Agreement with U.S. Bank, National Association. (“USB”). For its services, USB receives a monthly fee equal to an annual rate of 0.004% of the average daily market value of the Fund’s assets plus portfolio transaction fees, subject to a minimum annual fee of $6,000.

The Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc. and Brookfield High Income Fund Inc. have contracted for transfer agency and certain shareholder services, including the administration of the Funds’ Automatic Dividend Reinvestment Plan with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (collectively, the “Transfer Agent”).

5.              Borrowings

Credit facility: The Funds have each established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. Each Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused. For the year ended December 31, 2013, the average interest rate paid on the amounts outstanding under the line of credit was 1.03% for Helios Advantage Income Fund, Inc., 1.05% for the Helios High Income Fund, Inc., 1.04% for the Helios Multi-Sector High Income Fund, Inc., 1.04% for Helios Strategic Income Fund, Inc., 1.03% for Brookfield High Income Fund Inc. and 1.04% for the Pro Forma Combined Fund.

6.              Reverse Stock Split

Effective September 1, 2009, Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. effected a 1 for 5 reverse stock split for its respective shares. All share transactions in capital stock and per share data prior to September 1, 2009, have been restated to give effect of the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in each Fund.

7.              Capital Stock

The combined pro forma net asset values per share assume that the issuance of Acquiring Fund shares to the Target Funds shareholders would have occurred at December 31, 2013, in connection with the proposed reorganization. The number of shares assumed to be received is equal to the net asset value of shares of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of December 31, 2013, divided by the net asset value of Brookfield High Income Fund Inc. as of December 31, 2013. The pro forma number of shares outstanding, by class, for the combined fund consists of the following:

8.              Federal Income Tax Information

Each Fund has met the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. After the reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes. Therefore, no federal income or excise tax provision is required. The Acquiring Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

The identified cost of investments for the Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the

Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of December 31, 2013, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2013, open taxable years consisted of the taxable years ended March 31, 2010, through March 31, 2013, for the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. and June 30, 2010, through June 30, 2013, for the Brookfield High Income Fund Inc. No examination of any of the Funds is currently in progress.

As of December 31, 2013, the Funds’ capital loss carryforwards were as follows:

9.              Pro Forma Operating Expenses

The pro forma condensed combined statement of operations for the twelve-month period ending December 31, 2013, as adjusted, giving effect to the Reorganizations reflects the changes in expense of the Acquiring Fund as if the Reorganizations were consummated on December 31, 2013. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

10.       The Administrative Proceeding and Non-Reliance on Certain Prior Financial Statements

On April 7, 2010, after an investigation by the Division of Enforcement, the Securities and Exchange Commission (“Commission”) issued an order (“Order”) instituting administrative and cease-and-desist proceedings (the “Administrative Proceeding”) pursuant to the federal securities laws and the Commission’s rules of practice against Morgan Asset Management, Inc. (“Morgan Asset”), Morgan Keegan & Company, Inc., James C. Kelsoe, Jr. and Joseph Thompson Weller, CPA (collectively, “Respondents”). Prior to July 29, 2008, Morgan Asset served as investment adviser to the Funds.

If  certain  allegations in  the  Order  against  the  Respondents are  found  to  be  true  at  the  conclusion of the Administrative Proceeding or otherwise, the financial statements and financial highlights for each Fund’s three fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006 may be impacted. The Funds are currently undertaking an investigation of the underlying allegations in the Order. It is unclear at this time, however, whether each Fund’s financial statements and financial highlights covering these fiscal periods are impacted and, if so, whether the impact is material.

By correspondence dated May 27, 2010, the Funds’ independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Funds that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Funds’ financial statements should no longer be relied upon. Certain of the Funds’ authorized officers have discussed the foregoing matters with the Funds’ former independent registered public accounting firm.

In addition, by correspondence dated May 28, 2010, BBD, LLP (“BBD”), the Funds’ independent registered public accounting firm for the six-month period ended September 30, 2008 and the fiscal year ended March 31, 2009, informed the Funds that BBD’s audit reports dated November 26, 2008 and May 28, 2009, on the Funds’ financial statements should no longer be relied upon in view of the Funds’ former independent registered public accounting firm’s May 27, 2010 correspondence regarding non-reliance on its previously issued audit reports because BBD relied upon the Funds’ former independent registered public accounting firm’s audit report on the March 31, 2008 financial statements. The Funds’ Audit Committees, Boards of Directors and authorized officers have discussed the foregoing matters with BBD.

Since the Adviser was not the Funds’ investment adviser for the fiscal years ended March 31, 2008, 2007 and 2006, the Adviser has not attempted to review the Funds’ financial statements for those fiscal years. The information contained in this report for March 31, 2008, 2007 and 2006 is unaudited and should not be relied upon.

For the Funds’ fiscal year ended March 31, 2009, since the Adviser only assumed management of the Funds on July 29, 2008, the Adviser reviewed the Funds’ balance sheets as of March 31, 2008 so that it could establish opening valuations for April 1, 2008. The Adviser’s review resulted in adjustments to portfolio valuations and accrued interest receivables. The Funds engaged BBD to re-audit their March 31, 2009 financial statements.

As discussed above, based upon the actions of the Funds’ former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon until such time that the Funds’ investigation of the underlying allegations in the Order has been completed and the issues surrounding the audit reports have been resolved.

Restatement Information: As a result of BBD’s correspondence regarding non-reliance on its previously issued audit reports because BBD relied upon the Funds’ former independent registered public accounting firm’s audit report on the March 31, 2008 financial statements, the Adviser reviewed the Funds’ balance sheets as of March 31, 2008, which resulted in adjustments to portfolio valuations and accrued interest receivables. For additional information regarding these adjustments, please refer to the Funds’ Amendment to their March 31, 2009 Annual Report.

Termination of Expense Limitation Agreements: On May 25, 2010, the Boards of Directors of the Funds received written notice of the Adviser’s determination not to extend the Expense Limitation Agreements, after their termination on July 29, 2010.

11.       Subsequent Events

At a special shareholder meeting Helios High Yield Fund held on January 31, 2014, shareholders of the Fund approved the redomestication of the Fund to a Maryland corporation and amendments to the Fund’s governing documents. Additionally, shareholders approved a new investment advisory agreement between the Fund and Brookfield Investment Management. The redomestication and implementation of the new investment advisory agreement were consummated on February 28, 2014. In addition, the Fund changed its name to “Brookfield High Income Fund Inc.” effective March 1, 2014.

Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustments or additional disclosure in the pro forma condensed combined financial statements.

APPENDIX C

PROXY VOTING POLICIES

BROOKFIELD INVESTMENT MANAGEMENT INC.

JULY 2010

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.            Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”) provided in Exhibit A attached hereto.

B.            Administration and Voting of Portfolio Proxies

1.             Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients.  In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences.  Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients.  Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.             Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines.  As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis.  BIM bears ultimate responsibility for how portfolio proxies are voted.  Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines.  The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.             Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates.  To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•                                          BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•                                          BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•                                          BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes.  To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•                                          If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•                                          If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.             Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures.  In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time.  In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting.  If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.            Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•                                          any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•                                          any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•                                          these Policies and Procedures, as amended from time to time;

•                                          records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•                                          records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•                                          any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.            Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary.  Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E.            Proxy Voting Guidelines

Guidelines are attached as EXHIBIT A.

EXHIBIT A

2011 U.S. PROXY VOTING GUIDELINES CONCISE SUMMARY

(Digest of Selected Key Guidelines)

January 3, 2011

Institutional Shareholder Services Inc.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                                          An auditor has a financial interest in or association with the company, and is therefore not independent;

•                                          There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                                          Poor accounting practices are identified that rise to a serious level of concern, such as:  fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                                          Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•                                          Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.                                      Board Accountability

2.                                      Board Responsiveness

3.                                      Director Independence

4.                                      Director Competence

1.             Board Accountability

VOTE WITHHOLD/AGAINST(2) the entire board of directors (except new nominees(3), who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

1.1                               The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

1.2                               The board lacks accountability and oversight, coupled with sustained poor performance relative to peers.  Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).  Take into consideration the company’s five-year total shareholder return and five-year operational metrics.  Problematic provisions include but are not limited to:

•                                          A classified board structure;

•                                          A supermajority vote requirement;

•                                          Majority vote standard for director elections with no carve out for contested elections;

•                                          The inability for shareholders to call special meetings;

•                                          The inability for shareholders to act by written consent;

•                                          A dual-class structure; and/or

•                                          A non-shareholder approved poison pill.

1.3                               The company’s poison pill has a “dead-hand” or “modified dead-hand” feature.  Vote withhold/against every year until this feature is removed;

1.4                               The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or

(2)  In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(3)  A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

less), without shareholder approval.  A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation.  Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill.  This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5                               The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6                               the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•                                          The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e.  whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•                                          The issuer’s rationale;

•                                          The issuer’s governance structure and practices; and

•                                          The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7                               The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8                               The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9                               There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10                        Poor accounting practices are identified that rise to a level of serious concern, such as:  fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.  Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11                        There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12                        The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13                        The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14                        The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15                        The company has problematic pay practices.  Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16                        Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17                        Failure to replace management as appropriate; or

1.18                        Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.             Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1                               The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2                               The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3                               The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4                               At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.             Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1                               The inside or affiliated outside director serves on any of the three key committees:  audit, compensation, or nominating;

3.2                               The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3                               The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4                               The full board is less than majority independent.

4.             Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1                               The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2                               Attend less than 75 percent of the board and committee meetings (with the exception of new nominees).  Acceptable reasons for director(s) absences are generally limited to the following:

•                                          Medical issues/illness;

•                                          Family emergencies; and

•                                          If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing.  If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3                               Sit on more than six public company boards; or

4.4                               Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                                          Long-term financial performance of the target company relative to its industry;

•                                          Management’s track record;

•                                          Background to the proxy contest;

•                                          Qualifications of director nominees (both slates);

•                                          Strategic plan of dissident slate and quality of critique against management;

•                                          Likelihood that the proposed goals and objectives can be achieved (both slates);

•                                          Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•                                          Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties.  (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•                                          presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•                                          serves as liaison between the chairman and the independent directors;

•                                          approves information sent to the board;

•                                          approves meeting agendas for the board;

•                                          approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•                                          has the authority to call meetings of the independent directors;

•                                          if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                                          Two-thirds independent board;

•                                          All independent key committees;

•                                          Established governance guidelines;

•                                          A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time.  For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•                                          The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•                                          Egregious compensation practices;

•                                          Multiple related-party transactions or other issues putting director independence at risk;

•                                          Corporate and/or management scandals;

•                                          Excessive problematic corporate governance provisions; or

•                                          Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•                                          The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•                                          The value of the NOLs;

•                                          Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•                                          The company’s existing governance structure including:  board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                                          Any other factors that may be applicable.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.  Rights plans should contain the following attributes:

•                                          No lower than a 20% trigger, flip-in or flip-over;

•                                          A term of no more than three years;

•                                          No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                                          Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company.  In examining the request for the pill, take into consideration the company’s existing governance structure, including:  board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•                                          The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•                                          The value of the NOLs;

•                                          Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•                                          The company’s existing governance structure including:  board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                                          Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•                                          Shareholders’ current right to act by written consent;

•                                          The consent threshold;

•                                          The inclusion of exclusionary or prohibitive language;

•                                          Investor ownership structure; and

•                                          Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•                                          An unfettered(4) right for shareholders to call special meetings at a 10 percent threshold;

(4)  “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

•                                          A majority vote standard in uncontested director elections;

•                                          No non-shareholder-approved pill; and

•                                          An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•                                          Shareholders’ current right to call special meetings;

•                                          Minimum ownership threshold necessary to call special meetings (10% preferred);

•                                          The inclusion of exclusionary or prohibitive language;

•                                          Investor ownership structure; and

•                                          Shareholder support of, and management’s response to, previous shareholder proposals.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance.  Take into account company-specific factors that include, at a minimum, the following:

•                                          Past Board Performance:

•                                          The company’s use of authorized shares during the last three years

•                                          The Current Request:

•                                          Disclosure in the proxy statement of the specific purposes of the proposed increase;

•                                          Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•                                          The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance.  Take into account company-specific factors that include, at a minimum, the following:

•              Past Board Performance:

•                                          The company’s use of authorized preferred shares during the last three years;

•                                          The Current Request:

•                                          Disclosure in the proxy statement of the specific purposes for the proposed increase;

•                                          Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•                                          In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•                                          Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions.  Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                                          Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                                          Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                                          Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.  Management should also have a favorable track record of successful integration of historical acquisitions.

•                                          Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.  Significant negotiation “wins” can also signify the deal makers’ competency.  The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                                          Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.  Consider whether these interests may have influenced these directors and officers to support or recommend the merger.  The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders.  Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                                          Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.                                      Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value:  This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term.  It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.                                      Avoid arrangements that risk “pay for failure”:  This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.                                      Maintain an independent and effective compensation committee:  This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.                                      Provide shareholders with clear, comprehensive compensation disclosures:  This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.                                      Avoid inappropriate pay to non-executive directors:  This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.  At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•                                          There is a misalignment between CEO pay and company performance (pay for performance);

•                                          The company maintains problematic pay practices;

•                                          The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee.  However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee.  In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors).  If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•                                          Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards:  disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•                                          Evaluation of peer group benchmarking used to set target pay or award opportunities.  Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•                                          Balance of performance-based versus non-performance-based pay.  Consider the ratio of performance-based (not including plain vanilla stock options) vs.  non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period.  From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time.  Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•                                          Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•                                          Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years.  The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-based.  If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently.  Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•                                          AGAINST management “say on pay” (MSOP) proposals;

•                                          AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•                                          In egregious situations;

•                                          When no MSOP item is on the ballot; or

•                                          When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•                                          AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•                                          Problematic practices related to non-performance-based compensation elements;

•                                          Incentives that may motivate excessive risk-taking; and

•                                          Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.  The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                                          Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                                          Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•                                          New or extended agreements that provide for:

•                                          CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•                                          CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•                                          CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•                                          Multi-year guaranteed bonuses;

•                                          A single performance metric used for short- and long-term plans;

•                                          Lucrative severance packages;

•                                          High pay opportunities relative to industry peers;

•                                          Disproportionate supplemental pensions; or

•                                          Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues.  Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.  When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•                                          Reason and motive for the options backdating issue, such as inadvertent vs.  deliberate grant date changes;

•                                          Duration of options backdating;

•                                          Size of restatement due to options backdating;

•                                          Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•                                          Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action.  Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•                                          Poor disclosure practices, including:

•                                          Unclear explanation of how the CEO is involved in the pay setting process;

•                                          Retrospective performance targets and methodology not discussed;

•                                          Methodology for benchmarking practices and/or peer group not disclosed and explained.

•                                          Board’s responsiveness to investor input and engagement on compensation issues, for example:

•                                          Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•                                          Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages.  Features that may lead to a vote AGAINST include:

•                                          Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•                                          Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•                                          Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•                                          Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•                                          Potentially excessive severance payments;

•                                          Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•                                          In the case of a substantial gross-up from pre-existing/grandfathered contract:  the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•                                          The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.  ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans.  Vote AGAINST the equity plan if any of the following factors apply:

•                                          The total cost of the company’s equity plans is unreasonable;

•                                          The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•                                          The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•                                          The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•                                          Liberal Change of Control Definition:  The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•                                          The plan is a vehicle for problematic pay practices.

Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.  This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•                                          while employed and/or for two years following the termination of their employment ; or

•                                          for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•                                          Whether the company has any holding period, retention ratio, or officer ownership requirements in place.  These should consist of:

•                                          Rigorous stock ownership guidelines;

•                                          A holding period requirement coupled with a significant long-term ownership requirement; or

•                                          A meaningful retention ratio;

•                                          Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•                                          Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•                                          Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives.  A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.  The following factors will be taken into account:

•                                          Whether the company has any holding period, retention ratio, or officer ownership requirements in place.  These should consist of:

•                                          Rigorous stock ownership guidelines, or

•                                          A holding period requirement coupled with a significant long-term ownership requirement, or

•                                          A meaningful retention ratio,

•                                          Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•                                          Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives.  A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.  While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•                                          Whether adoption of the proposal is likely to enhance or protect shareholder value;

•                                          Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                                          The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                                          Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•                                          Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                                          Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•                                          What other companies have done in response to the issue addressed in the proposal;

•                                          Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•                                          Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                                          Whether the subject of the proposal is best left to the discretion of the board;

•                                          Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                                          Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•                                          The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•                                          The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•                                          The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•                                          The level of gender and racial minority representation that exists at the company’s industry peers;

•                                          The company’s established process for addressing gender and racial minority board representation;

•                                          Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•                                          The independence of the company’s nominating committee;

•                                          The company uses an outside search firm to identify potential director nominees; and

•                                          Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners.  Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•                                          The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•                                          The company’s level of disclosure is comparable to that of industry peers; and

•                                          There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•                                          Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•                                          Whether company disclosure lags behind industry peers;

•                                          Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•                                          The feasibility of reduction of GHGs given the company’s product line and current technology and;

•                                          Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending.  However, the following factors will be considered:

•                                          Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

•                                          Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•                                          The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•                                          The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees.  The value of the information sought by such proposals is unclear.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                                          There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•                                          The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions.  Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•                                          Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•                                          The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions.  Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.  Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•                                          The degree to which existing relevant policies and practices are disclosed;

•                                          Whether or not existing relevant policies are consistent with internationally recognized standards;

•                                          Whether company facilities and those of its suppliers are monitored and how;

•                                          Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•                                          Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•                                          Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•                                          The scope of the request; and

•                                          Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•                                          The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•                                          The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

APPENDIX D

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated:  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.                                      An application for rating was not received or accepted.

2.                                      The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.                                      There is a lack of essential data pertaining to the issue or issuer.

4.                                      The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:                  Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS SERVICE

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BBB, B, CCC, CC, C:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on issues with an A-2 designation is strong.  However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s.  Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

PART C:  OTHER INFORMATION

Item 15.                 Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Registrant to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s charter and Bylaws also permit the Registrant to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant, if any.

Maryland law requires a corporation (unless its charter provides otherwise, which is not the case for the Registrant’s charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.                 Exhibits

(1)	Articles of Amendment and Restatement. (1)

(2)	Amended and Restated Bylaws of the Registrant. (1)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization. (included as Appendix A to the Combined Proxy Statement/Prospectus included in this Registration Statement)

(5)

Instruments defining the rights of holders of securities being registered are herein incorporated by reference from the Registrant’s Articles of Amendment and Restatement and Amended and Restated Bylaws.

(6)	Investment Advisory Agreement between the Registrant (formerly known as Helios High Yield Fund Inc.) and Brookfield Investment Management Inc. dated February 28, 2014. (1)

(7)	Not applicable.

(8)	Not applicable.

(9)	Custody Agreement between the Registrant and U.S. Bank National Association dated March 1, 2014. (1)

(10)	Not applicable.

(11)	(a) Consent of Paul Hastings LLP. (1)

(b) Opinion and Consent of Venable LLP. (1)

(12)	(a) Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Helios Advantage Income Fund Inc. (1)

(12)	(b) Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Helios High Income Fund Inc. (1)

(12)	(c) Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Helios Multi-Sector High Income Fund Inc. (1)

(12)	(d) Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Helios Strategic Income Fund Inc. (1)

(13)	(a) Administration Agreement between the Registrant and Brookfield Investment Management Inc. dated February 28, 2014. (1)

(b) Fund Sub-Administration Agreement between the Adviser, with respect to the Registrant, and U.S. Bancorp Fund Services, LLC dated March 1, 2014. (1)

(c) Transfer Agency Agreement between the Registrant and Computershare Shareholder Services, Inc. dated [ ]. (2)

(d) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated March 1, 2014. (1)

(14)	Consents of Independent Registered Public Accounting Firm. (1)

(15)	Not applicable.

(16)	Powers of Attorney. (1)

(17)

(a) Annual Report to Shareholders of Helios Advantage Income Fund, Inc. for the fiscal year ended March 31, 2013, previously filed on Form N-CSR (File No. 811-21631) on June 6, 2013, is incorporated herein by reference.

(b) Annual Report to Shareholders of Helios High Income Fund, Inc. for the fiscal year ended March 31, 2013, previously filed on Form N-CSR (File No. 811-21332) on June 6, 2013, is incorporated herein by reference.

(c) Annual Report to Shareholders of Helios Multi-Sector High Income Fund, Inc. for the fiscal year ended March 31, 2013, previously filed on Form N-CSR (File No. 811-21833) on June 6, 2013, is incorporated herein by reference.

(d) Annual Report to Shareholders of Strategic Income Fund, Inc. for the fiscal year ended March 31, 2013, previously filed on Form N-CSR (File No. 811-21487) on June 6, 2013, is incorporated herein by reference.

(e) Annual Report to Shareholders of Helios High Yield Fund for the fiscal year ended June 30, 2013, previously filed on Form N-CSR (File No. 811-08795) on September 5, 2013, is incorporated herein by reference.

(f) Semi-Annual Report to Shareholders of Helios Advantage Income Fund, Inc. for the fiscal period ended September 30, 2013, previously filed on Form N-CSRS (File No. 811-21631) on December 4, 2013, is incorporated herein by reference.

(g) Semi-Annual Report to Shareholders of Helios High Income Fund, Inc. for the fiscal period ended September 30, 2013, previously filed on Form N-CSRS (File No. 811-21332) on December 4, 2013, is incorporated herein by reference.

(h) Semi-Annual Report to Shareholders of Helios Multi-Sector High Income Fund, Inc. for the fiscal period ended September 30, 2013, previously filed on Form N-CSRS (File No. 811-21833) on December 4, 2013, is incorporated herein by reference.

(i) Semi-Annual Report to Shareholders of Strategic Income Fund, Inc. for the fiscal period ended September 30, 2013, previously filed on Form N-CSRS (File No. 811-21487) on December 4, 2013, is incorporated herein by reference.

(j) Semi-Annual Report to Shareholders of Helios High Yield Fund for the fiscal period ended December 31, 2013, previously filed on Form N-CSRS (File No. 811-08795) on March 7, 2014, is incorporated herein by reference.

(k) Form of Proxy for Helios Advantage Income Fund, Inc. (2)

(l) Form of Proxy for Helios High Income Fund, Inc. (2)

(m) Form of Proxy for Helios Multi-Sector High Income Fund, Inc. (2)

(n) Form of Proxy for Helios Strategic Income Fund, Inc. (2)

(o) Form of Proxy for Brookfield High Income Fund Inc. (2)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 17.                 Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of

1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 8th day of April, 2014.

BROOKFIELD HIGH INCOME FUND INC.

By:	/s/ KIM G. REDDING
Name:	Kim G. Redding
Title:	President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature		Title	Date

/s/ KIM G. REDDING		President (Principal Executive Officer) and Director	April 8, 2014
Kim G. Redding

/s/ ANGELA W. GHANTOUS		Treasurer (Principal Financial Officer)	April 8, 2014
Angela W. Ghantous

*		Director	April 8, 2014
Rodman L. Drake

*		Director	April 8, 2014
Heather Goldman

*		Director	April 8, 2014
Edward A. Kuczmarski

*		Director	April 8, 2014
Stuart A. McFarland

*		Director	April 8, 2014
Louis P. Salvatore
April 8, 2014
*By:	/s/ Jonathan C. Tyras	Attorney-in-Fact
Jonathan C. Tyras

Exhibits

(1)	Articles of Amendment and Restatement.

(2)	Amended and Restated Bylaws of the Registrant.

(6)	Investment Advisory Agreement between the Registrant (formerly known as Helios High Yield Fund Inc.) and Brookfield Investment Management Inc. dated February 28, 2014.

(9)	Custody Agreement between the Registrant and U.S. Bank National Association dated March 1, 2014.

(11)(a)	Consent of Paul Hastings LLP.

(11)(b)	Opinion and Consent of Venable LLP.

(12)(a)	Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Helios Advantage Income Fund Inc.

(12)(b)	Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Helios High Income Fund Inc.

(12)(c)	Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Helios Multi-Sector High Income Fund Inc.

(12)(d)	Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Helios Strategic Income Fund Inc.

(13)(a)	Administration Agreement between the Registrant and Brookfield Investment Management Inc. dated February 28, 2014.

(13)(b)	Fund Sub-Administration Agreement between the Adviser, with respect to the Registrant, and U.S. Bancorp Fund Services, LLC dated March 1, 2014.

(13)(d)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated March 1, 2014.

(14)	Consents of Independent Registered Public Accounting Firm.

(16)	Powers of Attorney.